UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07747

Nuveen Multistate Trust I

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report May 31, 2008	Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Nuveen Investments

Municipal Bond Funds

Nuveen Arizona Municipal Bond Fund

Nuveen Colorado Municipal Bond Fund

Nuveen New Mexico Municipal Bond Fund

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Dear Fellow Shareholders,

I’d like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund’s Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a “best practice” in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us – an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen’s representative on the Board. John’s presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen’s role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company’s asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Finally, I urge you to take the time to review the Portfolio Manager’s Comments and Fund Spotlight sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund’s Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

July 15, 2008

Robert P. Bremner

Chairman of the Board

Annual Report    Page 1

Portfolio Manager’s Comments

for the Nuveen Arizona, Colorado, and New Mexico Municipal Bond Funds

Portfolio manager Scott Romans examines economic and market conditions, key investment strategies and the performance of the Nuveen Arizona, Colorado, and New Mexico Municipal Bond Funds. Scott, who has 8 years of investment experience, has managed the Funds since 2003.

What factors had the greatest influence on the U.S. economy and the municipal bond market during the twelve-month period ended May 31, 2008?

The U.S. economy weakened noticeably as the year progressed. In the second quarter of 2007, U.S. gross domestic product (GDP), a closely watched measure of economic performance, grew at an annual rate of 3.8 percent, followed by a surprisingly robust 4.9 percent annual growth rate in the third quarter. By the final quarter, however, GDP growth shrunk to an annualized 0.6 percent – the slowest quarterly economic expansion since late 2002. The sluggishness continued into the first three months of 2008, with annualized growth of just 0.9 percent during that time. The deteriorating housing market was one factor that had a far-ranging negative impact on the economy. Rising inflation also hurt, with increased food and energy costs weighing down consumer spending. The Consumer Price Index (CPI) rose by 4.1 percent in 2007, compared to a more-modest 2.6 percent in 2006. In May 2008 alone, the CPI grew by a surprising 0.8 percent and stood more than 4 percent higher than its level of a year earlier.

These past twelve months proved to be a remarkably volatile period for municipal bond investors. While the period began quietly enough, conditions started to become much more challenging in August 2007. Falling home values led to rising mortgage defaults and significant losses in bonds backed by sub-prime mortgages. Fixed-income investors became more concerned about risk and, in a “flight to quality,” flocked to U.S. Treasury bonds while shunning nearly every other corner of the bond market – including municipal securities, whose prices fell dramatically in August.

While the tax-exempt bond market bounced back in September 2007, conditions once again worsened later in the year and in early 2008. Various municipal bond insurers with indirect exposure to sub-prime loans were downgraded, in many cases causing substantial underperformance in the municipal bonds they guaranteed.

As nervous investors sought to reduce their risk, many began to purchase shorter-duration bonds – meaning those with less price sensitivity to changes in interest rates. These bonds performed the best over this period, aided by an aggressive series of Federal Reserve cuts in short-term interest rates. Conversely, longer-duration bonds, which carry more interest rate risk, did relatively poorly.

In general, riskier municipal securities significantly underperformed their higher-rated counterparts in this risk-averse environment, with the market’s high-yield segment faring the worst overall. However, most individual issuers remained financially solid, even as the prices of lower-rated bonds fell. Market conditions stabilized in the period’s final two months, especially among higher-rated bonds.

Calendar year 2007 was the third-consecutive year of very heavy municipal bond issuance. Large supplies coupled with significantly reduced demand beginning in late summer served to further depress the market for much of the period. Total new supply in 2007 exceeded $427 billion nationally – a record level that was 10 percent higher than the prior year, itself the third-highest total on record.

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

Annual Report    Page 2

Class A Shares—

Average Annual Total Returns

as of 5/31/08

	1-Year	5-Year	10-Year
Nuveen Arizona Municipal Bond Fund
A Shares at NAV	1.67%	2.73%	3.95%
A Shares at Offer	-2.64%	1.85%	3.50%
Lipper Arizona Municipal Debt Funds Category Average[1]	0.90%	2.96%	3.97%
Lehman Brothers Arizona Municipal Bond Index[2]	4.40%	3.52%	4.87%
Lehman Brothers Municipal Bond Index[3]	3.87%	3.67%	5.06%

Nuveen Colorado Municipal Bond Fund
A Shares at NAV	1.91%	3.33%	3.96%
A Shares at Offer	-2.34%	2.45%	3.52%
Lipper Colorado Municipal Debt Funds Category Average[1]	1.77%	3.09%	4.06%
Lehman Brothers Colorado Municipal Bond Index[2]	3.31%	3.55%	5.06%
Lehman Brothers Municipal Bond Index[3]	3.87%	3.67%	5.06%

Nuveen New Mexico Municipal Bond Fund
A Shares at NAV	2.82%	3.29%	4.04%
A Shares at Offer	-1.46%	2.40%	3.59%
Lipper Other States Municipal Debt Funds Category Average[1]	2.10%	2.78%	3.91%
Lehman Brothers New Mexico Municipal Bond Index[2]	5.75%	3.89%	5.03%
Lehman Brothers Municipal Bond Index[3]	3.87%	3.67%	5.06%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2 percent maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Municipal issuance slowed markedly, however, in the first five months of the new year, with new supply of $173 billion representing a 6 percent drop compared to the same period in 2007.

Also of note in the municipal market, the U.S. Supreme Court in May 2008 ruled that individual states could continue to offer their residents special tax breaks on municipal bonds issued within their borders. The high court’s decision in Department of Revenue of the Commonwealth of Kentucky vs. Davis preserved tax rules in forty-two states, allowing them to continue to exempt from taxation the income their residents earn on in-state municipal bonds while taxing the income earned on municipal bonds issued in other states.

What type of economic environment did the three states profiled in this report experience during the period?

Arizona’s economy grew by just an estimated 1.8 percent in 2007 – ranking 28th nationwide – down sharply from 6.7 percent in 2006. That performance trailed the 3.7 percent growth seen for the Southwest region as a whole, and was modestly below the national expansion of 2.0 percent. Unemployment in Arizona stood at 4.4 percent in May 2008, more than a full percentage point below the national average of 5.5 percent, though a 0.8 percent decline compared to a year earlier. The state saw $10.5 billion of municipal issuance during the twelve-month reporting period – a 25 percent year-over-year increase. For the first five months of 2008, Arizona saw a year-over-year decline of 2 percent, compared to a national decline during that time of about 6 percent.

Colorado was the 20th-fastest growing state in the country in 2007, expanding by an estimated 2.0 percent in 2007. That growth matched the national

1	The Lipper category averages shown represent the average annualized total return for all reporting funds in the respective categories. The Lipper Arizona Municipal Debt Funds Category Average contained 29, 24 and 19 funds, the Lipper Colorado Municipal Debt Funds Category Average had 20, 20 and 16 funds, and the Lipper Other States Municipal Debt Funds Category Average had 144, 135 and 115 funds for the one-year, five-year and ten-year periods ended May 31, 2008, respectively. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

2	The Lehman Brothers Arizona Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt Arizona bonds with maturities of two years or greater. The Lehman Brothers Colorado Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt Colorado bonds with maturities of two years or greater. The Lehman Brothers New Mexico Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt New Mexico bonds with maturities of two years or greater. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

3	The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

Annual Report    Page 3

rate but trailed the Rocky Mountain region’s expansion of 2.9 percent during the same time frame. Colorado grew by 3.0 percent in 2006. New supply in the Colorado municipal market totaled $9.0 billion during the past year, a 9 percent year-over-year drop compared to a national increase of about 2 percent. For the first five months of 2008, Colorado municipal issuance fell about 3 percent on a year-over-year basis, slightly slower than the national decline. The state’s unemployment rate rose to 4.9 percent in May 2008, up from 3.7 percent the previous year.

New Mexico’s economy expanded steadily during 2007 – faster than all but 11 other states – with its growth rate of an estimated 2.8 percent matching its level of the prior year and surpassing the national expansion by 0.8 percent. At 3.8 percent, New Mexico’s May 2008 unemployment rate was one of the lowest in the nation, up modestly from 3.6 percent the previous May. New municipal issuance was $3.1 billion during the past twelve months, a 41 percent increase compared to in the prior year. Issuance was even more robust in the first five months of 2008, with new supply rising by 86 percent on a year-over-year basis, compared to a national decline of about 6 percent. At period end, New Mexico’s credit ratings stood at AA+ and Aa1 from Standard & Poor’s and Moody’s, respectively.

How did the Funds perform during this period?

The table on page three provides Class A Share total returns for the three Funds for the one-year, five-year, and ten-year periods ending May 31, 2008. Each Fund’s total returns are compared with the returns of its corresponding Lipper peer fund category and relevant Lehman Brothers index.

All three Funds saw their Class A Shares at net asset value (NAV) outperformed their respective Lipper peer groups during the twelve-month period, while underperforming their respective state Lehman Brothers indexes. All three Funds also underperformed the national Lehman Brothers index. The factors determining the performance of each Fund are discussed later in the report.

What strategies were used to manage the Funds during the period? How did these strategies influence performance?

All three Funds continued to employ the same fundamental investment strategies and tactics used in previous years, although our ability to implement those strategies depended on the individual characteristics of the three portfolios as well as market conditions within each state. Below we outline our specific approaches to managing the Arizona, Colorado, and New Mexico Funds, as well as discuss noteworthy factors influencing each Fund’s performance.

Nuveen Arizona Municipal Bond Fund

Positions in a variety of bonds that were advance refunded4 during the period helped the Arizona Fund’s performance. This resulted in significant price appreciation for these bonds, contributing positively to total return. The Fund’s exposure to higher-quality, shorter-maturity bonds – including some with relatively high coupons that had been pre-refunded in prior reporting periods – was another helpful factor adding to performance during the past twelve months.

In contrast, the Fund was relatively overweighted in BBB-rated bonds. Given lower-rated credits’ recent unpopularity with investors, these holdings detracted from the Fund’s results. While lower-rated bonds as a group underperformed, we did benefit from some of our individual lower-rated positions that turned in strong results in relative terms. The Fund was also underrepresented in bonds with underlying AAA credit ratings – the market’s best overall performers over the twelve-month period – which was a negative influence on relative performance.

We owned a sizeable allocation of bonds backed by municipal bond insurance company XL Capital Assurance (XLCA), which saw its credit rating downgraded during the period. That action led to weakness in XLCA-backed bonds, including those

4	Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Annual Report    Page 4

we owned in the portfolio. At the same time, the Fund was not as well represented in those municipal insurers whose credit ratings – and therefore their prices – held up the best. Other sources of underperformance included exposure to a poor-performing prepaid gas bond5, a disappointing student-loan auction rate security, and an inverse floating rate security that lagged our expectations.

We were fairly active within the Arizona portfolio, particularly compared to the other Funds profiled in this report. Given the municipal market’s considerable volatility at various points during the past year, we took advantage of credit market weakness by buying lower-rated bonds we believed were fundamentally sound but trading at unusually attractive prices. Many of these purchases took place late in 2007 and in March 2008, following particularly weak performance in the market’s lower-rated segment. Many of these bonds featured relatively long maturities, which enabled us to capture the value we identified for a longer time span. Investing further out on the yield curve also enabled us to modestly lengthen the Fund’s duration – meaning its sensitivity to changes in interest rates – which was at the lower end of our target range.

To fund purchases, we generally sold some of the portfolio’s high-quality, short-maturity bonds, in part because we believed we already had enough exposure to this portion of the market and in part because we believed these positions offered less compelling future total return potential.

Nuveen Colorado Municipal Bond Fund

Favorable credit-quality allocation helped the Colorado Fund over this period. Specifically, we had a large overweighting in AA-rated bonds. These performed very well in relative terms during the year, as cautious investors steered toward higher-quality issues. While the Fund’s lower-rated bond holdings were hurt by weakness in the credit market, a bigger overall negative impact came from exposure to a variety of weak-performing municipal bond insurers. In large part because of the type of issuance that has been popular in Colorado, the Fund had relatively large weightings in bonds backed by downgraded insurers such as XLCA, Radian Group (RAAI), ACA Capital (ACA), and CIFG. This allocation had a sizeable negative impact on our results.

The Fund was helped in relative terms by having modest exposure to bonds subject to the alternative minimum tax (AMT). Many of the bonds in this category tend to be lower-rated, and being underrepresented in them was helpful. In addition, many of the individual AMT bonds we owned were solid performers in relative terms, providing an additional boost to results. Other performance contributors included our bonds that were advance refunded during the period and our higher-coupon, short-dated debt, which benefited from investors’ risk aversion.

Early in the period, we saw opportunities to add certain lower-rated Colorado bonds to the portfolio, particularly in the health care and community development district sectors. Although we felt comfortable in the long-term values offered by these credits, they underperformed when interest rates rose and the municipal market underperformed. At this time, we took advantage of opportunities to conduct bond exchanges. We traded certain longer-dated holdings that had been purchased in much-lower-interest-rate environments for others offering similar structures and risk but much better yields. With these moves, we were able to increase the Fund’s ability to generate income without adding to its risk.

As in the Arizona Fund, volatility in the municipal market provided us with periodic opportunities to add to the portfolio some higher-yielding, lower-rated bonds trading at significant discounts. Many of these issues were in the hospital sector. While the bonds we added have not yet performed particularly well, we do have confidence that their desirable structures and attractive yields could provide the portfolio with excellent long-term values.

To fund new purchases, we primarily used the proceeds from housing bond calls. We also took advantage of selected opportunities to sell shorter-

5 Prepaid Gas Bonds are bonds issued to finance the prepayment of a 30-year supply of natural gas for the Salt River Agricultural Improvement and Power District.

Annual Report    Page 5

dated, higher-rated issues, which because of their very short maturities offered reduced return potential compared to the other alternatives we identified.

Nuveen New Mexico Municipal Bond Fund

The New Mexico Fund was greatly helped by a substantial allocation to the market’s highest-rated bonds. In addition, we had almost no exposure to some of the more challenged municipal bond insurers discussed earlier. Because of the relative lack of lower-rated bond issuance in New Mexico compared to many other states, the Fund was underexposed to BBB-rated and non-rated debt. Although the lower-rated bonds we did own tended to lag, having fewer of these underperforming securities was helpful for our relative returns. Further contributing were some of our very-high-coupon, short-maturity positions, including a number of bonds that had been pre-refunded in prior years.

As we have discussed in past reports, it can be challenging for portfolio managers to find enough supply of New Mexico bonds to purchase. This is particularly true for lower-rated bonds, so we had few opportunities to take advantage of the attractive values we were finding in other markets. We were able to add one non-rated community development district bond that was offering an unusually high coupon. Otherwise, most of the new positions added during the past year were insured or otherwise high-quality single- and multi-family housing bonds.

We did not sell many bonds during the period, instead funding our recent purchases with the proceeds of bond calls as well as new cash flows. When we did sell securities, these tended to be very-short-maturity advance refunded bonds, which offered more-limited total return prospects relative to other opportunities in the marketplace.

Dividend Information

The Class B shares of the Arizona Fund saw an increase to its monthly dividend in May 2008. All share classes of the New Mexico Fund experienced one dividend increase in August 2007, while the Fund’s Class C Shares experienced a second dividend increase in May 2008. The Colorado Fund’s dividends remained unchanged throughout the past year.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of May 31, 2008, all of the Funds had positive UNII balances for tax purposes. The Arizona and New Mexico Funds had positive UNII balances and the Colorado Fund had a negative UNII balance for financial statement purposes.

Recent Developments Regarding Bond Insurance Companies

The portfolios of investments reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. During the period covered by this report, each of these insurers experienced one or more rating reductions by at least one or more rating agencies. Subsequent to May 31, 2008, at least one rating agency further reduced their rating and at least one rating agency had withdrawn their rating for AMBAC-insured and MBIA-insured bonds. At the time this report was prepared, at least one rating agency has placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers. It is important to note that municipal bonds historically have had a very low rate of default.

Annual Report    Page 6

Nuveen Arizona Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Colorado Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with their relevant Lehman Brothers index. Returns would be different for the other share classes. The Lehman Brothers Arizona Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt Arizona bonds with maturities of two years or greater. The Lehman Brothers Colorado Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt Colorado bonds with maturities of two years or greater. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 7

Nuveen New Mexico Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Fund compared with its relevant Lehman Brothers index. Returns would be different for the other share classes. The Lehman Brothers New Mexico Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt New Mexico bonds with maturities of two years or greater. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The Nuveen Fund’s returns include reinvestment of all dividends and distributions, and the Fund’s returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 8

Fund Spotlight as of 5/31/08 Nuveen Arizona Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	FAZTX	FAZBX	FAZCX	NMARX
NAV	$10.35	$10.35	$10.34	$10.35
Latest Monthly Dividend[2]	$0.0345	$0.0280	$0.0295	$0.0360
Latest Capital Gain Distribution[3]	$0.0189	$0.0189	$0.0189	$0.0189
Inception Date	10/29/86	2/03/97	2/07/94	2/03/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 5/31/08

A Shares	NAV	Offer
1-Year	1.67%	-2.64%
5-Year	2.73%	1.85%
10-Year	3.95%	3.50%
B Shares	w/o CDSC	w/CDSC
1-Year	0.86%	-3.04%
5-Year	1.97%	1.80%
10-Year	3.33%	3.33%
C Shares	NAV
1-Year	1.09%
5-Year	2.18%
10-Year	3.39%
I Shares	NAV
1-Year	1.84%
5-Year	2.94%
10-Year	4.15%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[4]	4.00%	3.83%
30-Day Yield[4]	3.36%	—
SEC 30-Day Yield[4,5]	—	3.22%
Taxable-Equivalent Yield[5,6]	4.89%	4.69%
B Shares	NAV
Dividend Yield[4]	3.25%
30-Day Yield[4]	2.61%
Taxable-Equivalent Yield[6]	3.80%
C Shares	NAV
Dividend Yield[4]	3.42%
30-Day Yield[4]	2.81%
Taxable-Equivalent Yield[6]	4.09%
I Shares	NAV
Dividend Yield[4]	4.17%
SEC 30-Day Yield[4]	3.56%
Taxable-Equivalent Yield[6]	5.18%

Average Annual Total Returns as of 6/30/08

A Shares	NAV	Offer
1-Year	0.96%	-3.27%
5-Year	2.70%	1.82%
10-Year	3.78%	3.33%
B Shares	w/o CDSC	w/CDSC
1-Year	0.17%	-3.71%
5-Year	1.94%	1.77%
10-Year	3.16%	3.16%
C Shares	NAV
1-Year	0.39%
5-Year	2.15%
10-Year	3.21%
I Shares	NAV
1-Year	1.14%
5-Year	2.91%
10-Year	3.98%

Portfolio Statistics
Net Assets ($000)	$75,964
Average Effective Maturity on Securities (Years)	14.51
Average Duration	6.90

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.01%	0.99%	5/31/07
Class B	1.77%	1.75%	5/31/07
Class C	1.56%	1.54%	5/31/07
Class I	0.81%	0.79%	5/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008 Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008 the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid June 2, 2008. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2008.

3	Paid December 5, 2007. Capital gains are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.3%.

Annual Report    Page 9

Fund Spotlight as of 5/31/08 Nuveen Arizona Municipal Bond Fund

Bond Credit Quality1,2

Industries2

Tax Obligation/Limited	22.1%
Water and Sewer	14.8%
U.S. Guaranteed	14.6%
Health Care	11.7%
Utilities	11.6%
Tax Obligation/General	9.9%
Education and Civic Organizations	8.2%
Other	7.1%
1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments as of May 31, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance

	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/08)	$997.00	$993.00	$994.10	$997.90	$1,020.30	$1,016.55	$1,017.55	$1,021.30
Expenses Incurred During Period	$4.70	$8.42	$7.43	$3.70	$4.75	$8.52	$7.52	$3.74

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .94%, 1.69%, 1.49% and ..74% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report    Page 10

Fund Spotlight as of 5/31/08 Nuveen Colorado Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	FCOTX	FCOBX	FCOCX	FCORX
NAV	$10.09	$10.09	$10.06	$10.07
Latest Monthly Dividend[2]	$0.0350	$0.0285	$0.0305	$0.0370
Inception Date	5/04/87	2/25/97	2/05/97	2/25/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 5/31/08

A Shares	NAV	Offer
1-Year	1.91%	-2.34%
5-Year	3.33%	2.45%
10-Year	3.96%	3.52%

B Shares	w/o CDSC	w/CDSC
1-Year	1.13%	-2.78%
5-Year	2.55%	2.38%
10-Year	3.35%	3.35%

C Shares	NAV
1-Year	1.28%
5-Year	2.76%
10-Year	3.39%

I Shares	NAV
1-Year	2.06%
5-Year	3.54%
10-Year	4.17%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[3]	4.16%	3.99%
30-Day Yield[3]	3.39%	—
SEC 30-Day Yield[3,4]	—	3.25%
Taxable-Equivalent Yield[4,5]	4.93%	4.73%

B Shares	NAV
Dividend Yield[3]	3.39%
30-Day Yield[3]	2.65%
Taxable-Equivalent Yield[5]	3.86%

C Shares	NAV
Dividend Yield[3]	3.64%
30-Day Yield[3]	2.84%
Taxable-Equivalent Yield[5]	4.13%

I Shares	NAV
Dividend Yield[3]	4.41%
SEC 30-Day Yield[3]	3.58%
Taxable-Equivalent Yield[5]	5.21%

Average Annual Total Returns as of 6/30/08

A Shares	NAV	Offer
1-Year	1.19%	-3.07%
5-Year	3.26%	2.36%
10-Year	3.81%	3.36%
B Shares	w/o CDSC	w/CDSC
1-Year	0.51%	-3.37%
5-Year	2.49%	2.32%
10-Year	3.19%	3.19%
C Shares	NAV
1-Year	0.75%
5-Year	2.70%
10-Year	3.25%
I Shares	NAV
1-Year	1.44%
5-Year	3.46%
10-Year	4.02%

Portfolio Statistics
Net Assets ($000)	$46,145
Average Effective Maturity on Securities (Years)	15.62
Average Duration	6.80

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.90%	0.88%	5/31/07
Class B	1.66%	1.63%	5/31/07
Class C	1.45%	1.43%	5/31/07
Class I	0.70%	0.67%	5/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008 Class B shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008 the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid June 2, 2008. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2008.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.3%.

Annual Report    Page 11

Fund Spotlight as of 5/31/08 Nuveen Colorado Municipal Bond Fund

Bond Credit Quality1,2

Industries2

Tax Obligation/Limited	28.8%
Health Care	20.6%
U.S. Guaranteed	15.7%
Education and Civic Organizations	14.4%
Tax Obligation/General	13.8%
Other	6.7%
1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments as of May 31, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/08)	$1,009.20	$1,005.30	$1,006.50	$1,010.40	$1,020.40	$1,016.65	$1,017.65	$1,021.35
Expenses Incurred During Period	$4.62	$8.37	$7.37	$3.67	$4.65	$8.42	$7.41	$3.69

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .92%, 1.67%, 1.47% and ..73% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report    Page 12

Fund Spotlight as of 5/31/08 Nuveen New Mexico Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	FNMTX	FNMBX	FNMCX	FNMRX
NAV	$10.24	$10.24	$10.26	$10.30
Latest Monthly Dividend[2]	$0.0340	$0.0275	$0.0295	$0.0355
Inception Date	9/16/92	2/18/97	2/24/97	2/24/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 5/31/08
A Shares	NAV	Offer
1-Year	2.82%	-1.46%
5-Year	3.29%	2.40%
10-Year	4.04%	3.59%
B Shares	w/o CDSC	w/CDSC
1-Year	2.05%	-1.91%
5-Year	2.52%	2.34%
10-Year	3.41%	3.41%
C Shares	NAV
1-Year	2.23%
5-Year	2.71%
10-Year	3.47%
I Shares	NAV
1-Year	3.09%
5-Year	3.49%
10-Year	4.24%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	3.98%	3.82%
30-Day Yield[3]	3.48%	—
SEC 30-Day Yield[3,4]	—	3.33%
Taxable-Equivalent Yield[4,5]	5.08%	4.86%
B Shares	NAV
Dividend Yield[3]	3.22%
30-Day Yield[3]	2.73%
Taxable-Equivalent Yield[5]	3.99%
C Shares	NAV
Dividend Yield[3]	3.45%
30-Day Yield[3]	2.93%
Taxable-Equivalent Yield[5]	4.28%
I Shares	NAV
Dividend Yield[3]	4.14%
SEC 30-Day Yield[3]	3.68%
Taxable-Equivalent Yield[5]	5.37%

Average Annual Total Returns as of 6/30/08
A Shares	NAV	Offer
1-Year	2.33%	-1.97%
5-Year	3.20%	2.32%
10-Year	3.90%	3.45%
B Shares	w/o CDSC	w/CDSC
1-Year	1.55%	-2.38%
5-Year	2.42%	2.25%
10-Year	3.28%	3.28%
C Shares	NAV
1-Year	1.84%
5-Year	2.64%
10-Year	3.33%
I Shares	NAV
1-Year	2.49%
5-Year	3.38%
10-Year	4.10%

Portfolio Statistics
Net Assets ($000)	$61,179
Average Effective Maturity on Securities (Years)	16.55
Average Duration	6.28

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.89%	0.87%	5/31/07
Class B	1.65%	1.62%	5/31/07
Class C	1.44%	1.42%	5/31/07
Class I	0.69%	0.67%	5/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008 Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008 the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid June 2, 2008. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2008.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.5%.

Annual Report    Page 13

Fund Spotlight as of 5/31/08 Nuveen New Mexico Municipal Bond Fund

Bond Credit Quality1,2

Industries2

Tax Obligation/Limited	22.3%
Water and Sewer	20.7%
U.S. Guaranteed	16.9%
Education and Civic Organizations	13.4%
Housing/Multifamily	7.6%
Housing/Single Family	6.9%
Other	12.2%
1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments as of May 31, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/08)	$1,010.40	$1,006.50	$1,007.40	$1,011.20	$1,020.60	$1,016.85	$1,017.85	$1,021.60
Expenses Incurred During Period	$4.42	$8.18	$7.18	$3.42	$4.45	$8.22	$7.21	$3.44

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .88%, 1.63%, 1.43% and ..68% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report    Page 14

Portfolio of Investments

Nuveen Arizona Municipal Bond Fund

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 1.1%

$840	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	$800,638
	Education and Civic Organizations – 8.1%

1,740	Arizona State University, Certificates of Participation, Series 2004, 5.250%, 9/01/22 – AMBAC Insured	9/14 at 100.00	AAA	1,823,833

1,000	Arizona State University, System Revenue Bonds, Series 2005, 5.000%, 7/01/21 – AMBAC Insured	7/15 at 100.00	AAA	1,050,430

550	Arizona Student Loan Acquisition Authority, Student Loan Revenue Refunding Bonds, Senior Series 1999A-1, 5.900%, 5/01/24 (Alternative Minimum Tax)	11/09 at 102.00	Aaa	562,650

1,335	Northern Arizona University, System Revenue Refunding Bonds, Series 2006, 5.000%, 6/01/25 – FGIC Insured	6/17 at 100.00	A+	1,345,587

1,000	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	Baa3	1,034,680

335	Yavapai County Community College District, Arizona, Revenue Bonds, Series 1993, 6.000%, 7/01/12	7/08 at 100.00	A–	335,479
5,960	Total Education and Civic Organizations			6,152,659
	Energy – 1.4%

1,250	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	BBB	1,080,888
	Health Care – 11.6%

1,335	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007A, 5.000%, 1/01/25	1/17 at 100.00	AA–	1,353,557

540	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2008A, 5.000%, 1/01/35	1/18 at 100.00	AA–	535,270

700	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.000%, 12/01/37	12/15 at 100.00	BBB	619,528

1,035	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42	12/17 at 100.00	BBB	900,802

1,855	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 1998A, 5.000%, 7/01/16	7/08 at 101.00	A	1,872,289

900	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2004A, 5.375%, 7/01/23	7/14 at 100.00	A	919,134

1,290	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	1,276,029

370	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/16	4/15 at 100.00	Baa1	376,834

1,055	Winslow Industrial Development Authority, Arizona, Hospital Revenue Bonds, Winslow Memorial Hospital, Series 1998, 5.500%, 6/01/22	6/08 at 101.00	N/R	939,815
9,080	Total Health Care			8,793,258
	Housing/Multifamily – 3.8%

2,090	Phoenix Industrial Development Authority, Arizona, GNMA Collateralized Multifamily Housing Revenue Bonds, Campaigne Place on Jackson, Series 2001, 5.700%, 6/20/31 (Alternative Minimum Tax)	6/11 at 102.00	Aaa	2,114,767

560	Phoenix Industrial Development Authority, Arizona, GNMA Collateralized Multifamily Housing Revenue Bonds, Park Lee Apartments, Series 2004A, 5.050%, 10/20/44 (Alternative Minimum Tax)	4/15 at 100.00	Aaa	515,581

2,080	Phoenix Industrial Development Authority, Arizona, Subordinate Lien Multifamily Housing Revenue Bonds, Arborwood Apartments, Series 2003B, 0.000%, 6/01/43 (4)	No Opt. Call	N/R	260,250
4,730	Total Housing/Multifamily			2,890,598
	Housing/Single Family – 0.1%

100	Maricopa County Industrial Development Authority, Arizona, Single Family Mortgage Revenue Refunding Bonds, Mortgage-Backed Securities Program, Series 1998B, 6.200%, 12/01/30 (Alternative Minimum Tax)	6/08 at 108.00	Aaa	101,275

Portfolio of Investments

Nuveen Arizona Municipal Bond Fund (continued)

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General – 9.9%

$1,500	Maricopa County School District 6, Arizona, General Obligation Refunding Bonds, Washington Elementary School, Series 2002A, 5.375%, 7/01/15 – FSA Insured	No Opt. Call	AAA	$1,694,175

1,000	Maricopa County Unified School District 11, Peoria, Arizona, General Obligation Bonds, Second Series 2005, 5.000%, 7/01/20 – FGIC Insured	7/15 at 100.00	A+	1,056,090

39	Maricopa County Unified School District 41, Gilbert, Arizona, General Obligation Bonds, Series 1995, 6.250%, 7/01/15 – FSA Insured	7/08 at 100.00	AAA	39,129

310	Maricopa County Unified School District 80, Chandler, Arizona, School Improvement and Refunding Bonds, Series 1994, 6.250%, 7/01/11 – FGIC Insured	No Opt. Call	AA	337,658

700	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 1992D, 7.500%, 7/01/10 – FGIC Insured	No Opt. Call	A+	767,690

2,000	Tucson, Arizona, General Obligation Bonds, Series 2001B, 5.750%, 7/01/16	No Opt. Call	AA	2,322,120

1,250	Yuma & La Paz Counties Community College District, Arizona, General Obligation Bonds, Series 2006, 5.000%, 7/01/25 – MBIA Insured	7/16 at 100.00	AAA	1,286,800
6,799	Total Tax Obligation/General			7,503,662
	Tax Obligation/Limited – 21.9%

785	Bullhead City, Arizona, Special Assessment Bonds, East Branch Sewer Improvement District, Series 1993, 6.100%, 1/01/13	7/08 at 100.00	Baa2	785,856

577	Centerra Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2005, 5.500%, 7/15/29	7/15 at 100.00	N/R	518,175

525	Estrella Mountain Ranch Community Facilities District, Arizona, Special Assessment Bonds, Montecito Assessment District, Series 2007, 5.550%, 7/01/22	7/17 at 100.00	N/R	497,700

665	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2007, 6.125%, 7/15/27	7/17 at 100.00	N/R	644,571

470	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/10 at 102.00	N/R	491,540

1,040	Marana, Arizona, Tangerine Farms Road Improvement District Revenue Bonds, Series 2006, 4.600%, 1/01/26	7/16 at 100.00	Baa1	942,947

1,115	Maricopa County Stadium District, Arizona, Revenue Refunding Bonds, Series 2002, 5.375%, 6/01/17 – AMBAC Insured	6/12 at 100.00	Aaa	1,190,218

1,600	Mesa, Arizona, Street and Highway User Tax Revenue Bonds, Series 2005, 5.000%, 7/01/24 – FSA Insured	7/15 at 100.00	AAA	1,666,736

	Peoria Improvement District, Arizona, Special Assessment District 8801 Bonds, North Valley Power Center, Series 1992:
425	7.300%, 1/01/12	7/08 at 101.00	A	430,895
460	7.300%, 1/01/13	7/08 at 101.00	A	466,380

3,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/26 – AMBAC Insured	No Opt. Call	AAA	3,225,390

1,670	San Luis Civic Improvement Corporation, Arizona, Municipal Facilities Excise Tax Revenue Bonds, Series 2005, 5.000%, 7/01/25 – XLCA Insured	7/15 at 100.00	A–	1,669,933

	Scottsdale, Arizona, Waterfront Commercial Community Facilities District General Obligation Bonds, Series 2007:
265	6.000%, 7/15/27	7/17 at 100.00	N/R	255,783
310	6.050%, 7/15/32	7/17 at 100.00	N/R	294,144

2,770	Tempe, Arizona, Excise Tax Revenue Bonds, Series 2004, 5.250%, 7/01/18 – AMBAC Insured	7/14 at 100.00	AAA	3,003,539

555	Vistancia Community Facilities District, Arizona, Restricted General Obligation Bonds, Series 2005, 5.750%, 7/15/24	7/15 at 100.00	Baa1	555,760
16,232	Total Tax Obligation/Limited			16,639,567
	Transportation – 0.7%

500	Phoenix, Arizona, Airport Revenue Bonds, Series 1994D, 6.400%, 7/01/12 – MBIA Insured (Alternative Minimum Tax)	7/08 at 100.00	AAA	500,930

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed – 14.5% (5)

$200	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20 (Pre-refunded 7/01/10)	7/10 at 101.00	A	(5)	$218,926

1,550	Arizona Health Facilities Authority, Hospital System Revenue Bonds, John C. Lincoln Health Network, Series 2000, 6.875%, 12/01/20 (Pre-refunded 12/01/10)	12/10 at 102.00	BBB	(5)	1,738,852

160	Arizona Health Facilities Authority, Hospital System Revenue Refunding Bonds, Phoenix Baptist Hospital and Medical Center Inc. and Medical Environments Inc., Series 1992, 6.250%, 9/01/11 – MBIA Insured (ETM)	8/08 at 100.00	AA	(5)	166,963

1,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Series 2001A, 5.750%, 5/15/21 (Pre-refunded 5/15/11)	5/11 at 101.00	AAA		1,088,220

1,525	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Refunding Bonds, Samaritan Health Services, Series 1990A, 7.000%, 12/01/16 – MBIA Insured (ETM)	No Opt. Call	AA	(5)	1,847,721

2,250	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2001, 5.800%, 12/01/31 (Pre-refunded 12/01/11)	12/11 at 101.00	BBB+	(5)	2,489,445

3,250	Tucson Industrial Development Authority, Arizona, Senior Living Facilities Revenue Bonds, Christian Care Project, Series 2000A, 5.625%, 7/01/20 (Pre-refunded 7/01/10) – RAAI Insured	7/10 at 101.00	AA	(5)	3,496,675
9,935	Total U.S. Guaranteed				11,046,802
	Utilities – 11.5%

1,000	Arizona Power Authority, Special Obligation Power Resource Revenue Refunding Crossover Bonds, Hoover Project, Series 2001, 5.250%, 10/01/15	No Opt. Call	AA		1,114,370

60	Pima County Industrial Development Authority, Arizona, Lease Obligation Revenue Refunding Bonds, Tucson Electric Power Company, Series 1988A, 7.250%, 7/15/10 – FSA Insured	7/08 at 100.00	Aaa		61,974

	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR:
4,500	5.000%, 7/01/26 – XLCA Insured	7/15 at 100.00	A–		4,415,802
1,455	5.000%, 7/01/27 – XLCA Insured	7/15 at 100.00	A–		1,425,158

1,775	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Series 2007, 5.500%, 12/01/29	No Opt. Call	AA–		1,735,613
8,790	Total Utilities				8,752,917
	Water and Sewer – 14.7%

1,005	Cottonwood, Arizona, Senior Lien Water System Revenue Bonds, Municipal Property Corporation, Series 2004, 5.000%, 7/01/24 – XLCA Insured	7/14 at 100.00	A–		1,003,854

1,000	Cottonwood, Arizona, Water Revenue Bonds, Series 2006, 5.000%, 7/01/30 – XLCA Insured	7/16 at 100.00	A–		963,700

1,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue Bonds, Series 2004, 5.000%, 7/01/24 – MBIA Insured	7/14 at 100.00	AAA		1,036,560

2,600	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2002, 5.000%, 7/01/26 – FGIC Insured	7/12 at 100.00	AA		2,661,568

1,415	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2003, 4.500%, 7/01/22	7/14 at 100.00	AA		1,445,932

1,250	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2005, 5.000%, 7/01/23 – MBIA Insured	7/15 at 100.00	AAA		1,305,250

1,200	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB–		1,271,652

	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
555	4.700%, 4/01/22	4/14 at 100.00	N/R		520,218
645	4.900%, 4/01/32	4/17 at 100.00	N/R		578,526

420	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R		400,575
11,090	Total Water and Sewer				11,187,835

Portfolio of Investments

Nuveen Arizona Municipal Bond Fund (continued)

May 31, 2008

Principal Amount (000)	Description (1)	Value

$75,306	Total Investments (cost $75,552,968) – 99.3%	$75,451,029

	Other Assets Less Liabilities – 0.7%	512,793

	Net Assets – 100%	$75,963,822

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Non-income producing security, in the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen Colorado Municipal Bond Fund

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 14.1%

$430	Boulder County, Colorado, Development Revenue Bonds, University Corporation for Atmospheric Research, Series 2003, 5.000%, 9/01/23 – AMBAC Insured	9/13 at 100.00	AAA	$439,727

1,440	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools – Adams County School District 12, Series 2004, 5.250%, 5/01/17 – XLCA Insured	5/14 at 100.00	A	1,524,960

1,130	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Aurora Academy, Series 2004, 5.375%, 2/15/19 – XLCA Insured	2/14 at 100.00	A	1,188,150

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Belle Creek Charter Schoo, Series 2007A, 4.625%, 3/15/37 – CIFG Insured	3/17 at 100.00	A	935,790

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Ridgeview Classical Schools, Series 2005A, 5.500%, 8/15/25 – XLCA Insured	8/15 at 100.00	A	1,044,010

1,355	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, University of Northern Colorado Lab School, Series 2004, 5.250%, 6/01/24 – XLCA Insured	6/14 at 100.00	A	1,392,154
6,355	Total Education and Civic Organizations			6,524,791
	Health Care – 20.2%

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health, Sunbelt Obligated Group, Series 2006D, 5.125%, 11/15/29	11/16 at 100.00	A+	1,485,525

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2008, 5.500%, 5/15/28	5/18 at 100.00	BBB	998,770

750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.125%, 9/15/29	9/17 at 100.00	BBB–	686,775

1,000	Colorado Health Facilities Authority, Revenue Bonds, Parkview Medical Center, Series 2004, 5.000%, 9/01/25	9/14 at 100.00	A3	989,670

560	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health Care, Series 2005F, 5.000%, 3/01/25	3/15 at 100.00	BBB+	537,247

1,750	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health System, Series 2005A, 5.200%, 3/01/31 – FSA Insured	9/18 at 102.00	AAA	1,801,048

500	Colorado Health Facilities Authority, Revenue Bonds, Vail Valley Medical Center, Series 2001, 5.800%, 1/15/27	1/12 at 100.00	BBB+	505,225

885	Colorado Springs, Colorado, Hospital Revenue Bonds, Memorial Hospital of Colorado Springs, Series 2000, 6.375%, 12/15/30	12/10 at 101.00	A–	917,630

420	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.100%, 1/01/17	No Opt. Call	N/R	404,221

500	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 6.375%, 12/01/23	12/13 at 102.00	BBB–	527,540

500	University of Colorado Hospital Authority, Revenue Bonds, Series 2006A, 5.000%, 11/15/37	5/16 at 100.00	Baa1	454,270
9,365	Total Health Care			9,307,921
	Housing/Single Family – 0.7%

110	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 1999C-3, 6.750%, 10/01/21	10/09 at 105.00	Aa2	117,569

120	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 2000A-2, 7.450%, 10/01/16 (Alternative Minimum Tax)	10/09 at 105.00	Aa2	124,730

50	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 2000C-3, 7.150%, 10/01/30	4/10 at 105.00	AA	50,963
280	Total Housing/Single Family			293,262
	Long-Term Care – 2.2%

1,000	Colorado Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2002A, 5.500%, 12/01/33 – RAAI Insured	12/12 at 100.00	AA	1,002,760

19

Portfolio of Investments

Nuveen Colorado Municipal Bond Fund (continued)

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/General – 13.5%

$2,000	Arapahoe County School District 6, Littleton, Colorado, General Obligation Bonds, Series 2002, 5.250%, 12/01/21 – FGIC Insured	12/12 at 100.00	AA		$2,124,520

2,150	Douglas County School District RE1, Douglas and Elbert Counties, Colorado, General Obligation Bonds, Series 2004, 5.750%, 12/15/23 – FGIC Insured	12/14 at 100.00	Aa2		2,380,801

1,085	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Series 2003, 5.500%, 12/15/23 – FGIC Insured	12/13 at 100.00	Aa3		1,159,040

500	El Paso County School District 38, Lewis Palmer, Colorado, General Obligation Refunding Bonds, Series 2001, 6.000%, 12/01/21	No Opt. Call	Aa3		587,900
5,735	Total Tax Obligation/General				6,252,261
	Tax Obligation/Limited – 28.2%

500	Bowles Metropolitan District, Colorado, General Obligation Bonds, Series 2003, 5.500%, 12/01/28 – FSA Insured	12/13 at 100.00	AAA		534,425

2,000	Colorado, Certificates of Participation, UCDHSC Fitzsimons Academic Projects, Series 2005B, 5.250%, 11/01/24 – MBIA Insured	11/15 at 100.00	AAA		2,101,380

1,000	Commerce City, Colorado, Sales Tax and Use Revenue Bonds, Series 2006, 5.000%, 8/01/21 – AMBAC Insured	8/16 at 100.00	AAA		1,038,860

2,000	Conservatory Metropolitan District, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	A		1,977,500

1,295	Fiddler’s Business Improvement District, Colorado, Limited Tax General Obligation Bonds, Greenwood Village Project, Series 2007, 5.000%, 12/01/22 – ACA Insured	12/16 at 100.00	N/R		1,229,007

1,000	Larimer County, Colorado, Sales and Use Tax Revenue Bonds, Fairgrounds and Events Center, Series 2002, 5.500%, 12/15/18 – MBIA Insured	12/12 at 100.00	AAA		1,071,360

1,000	Mountain Village Metropolitan District, San Miguel County, Colorado, General Obligation Limited Tax Bonds, Series 2006B, 4.750%, 12/01/31 – XLCA Insured	12/16 at 100.00	A–		931,660

1,200	Pinery West Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	AA		1,172,244

1,500	Regional Transportation District, Colorado, Master Lease Purchase Agreement II, Fixed Rate Certificates of Participation, Transit Vehicles Project, Series 2002A, 5.000%, 12/01/22 – AMBAC Insured	12/17 at 100.00	AAA		1,557,465

1,460	Tower Metropolitan District, Adams County, Colorado, General Obligation Limited Tax Bonds, Series 2005, 5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	AA		1,420,624
12,955	Total Tax Obligation/Limited				13,034,525
	Transportation – 2.7%

700	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – MBIA Insured	9/15 at 100.00	AAA		727,489

415	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Revenue Bonds, Series 2001, 7.000%, 5/01/21 (Alternative Minimum Tax)	5/11 at 101.00	N/R		422,906

100	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Revenue Bonds, Series 2006, 5.250%, 5/01/20 (Alternative Minimum Tax)	5/16 at 100.00	N/R		92,144
1,215	Total Transportation				1,242,539
	U.S. Guaranteed – 15.4% (4)

1,800	Arapahoe County, Colorado, Single Family Mortgage Revenue Bonds, Series 1984A, 0.000%, 9/01/10 (ETM)	No Opt. Call	AAA		1,696,464

500	Aspen Valley Hospital District, Pitkin County, Colorado, Revenue Bonds, Series 2000, 6.800%, 10/15/24 (Pre-refunded 4/15/10)	4/10 at 100.00	N/R	(4)	539,575

600	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy Charter School – Douglas County School District Re. 1, Series 2000, 6.875%, 12/15/20 (Pre-refunded 12/15/10)	12/10 at 101.00	BBB	(4)	669,468

600	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley East Charter School, Series 2000A, 7.250%, 9/15/30 (Pre-refunded 9/15/11)	9/11 at 100.00	Ba1	(4)	679,422

20

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$500	Colorado Educational and Cultural Facilities Authority, School Revenue Bonds, Ave Maria School, Series 2000, 6.125%, 12/01/25 (Pre-refunded 12/01/10) – RAAI Insured	12/10 at 100.00	AA	(4)	$544,485

500	Colorado Health Facilities Authority, Revenue Bonds, PorterCare Adventist Health System, Series 2001, 6.500%, 11/15/23 (Pre-refunded 11/15/11)	11/11 at 101.00	A+	(4)	564,400

600	Colorado Springs, Colorado, Hospital Revenue Bonds, Memorial Hospital of Colorado Springs, Series 2000, 6.375%, 12/15/30 (Pre-refunded 12/15/10)	12/10 at 101.00	A–	(4)	661,734

900	Colorado Springs, Colorado, Utility System Revenue Bonds, Series 1978B, 6.600%, 11/15/18 (ETM)	No Opt. Call	AAA		1,073,367

560	Denver Health and Hospitals Authority, Colorado, Revenue Bonds, Series 2004A, 6.250%, 12/01/33 (Pre-refunded 12/01/14)	12/14 at 100.00	AAA		655,329
6,560	Total U.S. Guaranteed				7,084,244
	Utilities – 1.1%

485	Platte River Power Authority, Colorado, Power Revenue Refunding Bonds, Series 2002EE, 5.375%, 6/01/17	6/12 at 100.00	AA		522,597
$43,950	Total Investments (cost $44,153,016) – 98.1%				45,264,900

	Other Assets Less Liabilities – 1.9%				880,082

	Net Assets – 100%				$46,144,982

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

21

Portfolio of Investments

Nuveen New Mexico Municipal Bond Fund

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 13.1%

$1,500	New Mexico Educational Assistance Foundation, Education Loan Bonds, First Subordinate Series 2001B-1, 5.900%, 9/01/31	9/11 at 100.00	A2	$1,523,925

750	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/12 at 101.00	BBB–	722,723

2,500	University of New Mexico, Revenue Refunding Bonds, Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA	2,889,375

2,000	University of New Mexico, Subordinate Lien Revenue Refunding and Improvement Bonds, Series 2002A, 5.000%, 6/01/22	6/12 at 100.00	AA	2,083,060

750	University of New Mexico, Subordinate Lien Revenue Refunding Bonds, Series 2003A, 5.250%, 6/01/18	6/13 at 100.00	AA	805,058
7,500	Total Education and Civic Organizations			8,024,141
	Health Care – 4.8%

2,000	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2004A, 5.000%, 6/01/23	6/14 at 100.00	A3	1,936,420

1,000	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2007A, 5.250%, 6/01/27	6/17 at 100.00	A3	971,900
3,000	Total Health Care			2,908,320
	Housing/Multifamily – 7.5%

1,700	Bernalillo County, New Mexico, Multifamily Housing Revenue Refunding and Improvement Bonds, El Centro Senior Housing Complex, Series 1999, 5.850%, 6/15/29	6/09 at 101.00	N/R	1,698,929

2,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, Las Palomas Apartments, Series 2006C, 4.700%, 9/01/22 (Alternative Minimum Tax)	3/20 at 100.00	AAA	1,912,880

1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	9/17 at 100.00	AAA	955,620
4,700	Total Housing/Multifamily			4,567,429
	Housing/Single Family – 6.7%

315	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2000B, 7.000%, 9/01/31 (Alternative Minimum Tax)	11/09 at 101.50	AAA	319,227

335	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2000C-2, 6.950%, 9/01/31 (Alternative Minimum Tax)	1/10 at 102.50	AAA	349,589

1,725	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007A-1, 4.800%, 1/01/33 (Alternative Minimum Tax)	7/17 at 100.00	AAA	1,582,343

1,000	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007B-2, 4.850%, 7/01/38 (Alternative Minimum Tax)	1/17 at 100.00	AAA	913,070

1,000	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007E, 5.000%, 7/01/28 (Alternative Minimum Tax)	7/17 at 100.00	AAA	959,560
4,375	Total Housing/Single Family			4,123,789
	Information Technology – 0.8%

500	Sandoval County, New Mexico, Incentive Payment Revenue Bonds, Intel Corporation Project, Series 2005, 5.000%, 6/01/20	6/15 at 100.00	A+	522,385
	Tax Obligation/General – 3.4%

1,970	Sandoval County, New Mexico, General Obligation Bonds, Series 2004, 5.000%, 4/15/23 – MBIA Insured	4/14 at 100.00	Aaa	2,053,607
	Tax Obligation/Limited – 21.8%

1,125	Cibola County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 2006B, 5.000%, 6/01/25 – AMBAC Insured	6/16 at 100.00	Aaa	1,161,686

	Dona Ana County, New Mexico, Gross Receipts Tax Revenue Refunding and Improvement Bonds, Series 2003:
360	5.250%, 5/01/25 – AMBAC Insured	5/13 at 100.00	Aaa	375,689
545	5.250%, 5/01/28 – AMBAC Insured	5/13 at 100.00	Aaa	553,938

22

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$1,160	Gallup, New Mexico, Sales Tax Revenue Bonds, Series 2004A, 5.000%, 6/01/24 – AMBAC Insured	6/13 at 100.00	Aaa		$1,186,761

1,510	Lincoln County, New Mexico, Gross Receipts Tax Revenue Refunding Bonds, Series 2002, 5.125%, 6/01/30 – AMBAC Insured	6/12 at 100.00	Aaa		1,535,368

500	Montecito Estates Public Improvement District, New Mexico, Special Levee Revenue Bonds, Series 2007, 7.000%, 10/01/37	10/17 at 100.00	N/R		468,760

2,000	New Mexico Finance Authority, Senior Lien Transportation Revenue Bonds, Series 2004A, 5.250%, 6/15/24 – MBIA Insured	6/14 at 100.00	AAA		2,126,240

4,000	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 – FSA Insured	No Opt. Call	AAA		4,652,759

1,245	Santa Fe, New Mexico, Gross Receipts Sales Tax Revenue Bonds, Series 2006B, 5.000%, 6/01/23 – FSA Insured	6/16 at 100.00	AAA		1,305,196
12,445	Total Tax Obligation/Limited				13,366,397
	U.S. Guaranteed – 16.5% (4)

3,750	Albuquerque, New Mexico, Gross Receipts Lodgers Tax Improvement and Revenue Refunding Bonds, Series 1991B, 0.000%, 7/01/11 – FSA Insured (ETM)	No Opt. Call	AAA		3,427,013

1,000	Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 1999, 5.250%, 10/01/26 (Pre-refunded 10/01/09)	10/09 at 100.00	AAA		1,041,460

1,130	Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 2004, 5.250%, 6/15/19 (Pre-refunded 6/15/09) – AMBAC Insured	6/09 at 100.00	AAA		1,168,205

600	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Vista Montana Apartments Project, Series 2001A, 5.400%, 12/01/31 (Pre-refunded 6/01/11) – MBIA Insured	6/11 at 100.00	Aaa		646,332

500	New Mexico Finance Authority, Court Automation Fee Revenue Bonds, Series 2002, 5.000%, 6/15/17 (Pre-refunded 6/15/11) – MBIA Insured	6/11 at 100.00	AAA		533,210

2,000	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2001A, 5.750%, 8/01/15 (Pre-refunded 8/01/11)	8/11 at 101.00	AA–	(4)	2,195,660

1,000	San Juan County, New Mexico, Subordinate Gross Receipts Tax Revenue Bonds, Series 2001A, 5.125%, 9/15/26 (Pre-refunded 9/15/11) – AMBAC Insured	9/11 at 101.00	AAA		1,083,850
9,980	Total U.S. Guaranteed				10,095,730
	Utilities – 3.1%

1,500	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico, Series 1999A, 6.600%, 10/01/29 (Alternative Minimum Tax)	10/09 at 102.00	Baa3		1,548,255

300	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 2002JJ, 5.250%, 7/01/15 – MBIA Insured	No Opt. Call	AAA		321,591
1,800	Total Utilities				1,869,846
	Water and Sewer – 20.2%

2,000	Albuquerque and Benralillo County Water Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Series 2006A, 5.000%, 7/01/26 – AMBAC Insured	7/16 at 100.00	AAA		2,072,560

2,000	Albuquerque and Bernalillo County Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Series 2008A, 5.000%, 7/01/33	7/18 at 100.00	AAA		2,055,760

1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2004C, 5.000%, 6/01/24 – AMBAC Insured	6/14 at 100.00	AAA		1,032,950

1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2005C, 5.000%, 6/15/25 – AMBAC Insured	6/15 at 100.00	Aaa		1,035,360

4,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2006B, 5.000%, 6/01/36 – MBIA Insured	6/16 at 100.00	AAA		4,098,040

1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2007E, 5.000%, 6/01/29 – MBIA Insured	6/17 at 100.00	AAA		1,035,180

23

Portfolio of Investments

Nuveen New Mexico Municipal Bond Fund (continued)

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$1,000	Roswell, New Mexico, Joint Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 6/01/23 – MBIA Insured	6/15 at 100.00	Aaa	$1,043,170
12,000	Total Water and Sewer			12,373,020
$58,270	Total Investments (cost $58,435,259) – 97.9%			59,904,664

	Other Assets Less Liabilities – 2.1%			1,274,549

	Net Assets – 100%			$61,179,213

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

24

Statement of Assets and Liabilities

May 31, 2008

	Arizona	Colorado	New Mexico
Assets
Investments, at value (cost $75,552,968, $44,153,016 and $58,435,259, respectively)	$75,451,029	$45,264,900	$59,904,664
Cash	—	218,276	166,078
Receivables:
Interest	1,581,056	766,152	1,122,217
Investments sold	557,899	—	40,000
Shares sold	121,806	49,530	156,485
Other assets	140	70	96
Total assets	77,711,930	46,298,928	61,389,540
Liabilities
Cash overdraft	1,319,889	—	—
Payable for shares redeemed	193,314	15,640	64,237
Accrued expenses:
Management fees	34,964	20,698	27,755
12b-1 distribution and service fees	16,494	11,967	15,464
Other	46,962	28,179	30,410
Dividends payable	136,485	77,462	72,461
Total liabilities	1,748,108	153,946	210,327
Net assets	$75,963,822	$46,144,982	$61,179,213
Class A Shares
Net assets	$50,543,024	$30,447,953	$49,402,267
Shares outstanding	4,882,296	3,017,918	4,824,782
Net asset value per share	$10.35	$10.09	$10.24
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$10.81	$10.53	$10.69
Class B Shares
Net assets	$2,588,236	$1,850,566	$2,916,490
Shares outstanding	250,034	183,394	284,745
Net asset value and offering price per share	$10.35	$10.09	$10.24
Class C Shares
Net assets	$8,641,572	$8,418,269	$7,484,106
Shares outstanding	835,852	836,677	729,448
Net asset value and offering price per share	$10.34	$10.06	$10.26
Class I Shares(1)
Net assets	$14,190,990	$5,428,194	$1,376,350
Shares outstanding	1,370,829	539,089	133,653
Net asset value and offering price per share	$10.35	$10.07	$10.30

Net Assets Consist of:
Capital paid-in	$75,961,747	$45,977,101	$60,408,857
Undistributed (Over-distribution of) net investment income	86,512	(46,324)	57,621
Accumulated net realized gain (loss) from investments and derivative transactions	17,502	(897,679)	(756,670)
Net unrealized appreciation (depreciation) of investments	(101,939)	1,111,884	1,469,405
Net assets	$75,963,822	$46,144,982	$61,179,213

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

25

Statement of Operations

Year Ended May 31, 2008

	Arizona	Colorado	New Mexico
Investment Income	$4,102,510	$2,188,791	$2,949,209
Expenses
Management fees	432,345	235,387	323,724
12b-1 service fees – Class A	109,455	60,780	97,155
12b-1 distribution and service fees – Class B	27,375	21,321	28,707
12b-1 distribution and service fees – Class C	66,489	60,244	57,279
Shareholders’ servicing agent fees and expenses	43,438	24,259	25,575
Interest expense on floating rate obligations	81,020	—	—
Custodian’s fees and expenses	41,155	18,914	20,646
Trustees’ fees and expenses	2,418	1,064	1,349
Professional fees	12,154	10,478	10,801
Shareholders’ reports – printing and mailing expenses	35,802	22,143	21,769
Federal and state registration fees	17,214	6,220	10,528
Other expenses	3,463	2,699	2,961
Total expenses before custodian fee credit	872,328	463,509	600,494
Custodian fee credit	(7,951)	(9,246)	(12,461)
Net expenses	864,377	454,263	588,033
Net investment income	3,238,133	1,734,528	2,361,176
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	24,002	(355,742)	152,647
Futures	70,826	—	—
Change in net unrealized appreciation (depreciation) of investments	(2,071,715)	(572,361)	(896,585)
Net realized and unrealized gain (loss)	(1,976,887)	(928,103)	(743,938)
Net increase (decrease) in net assets from operations	$1,261,246	$806,425	$1,617,238

See accompanying notes to financial statements.

26

Statement of Changes in Net Assets

	Arizona		Colorado		New Mexico
	Year Ended 5/31/08	Year Ended 5/31/07	Year Ended 5/31/08	Year Ended 5/31/07	Year Ended 5/31/08	Year Ended 5/31/07
Operations
Net investment income	$3,238,133	$3,461,265	$1,734,528	$1,683,504	$2,361,176	$2,243,861
Net realized gain (loss) from:
Investments	24,002	67,374	(355,742)	452,589	152,647	62,351
Futures	70,826	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(2,071,715)	405,408	(572,361)	(347,460)	(896,585)	200,814
Net increase (decrease) in net assets from operations	1,261,246	3,934,047	806,425	1,788,633	1,617,238	2,507,026
Distributions to Shareholders
From net investment income:
Class A	(2,156,048)	(2,362,480)	(1,259,524)	(1,293,411)	(1,915,546)	(1,731,617)
Class B	(90,703)	(111,630)	(75,350)	(116,384)	(96,220)	(111,367)
Class C	(299,757)	(299,944)	(290,524)	(221,203)	(256,238)	(243,502)
Class I(1)	(593,058)	(605,321)	(147,317)	(65,223)	(54,013)	(46,239)
From accumulated net realized gains:
Class A	(98,694)	(281,049)	—	—	—	—
Class B	(5,104)	(16,945)	—	—	—	—
Class C	(15,246)	(42,593)	—	—	—	—
Class I(1)	(25,656)	(68,069)	—	—	—	—
Decrease in net assets from distributions to shareholders	(3,284,266)	(3,788,031)	(1,772,715)	(1,696,221)	(2,322,017)	(2,132,725)
Fund Share Transactions
Proceeds from sale of shares	5,262,450	9,911,621	11,353,038	7,443,980	6,318,470	7,799,916
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,733,017	1,776,239	928,062	785,258	1,548,991	1,212,718
	6,995,467	11,687,860	12,281,100	8,229,238	7,867,461	9,012,634
Cost of shares redeemed	(17,250,179)	(13,860,928)	(9,216,499)	(6,133,406)	(6,562,117)	(6,324,585)
Net increase (decrease) in net assets from Fund share transactions	(10,254,712)	(2,173,068)	3,064,601	2,095,832	1,305,344	2,688,049
Net increase (decrease) in net assets	(12,277,732)	(2,027,052)	2,098,311	2,188,244	600,565	3,062,350
Net assets at the beginning of year	88,241,554	90,268,606	44,046,671	41,858,427	60,578,648	57,516,298
Net assets at the end of year	$75,963,822	$88,241,554	$46,144,982	$44,046,671	$61,179,213	$60,578,648
Undistributed (Over-distribution of) net investment income at the end of year	$86,512	$(12,055)	$(46,324)	$(8,137)	$57,621	$18,500

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

27

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Arizona Municipal Bond Fund (“Arizona”), Nuveen Colorado Municipal Bond Fund (“Colorado”) and Nuveen New Mexico Municipal Bond Fund (“New Mexico”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high levels of tax-free income and preservation of capital through investing primarily in diversified portfolios of quality municipal bonds. Effective October 21, 2007, each Fund may invest up to 20% of its net assets in below-investment grade (“high yield” of “junk”) municipal bonds.

On March 31, 2008, the Nuveen Mutual Funds announced the following policy changes applicable to the Funds, effective May 1, 2008:

•

For Class A Share purchases at net asset value of $1 million or more that are subject to a contingent deferred sales charge (“CDSC”), the period over which the CDSC will apply has been reduced from 18 months to 12 months for all purchases occurring on or after May 1, 2007. Class A Shares purchased prior to May 1, 2007 that have not been redeemed are no longer be subject to a CDSC;

•

Class B Shares will only be issued (i) upon the exchange of Class B Shares from another Nuveen fund, (ii) for purposes of dividend reinvestment, and (iii) through December 31, 2008, for defined contribution plans and investors using automatic investment plans with investments in Class B Shares as of March 31, 2008. The reinstatement privilege for Class B Shares will no longer be available as of December 31, 2008.

•

Class R Shares have been renamed Class I Shares and are available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I Shares and (iii) purchase by limited categories of investors.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Futures contracts are valued using the closing settlement price, or, in the absence of such price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for a municipal bond or futures contract, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value in accordance with procedures established in good faith by the Board of Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2008, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

28

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective November 30, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., a greater than 50 percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the fiscal year ended May 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Flexible Sales Charge Program

During the period June 1, 2007 through April 30, 2008, each Fund offered Class A, B, C and I Shares. Class A Shares are generally sold with an up-front sales charge and incur a ..20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a ..20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). A Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an “Inverse floating rate investment”. An investment in a self-deposited inverse floater, recourse trust or credit recovery swap is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”. In such instances, a

29

Notes to Financial Statements (continued)

fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an “Underlying bond of an inverse floating rate trust”, with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” in the Statement of Operations.

During the fiscal year ended May 31, 2008, Arizona invested in externally deposited inverse floaters and/or self-deposited inverse floaters. Colorado and New Mexico did not invest in any such instruments during the fiscal year ended May 31, 2008.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended May 31, 2008, were as follows:

Arizona
Average floating rate obligations	$2,103,825
Average annual interest rate and fees	3.85%

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable. Arizona was the only Fund to invest in futures contracts during the fiscal year ended May 31, 2008.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

30

2. Fund Shares

Transactions in Fund shares were as follows:

	Arizona
	Year Ended 5/31/08		Year Ended 5/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	234,306	$2,466,133	607,878	$6,514,761
Class A – automatic conversion of Class B shares	5,008	52,501	21,546	230,777
Class B	6,399	66,676	20,688	219,847
Class C	166,759	1,747,078	186,658	2,000,699
Class I	88,104	930,062	88,535	945,537
Shares issued to shareholders due to reinvestment of distributions:
Class A	105,734	1,107,481	107,880	1,157,580
Class B	2,614	27,368	3,495	37,515
Class C	13,153	137,281	11,350	121,630
Class I	44,047	460,887	42,842	459,514
	666,124	6,995,467	1,090,872	11,687,860
Shares redeemed:
Class A	(1,186,392)	(12,473,145)	(904,109)	(9,676,443)
Class B	(57,125)	(598,721)	(79,315)	(848,201)
Class B – automatic conversion to Class A shares	(5,009)	(52,501)	(21,566)	(230,777)
Class C	(195,199)	(2,043,366)	(192,833)	(2,056,771)
Class I	(199,317)	(2,082,446)	(98,014)	(1,048,736)
	(1,643,042)	(17,250,179)	(1,295,837)	(13,860,928)
Net increase (decrease)	(976,918)	$(10,254,712)	(204,965)	$(2,173,068)

	Colorado
	Year Ended 5/31/08		Year Ended 5/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	270,036	$2,735,354	293,667	$3,060,274
Class A – automatic conversion of Class B shares	32,333	329,246	42,101	436,434
Class B	13,246	134,904	12,434	129,208
Class C	330,800	3,353,028	243,032	2,521,461
Class I	479,611	4,800,506	125,100	1,296,603
Shares issued to shareholders due to reinvestment of distributions:
Class A	65,241	659,813	56,912	592,580
Class B	2,905	29,418	3,446	35,867
Class C	12,214	123,174	10,479	108,903
Class I	11,490	115,657	4,604	47,908
	1,217,876	12,281,100	791,775	8,229,238
Shares redeemed:
Class A	(468,626)	(4,763,410)	(333,876)	(3,474,494)
Class B	(75,764)	(764,592)	(108,742)	(1,133,837)
Class B – automatic conversion to Class A shares	(32,333)	(329,246)	(42,108)	(436,434)
Class C	(189,339)	(1,915,752)	(74,995)	(777,584)
Class I	(142,861)	(1,443,499)	(30,019)	(311,057)
	(908,923)	(9,216,499)	(589,740)	(6,133,406)
Net increase (decrease)	308,953	$3,064,601	202,035	$2,095,832

31

Notes to Financial Statements (continued)

	New Mexico
	Year Ended 5/31/08		Year Ended 5/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	499,071	$5,136,448	587,045	$6,117,620
Class A – automatic conversion of Class B shares	20,417	209,844	29,938	314,127
Class B	12,491	126,687	14,862	155,292
Class C	74,416	765,486	91,663	958,606
Class I	7,758	80,005	24,102	254,271
Shares issued to shareholders due to reinvestment of distributions:
Class A	127,642	1,307,029	96,517	1,006,188
Class B	6,087	62,364	6,341	66,076
Class C	14,071	144,309	10,627	110,778
Class I	3,427	35,289	2,833	29,676
	765,380	7,867,461	863,928	9,012,634
Shares redeemed:
Class A	(463,008)	(4,748,620)	(451,957)	(4,702,946)
Class B	(35,471)	(364,092)	(52,223)	(542,777)
Class B – automatic conversion to Class A shares	(20,409)	(209,844)	(29,938)	(314,127)
Class C	(117,903)	(1,215,195)	(73,245)	(761,072)
Class I	(2,365)	(24,366)	(356)	(3,663)
	(639,156)	(6,562,117)	(607,719)	(6,324,585)
Net increase (decrease)	126,224	$1,305,344	256,209	$2,688,049

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended May 31, 2008, were as follows:

	Arizona	Colorado	New Mexico
Purchases	$15,599,843	$15,382,894	$5,521,660
Sales and maturities	29,718,196	12,220,303	5,418,632

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2008, the cost of investments was as follows:

	Arizona	Colorado	New Mexico
Cost of investments	$75,551,764	$44,147,589	$58,427,206

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2008, were as follows:

	Arizona	Colorado	New Mexico
Gross unrealized:
Appreciation	$2,436,819	$1,557,705	$2,119,542
Depreciation	(2,537,554)	(440,394)	(642,084)
Net unrealized appreciation (depreciation) of investments	$(100,735)	$1,117,311	$1,477,458

32

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2008, the Funds’ tax year end, were as follows:

	Arizona	Colorado	New Mexico
Undistributed net tax-exempt income*	$331,615	$104,279	$247,349
Undistributed net ordinary income**	3,350	—	—
Undistributed net long-term capital gains	17,501	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 9, 2008, paid on June 2, 2008.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2008 and May 31, 2007, was designated for purposes of the dividends paid deduction as follows:

2008	Arizona	Colorado	New Mexico
Distributions from net tax-exempt income***	$3,173,299	$1,760,736	$2,309,599
Distributions from net ordinary income**	—	—	—
Distributions from net long-term capital gains****	144,700	—	—

2007	Arizona	Colorado	New Mexico
Distributions from net tax-exempt income	$3,381,790	$1,689,810	$2,121,144
Distributions from net ordinary income**	6,343	—	—
Distributions from net long-term capital gains	410,326	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Fund hereby designates these amounts paid during the fiscal year ended May 31, 2008, as Exempt Interest Dividends.
****	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds’ related to net capital gain to zero for the tax year ended May 31, 2008.

At May 31, 2008, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Colorado	New Mexico
Expiration:
May 31, 2009	$18,771	$286,114
May 31, 2010	97,920	—
May 31, 2011	220,293	309,022
May 31, 2012	204,953	161,534
May 31, 2016	251,245	—
Total	$793,182	$756,670

Colorado elected to defer net realized losses from investments incurred from November 1, 2007 through May 31, 2008 (“post-October losses”) in accordance with federal income tax regulations. Post-October losses of $104,498 were treated as having arisen on the first day of the following fiscal year.

5. Management Fee and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of May 31, 2008, the complex-level fee rate was .1851%.

33

Notes to Financial Statements (continued)

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended May 31, 2008, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Arizona	Colorado	New Mexico
Sales charges collected (Unaudited)	$37,329	$31,369	$94,686
Paid to financial intermediaries (Unaudited)	32,796	26,708	79,567

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2008, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Arizona	Colorado	New Mexico
Commission advances (Unaudited)	$14,468	$34,063	$9,787

34

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2008, the Distributor retained such 12b-1 fees as follows:

	Arizona	Colorado	New Mexico
12b-1 fees retained (Unaudited)	$32,019	$38,689	$30,462

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2008, as follows:

	Arizona	Colorado	New Mexico
CDSC retained (Unaudited)	$7,643	$9,936	$6,327

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an “assignment” (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund’s agreement. The Board of Trustees of each Fund considered and approved a new investment management agreement with the Adviser on the same terms as the previous agreements. Each new ongoing investment management agreement was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn include an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch’s affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. New Accounting Pronouncements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of May 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of May 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

7. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 2008, to shareholders of record on June 27, 2008, as follows:

	Arizona	Colorado	New Mexico
Dividend per share:
Class A	$.0345	$.0350	$.0340
Class B	.0280	.0285	.0275
Class C	.0295	.0305	.0295
Class I	.0360	.0370	.0355

35

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
ARIZONA											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (10/86)
2008	$10.61	$.43	$(.26)	$.17	$(.41)	$(.02)	$(.43)	$10.35	1.67%	$50,543	1.03%	4.05%	1.03%	4.05%	1.02%	4.05%	19%
2007	10.60	.42	.05	.47	(.41)	(.05)	(.46)	10.61	4.51	60,748	1.01	3.94	1.01	3.94	.99	3.96	19
2006	10.87	.43	(.27)	.16	(.42)	(.01)	(.43)	10.60	1.58	62,420.90		3.98	.90	3.98	.88	4.01	21
2005	10.73	.46	.30	.76	(.46)	(.16)	(.62)	10.87	7.28	69,432.90		4.20	.90	4.20	.89	4.22	26
2004	11.35	.48	(.61)	(.13)	(.49)	—	(.49)	10.73	(1.19)	69,355.94		4.34	.94	4.34	.93	4.35	10
Class B (2/97)
2008	10.61	.35	(.26)	.09	(.33)	(.02)	(.35)	10.35	.86	2,588	1.78	3.30	1.78	3.30	1.77	3.31	19
2007	10.59	.34	.06	.40	(.33)	(.05)	(.38)	10.61	3.80	3,216	1.77	3.19	1.77	3.19	1.75	3.21	19
2006	10.85	.35	(.26)	.09	(.34)	(.01)	(.35)	10.59	.88	4,021	1.65	3.23	1.65	3.23	1.63	3.25	21
2005	10.72	.38	.29	.67	(.38)	(.16)	(.54)	10.85	6.37	4,791	1.65	3.46	1.65	3.46	1.64	3.47	26
2004	11.33	.40	(.61)	(.21)	(.40)	—	(.40)	10.72	(1.85)	6,162	1.69	3.59	1.69	3.59	1.68	3.60	10
Class C (2/94)
2008	10.60	.37	(.26)	.11	(.35)	(.02)	(.37)	10.34	1.09	8,642	1.58	3.50	1.58	3.50	1.57	3.51	19
2007	10.58	.36	.06	.42	(.35)	(.05)	(.40)	10.60	4.04	9,020	1.56	3.40	1.56	3.40	1.54	3.42	19
2006	10.85	.37	(.27)	.10	(.36)	(.01)	(.37)	10.58	1.01	8,951	1.45	3.44	1.45	3.44	1.43	3.46	21
2005	10.71	.40	.30	.70	(.40)	(.16)	(.56)	10.85	6.71	8,462	1.45	3.65	1.45	3.65	1.44	3.66	26
2004	11.33	.42	(.61)	(.19)	(.43)	—	(.43)	10.71	(1.73)	7,481	1.49	3.80	1.49	3.80	1.48	3.80	10
Class I (2/97)(f)
2008	10.61	.45	(.26)	.19	(.43)	(.02)	(.45)	10.35	1.84	14,191.83		4.25	.83	4.25	.82	4.26	19
2007	10.59	.45	.05	.50	(.43)	(.05)	(.48)	10.61	4.79	15,258.81		4.14	.81	4.14	.79	4.16	19
2006	10.86	.45	(.27)	.18	(.44)	(.01)	(.45)	10.59	1.75	14,876.70		4.19	.70	4.19	.68	4.21	21
2005	10.72	.48	.30	.78	(.48)	(.16)	(.64)	10.86	7.47	15,656.70		4.41	.70	4.41	.69	4.42	26
2004	11.33	.50	(.60)	(.10)	(.51)	—	(.51)	10.72	(.93)	16,198.74		4.55	.74	4.55	.73	4.55	10

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such periods expressed as a percentage of average net assets for each class was as follows:

Interest Expense on Floating Rate Obligations to Average Net Assets
Year Ended May 31:
2008	.10%
2007	.13
2006	—
2005	—
2004	—

(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

36

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
COLORADO											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Portfolio Turnover Rate
Class A (5/87)
2008	$10.32	$.41	$(.22)	$.19	$(.42)	$—	$(.42)	$10.09	1.91%	$30,448.93%		4.04%	.93%	4.04%	.91%	4.06%	28%
2007	10.30	.42	.02	.44	(.42)	—	(.42)	10.32	4.31	32,203.90		3.99	.90	3.99	.88	4.02	17
2006	10.56	.42	(.26)	.16	(.42)	—	(.42)	10.30	1.55	31,512.94		4.03	.94	4.03	.92	4.05	28
2005	10.03	.43	.51	.94	(.41)	—	(.41)	10.56	9.50	32,345.93		4.10	.93	4.10	.91	4.12	29
2004	10.52	.45	(.49)	(.04)	(.45)	—	(.45)	10.03	(.34)	30,658.95		4.34	.95	4.34	.94	4.35	49
Class B (2/97)
2008	10.32	.34	(.23)	.11	(.34)	—	(.34)	10.09	1.13	1,851	1.68	3.30	1.68	3.30	1.65	3.32	28
2007	10.30	.34	.02	.36	(.34)	—	(.34)	10.32	3.53	2,843	1.66	3.25	1.66	3.25	1.63	3.27	17
2006	10.56	.34	(.26)	.08	(.34)	—	(.34)	10.30	.79	4,225	1.69	3.28	1.69	3.28	1.67	3.30	28
2005	10.04	.35	.50	.85	(.33)	—	(.33)	10.56	8.61	5,491	1.68	3.35	1.68	3.35	1.66	3.37	29
2004	10.53	.37	(.48)	(.11)	(.38)	—	(.38)	10.04	(1.04)	5,867	1.70	3.59	1.70	3.59	1.69	3.60	49
Class C (2/97)
2008	10.30	.36	(.23)	.13	(.37)	—	(.37)	10.06	1.28	8,418	1.48	3.49	1.48	3.49	1.46	3.51	28
2007	10.28	.36	.03	.39	(.37)	—	(.37)	10.30	3.78	7,034	1.45	3.44	1.45	3.44	1.43	3.46	17
2006	10.54	.36	(.25)	.11	(.37)	—	(.37)	10.28	1.03	5,184	1.49	3.48	1.49	3.48	1.47	3.50	28
2005	10.02	.37	.51	.88	(.36)	—	(.36)	10.54	8.85	5,077	1.48	3.55	1.48	3.55	1.46	3.57	29
2004	10.51	.39	(.48)	(.09)	(.40)	—	(.40)	10.02	(.87)	5,234	1.50	3.80	1.50	3.80	1.49	3.81	49
Class I (2/97)(e)
2008	10.31	.43	(.23)	.20	(.44)	—	(.44)	10.07	2.06	5,428.74		4.23	.74	4.23	.72	4.25	28
2007	10.29	.44	.02	.46	(.44)	—	(.44)	10.31	4.56	1,967.70		4.19	.70	4.19	.67	4.21	17
2006	10.55	.44	(.26)	.18	(.44)	—	(.44)	10.29	1.78	938.74		4.24	.74	4.24	.72	4.26	28
2005	10.03	.45	.50	.95	(.43)	—	(.43)	10.55	9.65	809.73		4.30	.73	4.30	.71	4.31	29
2004	10.52	.47	(.48)	(.01)	(.48)	—	(.48)	10.03	(.11)	647.75		4.54	.75	4.54	.74	4.56	49

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

37

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
NEW MEXICO											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Portfolio Turnover Rate
Class A (9/92)
2008	$10.36	$.41	$(.12)	$.29	$(.41)	$—	$(.41)	$10.24	2.82%	$49,402.89%		3.98%	.89%	3.98%	.87%	4.00%	9%
2007	10.29	.41	.05	.46	(.39)	—	(.39)	10.36	4.51	48,069.89		3.90	.89	3.90	.87	3.93	9
2006	10.57	.41	(.28)	.13	(.41)	—	(.41)	10.29	1.29	45,044.91		3.86	.91	3.86	.88	3.89	13
2005	10.07	.43	.50	.93	(.43)	—	(.43)	10.57	9.41	42,608.92		4.14	.92	4.14	.91	4.15	12
2004	10.66	.45	(.58)	(.13)	(.46)	—	(.46)	10.07	(1.28)	41,789.93		4.36	.93	4.36	.92	4.36	20
Class B (2/97)
2008	10.36	.33	(.12)	.21	(.33)	—	(.33)	10.24	2.05	2,916	1.64	3.23	1.64	3.23	1.62	3.25	9
2007	10.29	.33	.05	.38	(.31)	—	(.31)	10.36	3.73	3,336	1.65	3.15	1.65	3.15	1.62	3.18	9
2006	10.57	.33	(.27)	.06	(.34)	—	(.34)	10.29	.54	3,940	1.66	3.10	1.66	3.10	1.63	3.14	13
2005	10.07	.35	.50	.85	(.35)	—	(.35)	10.57	8.59	5,007	1.67	3.39	1.67	3.39	1.66	3.40	12
2004	10.66	.37	(.58)	(.21)	(.38)	—	(.38)	10.07	(2.02)	5,137	1.68	3.61	1.68	3.61	1.67	3.61	20
Class C (2/97)
2008	10.38	.36	(.13)	.23	(.35)	—	(.35)	10.26	2.23	7,484	1.44	3.43	1.44	3.43	1.42	3.45	9
2007	10.30	.35	.06	.41	(.33)	—	(.33)	10.38	4.01	7,873	1.44	3.35	1.44	3.35	1.42	3.38	9
2006	10.58	.35	(.28)	.07	(.35)	—	(.35)	10.30	.71	7,517	1.46	3.31	1.46	3.31	1.42	3.34	13
2005	10.07	.37	.51	.88	(.37)	—	(.37)	10.58	8.88	6,364	1.47	3.58	1.47	3.58	1.46	3.60	12
2004	10.67	.40	(.60)	(.20)	(.40)	—	(.40)	10.07	(1.94)	5,243	1.48	3.81	1.48	3.81	1.47	3.82	20
Class I (2/97)(e)
2008	10.41	.43	(.12)	.31	(.42)	—	(.42)	10.30	3.09	1,376.69		4.18	.69	4.18	.67	4.20	9
2007	10.33	.43	.06	.49	(.41)	—	(.41)	10.41	4.77	1,300.69		4.10	.69	4.10	.67	4.13	9
2006	10.61	.43	(.28)	.15	(.43)	—	(.43)	10.33	1.46	1,015.71		4.06	.71	4.06	.67	4.09	13
2005	10.11	.45	.50	.95	(.45)	—	(.45)	10.61	9.56	895.72		4.34	.72	4.34	.71	4.35	12
2004	10.70	.47	(.59)	(.12)	(.47)	—	(.47)	10.11	(1.10)	836.73		4.56	.73	4.56	.72	4.57	20

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

38

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Arizona Municipal Bond Fund, Nuveen Colorado Municipal Bond Fund and Nuveen New Mexico Municipal Bond Fund (each a series of the Nuveen Multistate Trust I, hereafter referred to as the “Funds”) at May 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

July 23, 2008

39

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the “May Meeting”), the Boards of Trustees or Directors (as the case may be)(each a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreement (each, an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of NAM’s investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM’s ability to supervise the Fund’s other service providers and given the importance of compliance, NAM’s compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and NAM

The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). The Independent Board Members also reviewed portfolio level performance (which does not reflect fund level fees and expenses), as described in further detail below.

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund’s

40

performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective Fund’s investment objectives and strategies thereby hindering a meaningful comparison of the Fund’s performance with that of the Performance Peer Group. These Performance Peer Groups include those for the Nuveen Intermediate Duration Municipal Bond Fund (NMBF) (although this fund has been reclassified in more appropriate peer group in 2007).

With respect to state specific municipal funds, the Independent Board Members also recognized that certain funds lack comparable peers in which case their performance is measured against a more general municipal category for various states. The open-end state municipal funds that utilize the more general category are the Nuveen New Mexico Municipal Bond Fund and the Nuveen Wisconsin Municipal Bond Fund.

With respect to municipal funds, the Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized benchmarks for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Performance Peer Group for the quarter and same yearly periods ending March 31, 2008. The Independent Board Members also reviewed the Fund’s portfolio level performance (which does not reflect fund level fees and expenses) compared to recognized benchmarks for the one- three, and five-year periods ending December 31, 2007 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the “Peer Universe”) and/or a more focused subset of funds therein (the “Peer Group”). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members considered the differences in the use of insurance as well as the states reflected in a respective Peer Group for the state municipal funds (such as the use of a general “other states” category for uninsured open-end state municipal funds (other than New York and California)). In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. With respect to municipal funds, such other clients include NAM’s municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members

41

Annual Investment Management Agreement Approval Process (continued)

noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular Fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its Funds in the complex and therefore all Funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

42

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

43

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant.	186

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	186

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at George Washington University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	186

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	186

William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	186

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	186

44

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (2005-12/2007); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	186

Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	174 (4)

Interested Trustee:

John P. Amboian (2)(3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.	174 (4)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002); Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006); Nuveen HydePark Group LLC and Richards & Tierney, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(6); Chartered Financial Analyst.	186

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	186

Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	66

45

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (5)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(6); Managing Director (since 2005) of Nuveen Asset Management.	186

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	186

Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	186

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	186

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	186

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds NWQ Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(6)	186

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008) Vice President and Assistant Secretary (since 2007), Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc, (since 2007); Managing Director (since 2008), Vice President (2007-2008) and Assistant General Counsel, Nuveen Investments, Inc., prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	186

46

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (5)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	186

Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	186

James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002); Certified Public Accountant.	186

John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	66

Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments Inc. (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	186

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian and Mr. Toth were appointed to the Board of Trustees of certain Nuveen Funds, effective July 1, 2008. In connection with the appointment of Mr. Amboian as trustee, Timothy R. Schwertfeger, an interested trustee, resigned from the Board of Trustees, effective July 1, 2008.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Mr. Amboian and Mr. Toth are standing for election to the Boards of twelve Nuveen closed-end funds whose annual meeting on June 30, 2008 was adjourned to July 29, 2008.
(5)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
(6)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

47

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

Advance Refundings: Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

48

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com. You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

49

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $153 billion in assets as of March 31, 2008, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MAN-MS2-0508D

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report May 31, 2008	Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Nuveen Investments

Municipal Bond Funds

Nuveen Florida Preference Municipal Bond Fund

Nuveen Maryland Municipal Bond Fund

Nuveen Pennsylvania Municipal Bond Fund

Nuveen Virginia Municipal Bond Fund

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Fellow Shareholders,

I’d like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund’s Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a “best practice” in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us – an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen’s representative on the Board. John’s presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen’s role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company’s asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Finally, I urge you to take the time to review the Portfolio Managers’ Comments and Fund Spotlight sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund’s Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

July 15, 2008

Robert P. Bremner

Chairman of the Board

Annual Report    Page 1

Portfolio Managers’ Comments

for the Nuveen Florida Preference, Maryland, Pennsylvania, and Virginia Municipal Bond Funds

Portfolio managers Daniel Close and Cathryn Steeves examine economic and market conditions, key investment strategies and the performance of the Nuveen Florida Preference, Maryland, Pennsylvania, and Virginia Municipal Bond Funds. Dan, who has 9 years of investment experience, began managing the Florida Preference Fund in March 2007. Cathryn who has 12 years of investment experience and has managed the Nuveen Maryland, Pennsylvania, and Virginia Funds since 2006.

What factors had the greatest influence on the U.S. economy and the municipal bond market during the twelve-month period ended May 31, 2008?

The U.S. economy weakened noticeably as the year progressed. In the second quarter of 2007, U.S. gross domestic product (GDP), a closely watched measure of economic performance, grew at an annual rate of 3.8 percent, followed by a surprisingly robust 4.9 percent annual growth rate in the third quarter. By the final quarter, however, GDP growth shrunk to an annualized 0.6 percent – the slowest quarterly economic expansion since late 2002. The sluggishness continued into the first three months of 2008, with annualized growth of just 1.0 percent during that time. The deteriorating housing market was one factor that had a far-ranging negative impact on the economy. Rising inflation also hurt, with increased food and energy costs weighing down consumer spending. The Consumer Price Index (CPI) rose by 4.1 percent in 2007, compared to a more-modest 2.6 percent in 2006. In May 2008 alone, the CPI grew by a surprising 0.8 percent and stood more than 4 percent higher than its level of a year earlier.

These past twelve months proved to be a remarkably volatile period for municipal bond investors. While the period began quietly enough, conditions started to become much more challenging in August 2007. Falling home values led to rising mortgage defaults and significant losses in bonds backed by sub-prime mortgages. Fixed-income investors became more concerned about risk and, in a “flight to quality,” flocked to U.S. Treasury bonds while shunning nearly every other corner of the bond market – including municipal securities, whose prices fell dramatically in August.

While the tax-exempt bond market bounced back in September 2007, conditions once again worsened later in the year and in early 2008. Various municipal bond insurers with indirect exposure to sub-prime loans were downgraded, in many cases causing substantial underperformance in the municipal bonds they guaranteed.

As nervous investors sought to reduce their risk, many began to purchase shorter-duration bonds – meaning those with less price sensitivity to changes in interest rates. These bonds performed the best over this period, aided by an aggressive series of Federal Reserve cuts in short-term interest rates. Conversely, longer-duration bonds, which carry more interest rate risk, did relatively poorly.

In general, riskier municipal securities significantly underperformed their higher-rated counterparts in this risk-averse environment, with the market’s high-yield segment faring the worst overall. However, most individual issuers remained financially solid, even as the prices of lower-rated bonds fell. Market conditions stabilized in the period’s final two months, especially among higher-rated bonds.

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

Annual Report    Page 2

Class A Shares— Average Annual Total Returns as of 5/31/08

	1-Year	5-Year	10-Year
Nuveen Florida Preference Municipal Bond Fund
A Shares at NAV	0.93%	2.97%	3.79%
A Shares at Offer	-3.29%	2.09%	3.34%
Lipper Florida Municipal Debt Funds Category Average[1]	0.80%	2.95%	4.04%
Lehman Brothers Florida Municipal Bond Index[2]	3.66%	3.61%	4.99%
Lehman Brothers Municipal Bond Index[3]	3.87%	3.67%	5.06%

Nuveen Maryland Municipal Bond Fund
A Shares at NAV	1.84%	3.04%	4.23%
A Shares at Offer	-2.44%	2.17%	3.79%
Lipper Maryland Municipal Debt Funds Category Average[1]	0.74%	2.56%	3.91%
Lehman Brothers Maryland Municipal Bond Index[2]	5.05%	3.40%	4.79%
Lehman Brothers Municipal Bond Index[3]	3.87%	3.67%	5.06%

Nuveen Pennsylvania Municipal Bond Fund
A Shares at NAV	2.39%	3.44%	4.30%
A Shares at Offer	-1.95%	2.57%	3.85%
Lipper Pennsylvania Municipal Debt Funds Category Average[1]	1.09%	2.90%	3.92%
Lehman Brothers Pennsylvania Municipal Bond Index[2]	4.64%	3.69%	5.06%
Lehman Brothers Municipal Bond Index[3]	3.87%	3.67%	5.06%

Nuveen Virginia Municipal Bond Fund
A Shares at NAV	2.24%	3.60%	4.39%
A Shares at Offer	-2.02%	2.72%	3.94%
Lipper Virginia Municipal Debt Funds Category Average[1]	0.19%	2.79%	3.98%
Lehman Brothers Virginia Municipal Bond Index[2]	4.43%	3.66%	4.87%
Lehman Brothers Municipal Bond Index[3]	3.87%	3.67%	5.06%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2 percent maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

1	The Lipper category averages shown represent the average annualized total return for all reporting funds in the respective categories. The Lipper Florida Municipal Debt Funds Category Average contained 24, 21 and 19 funds, the Lipper Maryland Municipal Debt Funds Category Average had 33, 28 and 21 funds, the Lipper Pennsylvania Municipal Debt Funds Category Average had 52, 46 and 44 funds and the Lipper Virginia Municipal Debt Funds Category Average had 31, 27 and 23 funds for the one-year, five-year and ten-year periods ended May 31, 2008, respectively. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

2	The Lehman Brothers Florida Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt Florida bonds with maturities of two years or greater. The Lehman Brothers Maryland Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt Maryland bonds with maturities of two years or greater. The Lehman Brothers Pennsylvania Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt Pennsylvania bonds with maturities of two years or greater. The Lehman Brothers Virginia Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt Virginia bonds with maturities of two years or greater. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

3	The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

Annual Report    Page 3

Calendar year 2007 was the third-consecutive year of very heavy municipal bond issuance. Large supplies coupled with significantly reduced demand beginning in late summer served to further depress the market for much of the period. Total new supply in 2007 exceeded $427 billion nationally – a record level that was 10 percent higher than the prior year, itself the third-highest total on record. Municipal issuance slowed markedly, however, in the first five months of the new year, with new supply of $173 billion representing a 6 percent drop compared to the same period in 2007.

Also of note in the municipal market, the U.S. Supreme Court in May 2008 ruled that individual states could continue to offer their residents special tax breaks on municipal bonds issued within their borders. The high court’s decision in Department of Revenue of the Commonwealth of Kentucky vs. Davis preserved tax rules in forty-two states, allowing them to continue to exempt from taxation the income their residents earn on in-state municipal bonds while taxing the income earned on municipal bonds issued in other states.

What type of economic environment did the four states profiled in this report experience during the period?

Florida’s population continued to increase, rising more than 10 percent over the past five years. The state remained in solid fiscal shape, with healthy reserve balances. The state’s economy has been slowing, however, due in part to the declining housing sector – previously a big driver of Florida’s growth. According to Economy.com, Florida home sales were down dramatically since the market’s late-2005 peak. Employment in the state is highly dependent on the construction sector, which has proven particularly vulnerable to the real estate market drop and is expected to continue to decline along with the housing market. In May 2008, Florida’s unemployment rate stood at 5.5 percent, matching the national average and 1.6 percent higher than in May 2007. Municipal supply in the state totaled $27.2 billion during the twelve months ending May 31, 2008 – a year-over-year decline of about 17 percent, compared to a national increase of 2 percent. According to Moody’s Investor Services, the state’s debt-per-capita stood at $1,020 – 20th in the nation and above the median of $787. At period end, Florida maintained Standard & Poor’s highest credit rating of AAA, while Moody’s rated the state’s general obligation debt Aa1. In March 2008, Moody’s reduced its credit outlook from stable to negative, however, citing Florida’s weak revenue collections and falling housing market.

The Maryland economy has benefited from its relatively high per-capita income and its well-educated workforce, as well as its position as a center of security, medical, and biomedical research. The state is also emerging as an important employer in the transportation and distribution industries. However, the state’s manufacturing sector remains in decline, and Maryland has been hampered by relatively high business costs and weakening demographic trends. Employment in Maryland remains solid, with considerably higher job growth than in other northeastern states, thanks in large part to the service-related and government industries. Maryland’s economy has been hampered by the housing market’s downturn, but considerably less than in Florida and other overheated markets. Another trouble spot has been weaker consumption activity. Unemployment in Maryland stood at 4.0 percent in May 2008, 0.5 percent worse than in the prior year but well below average. According to the U.S. Census Bureau and the Bureau of Economic Analysis, Maryland’s per-capita income stood at $46,021, above the U.S. average of $38,611. The state saw $7.6 billion of municipal issuance during the twelve-month reporting period – a 9 percent year-over-year increase. At period end, Maryland maintained credit ratings of AAA and Aaa from Standard & Poor’s and Moody’s, respectively.

Pennsylvania’s economy grew by just an estimated 1.6 percent in 2007, down from 2.0 percent in 2006 and ranking 31st nationwide. That performance trailed the 2.8 percent growth seen for the so-called Mideast region as a whole, and was

Annual Report    Page 4

modestly below the national growth of 2.0 percent. New supply in the Pennsylvania municipal market totaled $20.2 billion during the past year, a 7 percent year-over-year drop compared to the national increase of 2 percent. For the first five months of 2008, Pennsylvania saw a year-over-year decline of 6 percent, essentially matching the national decline during that time. The commonwealth’s unemployment rate rose to 5.2 percent in May 2008 – a tie for 26th place nationwide. That rate was up from 4.3 percent the previous year but still slightly below the national average. At the end of the period, Pennsylvania held credit ratings of AA and Aa2 from Standard & Poor’s and Moody’s, respectively.

In March 2008, Virginia passed a relatively lean state budget. It included $2 billion less in spending over a two-year period than originally proposed several months earlier. Strong federal spending has been a stabilizing force for the Virginia economy, while a relatively low cost of doing business and a favorable regulatory environment have been further positive factors. On the negative side, the northeastern portion of the commonwealth – the Washington, D.C. suburbs – has fared considerably better than many other Virginia regions, which are more exposed to shrinking industries such as tobacco, coal mining, furniture, textiles, and apparel. A declining housing market has been another significant drag on the economy. Overall, Virginia’s economy has weakened, with employment declines in manufacturing, construction, and financial services hurting notably. In contrast, the commonwealth has seen growth in the government, education and health services, and professional and business services industries. At 3.9 percent, Virginia’s May 2008 unemployment rate was considerably lower than the national average, although it increased by 0.9 percent over the previous May. New municipal issuance in the commonwealth was $8.1 billion during the past twelve months, a 19 percent drop compared to the prior year. At period end, Virginia’s credit ratings stood at AAA and Aaa from Standard & Poor’s and Moody’s, respectively.

How did the Funds perform during this period?

The table on page three provides total return performance information for the four Funds discussed in this report for the one-year, five-year, and ten-year periods ended May 31, 2008. Each Fund’s performance is compared with its corresponding Lipper peer fund category average, its respective state Lehman Brothers municipal bond index, and the national Lehman Brothers Municipal Bond Index.

All four Funds outperformed their respective Lipper peer group average while trailing their respective Lehman Brothers state index as well as the national Lehman Brothers index.

What strategies were used to manage the Funds during the period? How did these strategies influence performance?

All four Funds continued to employ the same fundamental investment strategies and tactics used in previous years, although our ability to implement those strategies depended on the individual characteristics of the four portfolios as well as market conditions within each state. Below we outline our specific approaches to managing the Florida Preference, Maryland, Pennsylvania and Virginia Funds, as well as discuss noteworthy factors influencing each Fund’s performance.

Nuveen Florida Preference Municipal Bond Fund

The Florida Preference Fund’s duration positioning – meaning its sensitivity to interest rate changes – provided a positive performance contribution over this twelve-month period. Specifically, we were helped by being relatively underweighted in weak-performing long-duration bonds as well as modestly overweighted in intermediate-dated securities, which generally performed well. Unfortunately, we also were relatively underweighted in short-duration bonds, which were the best overall performers on the yield curve.

Certain bonds in the portfolio were advance refunded4 during the period, causing significant

Annual Report    Page 5

price appreciation that added to total return. In addition, the Fund’s overall allocation to advance refunded bonds benefited from their high credit quality and short maturities – two in-demand characteristics in the volatile market environment.

On the negative side, the Fund was meaningfully overweighted in bonds with credit ratings of BBB. Lower-rated issues were poor performers overall during this twelve-month period. Specifically, we saw negative performance from some of our lower-rated tobacco, health care, and industrial development revenue (IDR) bonds. Our investment in community development district bonds provided an additional source of relative underperformance.

Volatile market conditions led to significant price declines for lower-rated credits – especially in the Florida market. This Fund can hold both Florida and out-of state bonds, and we found a number of opportunities to add both types that we believed were trading for very good values. For example, we bought a variety of noninsured health care bonds as well as some lower-rated IDR debt. We also bought a number of community development district bonds. These make up a considerable portion of the Florida municipal marketplace. These issues performed poorly along with the state’s troubled housing sector. However, we saw no negative change in these securities’ underlying credit quality. Despite their recent difficulties – which may persist over the short term – we think these opportunities can provide our shareholders with excellent long-term value.

Another opportunity we took advantage of in the Florida Fund was to engage in bond-exchanges. We sold certain bonds at a loss – which can be used to offset realized tax gains in future years – and used the proceeds to buy securities with similar levels of risk but more favorable yields. Additional sales during the period included some shorter-dated advance refunded bonds – which because of their very short maturities offered less future total return potential – as well as airport bonds subject to the alternative minimum tax (AMT), for which we were able to get what we believed were good prices in return.

Nuveen Maryland Municipal Bond Fund

A relative overweighting in BBB-rated bonds detracted from the Maryland Fund’s performance during this period. In particular, the Fund’s holdings of industrial development revenue (IDR) bonds, which tended to be lower-rated, hurt results. The Fund also was overweighted in housing bonds. Although our housing exposure was high-quality overall, general concerns about weakness in the housing market depressed the performance of these issues. The Fund was relatively underweighted in AAA-rated bonds, which negatively affected comparative performance.

Some of the Fund’s longer-duration bonds detracted from relative performance as well – specifically, zero-coupon and non-callable bonds. In the risk-averse market environment, longer-dated issues – which feature more interest rate risk – lagged their shorter-duration counterparts. The Fund also was underweighted in bonds on the short end of the yield curve, which further hampered performance.

On the positive side, the Fund benefited from its allocation to advance refunded bonds, which were helped by their very high credit quality and very short maturities. In addition, exposure to high-quality tax-supported debt and some individual hospital issues helped as well. An overweighting in intermediate-duration bonds contributed positively, as these bonds occupied a relatively favorably performing portion of the yield curve. Finally, the lack of exposure to tobacco bonds in this portfolio was a positive. Bonds in that sector were generally weak performers during the year.

When market conditions worsened in August 2007 and investors became cautious about taking on

4	Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

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credit risk, many lower-rated municipal bonds saw significant price declines. We took advantage of opportunities to add lower-rated issues when we identified what we believed were unusually attractive values – especially in the hospital and IDR sectors. Throughout the reporting period, we continued to invest in issues that we believed were fundamentally strong and offered particularly good yields relative to their prices.

Market conditions also afforded us value opportunities in a somewhat surprising place – the auction rate securities market. These bonds have historically been rarely used by municipal bond managers because of the securities’ very-short durations. However, credit market weakness pushed their yields up to extremely high levels, which encouraged us to participate in this market and buy some auction rate bonds offering strong underlying credit.

Nuveen Pennsylvania Municipal Bond Fund

The Pennsylvania Fund benefited from its relatively high credit quality, with underweightings in BBB-rated and A-rated bonds and an overweighting in AAA-rated issues adding to total return in the challenging market environment. The Fund also benefited from a relative overweighting in intermediate-duration bonds, which performed well. However, an underweighting in short-duration issues was a corresponding negative, as these were the best performers over this period.

The Fund’s sector weightings detracted modestly from overall performance. Exposure to industrial development revenue (IDR) and housing bonds – two underperforming groups – hampered results. In contrast, the Fund was helped by its exposure to the utility and water/sewer sectors, both of which are relatively defensive and benefited from their ability to generate solid performance even in a deteriorating economic environment.

As in the other Funds, we took advantage of periodic opportunities to invest in lower-rated bonds offering particularly good values created by market volatility. We saw relatively fewer of these opportunities in the Pennsylvania Fund because of the commonwealth’s generally higher quality of issuance. As in the Maryland Fund, however, we were able to participate in the auction rate securities market, which experienced significant dislocations in the period’s final months. As we mentioned, auction rate securities have traditionally been far more popular with money market managers than municipal bond managers. But as credit market troubles led to much-reduced demand, yields on these issues rose to unprecedented levels. We saw a unique opportunity to buy some of these securities at extremely attractive prices relative to their income.

Nuveen Virginia Municipal Bond Fund

The Virginia Fund’s underweighting in shorter-duration bonds detracted from performance, although an overweighting in the better-performing intermediate-duration segment did add to relative results. From a credit-rating perspective, the Fund was overweighted in BBB-rated securities. These lagged as investors favored higher-quality, lower-risk securities over their lower-quality, higher-risk counterparts. Additional underperformance came from an overweighting of two weak-performing sectors during the period – housing and industrial development revenue (IDR) bonds. Many of the portfolio’s individual tobacco bond positions also were weak performers, although the Fund’s relatively modest overall exposure to this sector tempered some of that weakness.

On the positive side, the Fund benefited from its exposure to advance refunded bonds, which were helped by their very short maturities and high credit quality.

Our overall management approach for the Virginia Fund was the same as in Maryland and Pennsylvania. We took advantage of market conditions to add suitable lower-rated bonds offering what we believed were unusually strong values. We also were active participants in the auction rate securities market, where we were able

Annual Report    Page 7

to find credits offering very unusual high levels of income at attractive prices.

When selling securities, we generally favored bonds with very short durations, as these enabled us to maintain the Fund’s interest rate positioning at our desired level. They also offered more-limited future return potential. We were also actively selling bonds with structures that are traditionally attractive to individual investors – providing us with proceeds we could use to purchase securities we believed offered better future value prospects.

Dividend Information

All share classes of the Maryland and Virginia Funds experienced one increase to their monthly tax-free dividend in November 2007, while the Maryland Class B shares experienced a second dividend increase in May 2008. The Florida Preference Fund’s Class B shares saw one dividend increase in May 2008. All share classes of the Pennsylvania Fund held their dividend payments steady during the entire reporting period.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of May 31, 2008, all four Funds had positive UNII balances for tax purposes. The Maryland and Virginia Funds had positive UNII balances and the Florida Preference and Pennsylvania Funds had negative UNII balances for financial statement purposes.

Recent Developments Regarding Bond Insurance Companies

The portfolios of investments reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. During the period covered by this report, each of these insurers experienced one or more rating reductions by at least one or more rating agencies. Subsequent to May 31, 2008, at least one rating agency further reduced their rating and at least one rating agency had withdrawn their rating for AMBAC-insured and MBIA-insured bonds. At the time this report was prepared, at least one rating agency has placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers. It is important to note that municipal bonds historically have had a very low rate of default.

Annual Report    Page 8

Nuveen Florida Preference Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Maryland Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with their relevant Lehman Brothers index. Returns would be different for the other share classes. The Lehman Brothers Florida Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt Florida bonds with maturities of two years or greater. The Lehman Brothers Maryland Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt Maryland bonds with maturities of two years or greater. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 9

Nuveen Pennsylvania Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Virginia Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with their relevant Lehman Brothers index. Returns would be different for the other share classes. The Lehman Brothers Pennsylvania Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt Pennsylvania bonds with maturities of two years or greater. The Lehman Brothers Virginia Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt Virginia bonds with maturities of two years or greater. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 10

Fund Spotlight as of 5/31/08 Nuveen Florida Preference Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	FLOTX	FLOBX	FLCTX	NMFLX
NAV	$9.75	$9.74	$9.73	$9.74
Latest Monthly Dividend[2]	$0.0350	$0.0290	$0.0305	$0.0365
Inception Date	6/15/90	2/03/97	9/14/95	2/03/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 5/31/08

A Shares	NAV	Offer
1-Year	0.93%	-3.29%
5-Year	2.97%	2.09%
10-Year	3.79%	3.34%

B Shares	w/o CDSC	w/CDSC
1-Year	0.14%	-3.73%
5-Year	2.19%	2.02%
10-Year	3.15%	3.15%

C Shares	NAV
1-Year	0.38%
5-Year	2.41%
10-Year	3.21%

I Shares	NAV
1-Year	1.12%
5-Year	3.16%
10-Year	3.98%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[3]	4.31%	4.13%
30-Day Yield[3]	4.08%	—
SEC 30-Day Yield[3,4]	—	3.91%
Taxable-Equivalent Yield[4,5]	5.67%	5.43%

B Shares	NAV
Dividend Yield[3]	3.57%
30-Day Yield[3]	3.33%
Taxable-Equivalent Yield[5]	4.63%

C Shares	NAV
Dividend Yield[3]	3.76%
30-Day Yield[3]	3.59%
Taxable-Equivalent Yield[5]	4.99%

I Shares	NAV
Dividend Yield[3]	4.50%
SEC 30-Day Yield[3]	4.29%
Taxable-Equivalent Yield[5]	5.96%

Average Annual Total Returns as of 6/30/08

A Shares	NAV	Offer
1-Year	0.19%	-4.04%
5-Year	2.87%	1.99%
10-Year	3.61%	3.16%
B Shares	w/o CDSC	w/CDSC
1-Year	-0.59%	-4.43%
5-Year	2.08%	1.91%
10-Year	2.98%	2.98%
C Shares	NAV
1-Year	-0.36%
5-Year	2.28%
10-Year	3.04%
I Shares	NAV
1-Year	0.47%
5-Year	3.07%
10-Year	3.82%

Portfolio Statistics
Net Assets ($000)	$250,559
Average Effective Maturity on Securities (Years)	17.18
Average Duration	6.57

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.83%	0.82%	5/31/07
Class B	1.57%	1.57%	5/31/07
Class C	1.38%	1.37%	5/31/07
Class I	0.63%	0.62%	5/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008 Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008 the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid June 2, 2008. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2008.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Annual Report    Page 11

Fund Spotlight as of 5/31/08 Nuveen Florida Preference Municipal Bond Fund

Bond Credit Quality1,2

Industries2

Tax Obligation/Limited	31.1%
Health Care	16.2%
Utilities	9.9%
Transportation	8.7%
U.S. Guaranteed	7.0%
Long-Term Care	6.2%
Water and Sewer	4.6%
Tax Obligation/General	3.2%
Other	13.1%

1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments, excluding derivative transactions, as of May 31, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/08)	$1,000.20	$995.30	$997.40	$1,000.10	$1,020.85	$1,017.10	$1,018.10	$1,021.85
Expenses Incurred During Period	$4.15	$7.88	$6.89	$3.15	$4.19	$7.97	$6.96	$3.18

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.58%, 1.38% and ..63% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report    Page 12

Fund Spotlight as of 5/31/08 Nuveen Maryland Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	NMDAX	NBMDX	NMDCX	NMMDX
NAV	$10.27	$10.28	$10.25	$10.29
Latest Monthly Dividend[2]	$0.0335	$0.0275	$0.0290	$0.0355
Inception Date	9/07/94	3/06/97	9/16/94	2/28/92

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 5/31/08
A Shares	NAV	Offer
1-Year	1.84%	-2.44%
5-Year	3.04%	2.17%
10-Year	4.23%	3.79%
B Shares	w/o CDSC	w/CDSC
1-Year	0.98%	-2.94%
5-Year	2.28%	2.10%
10-Year	3.62%	3.62%
C Shares	NAV
1-Year	1.31%
5-Year	2.50%
10-Year	3.67%
I Shares	NAV
1-Year	2.07%
5-Year	3.27%
10-Year	4.44%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	3.91%	3.75%
30-Day Yield[3]	3.41%	—
SEC 30-Day Yield[3,4]	—	3.26%
Taxable-Equivalent Yield[4,5]	4.99%	4.77%
B Shares	NAV
Dividend Yield[3]	3.21%
30-Day Yield[3]	2.66%
Taxable-Equivalent Yield[5]	3.89%
C Shares	NAV
Dividend Yield[3]	3.40%
30-Day Yield[3]	2.86%
Taxable-Equivalent Yield[5]	4.18%
I Shares	NAV
Dividend Yield[3]	4.14%
SEC 30-Day Yield[3]	3.61%
Taxable-Equivalent Yield[5]	5.28%

Average Annual Total Returns as of 6/30/08
A Shares	NAV	Offer
1-Year	1.43%	-2.79%
5-Year	2.94%	2.06%
10-Year	4.07%	3.63%
B Shares	w/o CDSC	w/CDSC
1-Year	0.68%	-3.23%
5-Year	2.18%	2.01%
10-Year	3.46%	3.46%
C Shares	NAV
1-Year	0.91%
5-Year	2.40%
10-Year	3.52%
I Shares	NAV
1-Year	1.67%
5-Year	3.15%
10-Year	4.30%

Portfolio Statistics
Net Assets ($000)	$157,611
Average Effective Maturity on Securities (Years)	15.42
Average Duration	6.84

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.07%	1.05%	5/31/07
Class B	1.82%	1.80%	5/31/07
Class C	1.62%	1.60%	5/31/07
Class I	0.87%	0.85%	5/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008 Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008 the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid June 2, 2008. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2008.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.6%.

Annual Report    Page 13

Fund Spotlight as of 5/31/08 Nuveen Maryland Municipal Bond Fund

Bond Credit Quality1,2

Industries[2]
Tax Obligation/General	24.7%
Health Care	16.9%
U.S. Guaranteed	14.4%
Tax Obligation/Limited	11.5%
Education and Civic Organizations	9.1%
Housing/Single Family	4.9%
Housing/Multifamily	4.7%
Other	13.8%

1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments as of May 31, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/08)	$1,005.10	$1,001.40	$1,003.50	$1,007.30	$1,020.45	$1,016.70	$1,017.70	$1,021.45
Expenses Incurred During Period	$4.56	$8.31	$7.31	$3.56	$4.60	$8.37	$7.36	$3.59

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .91%, 1.66%, 1.46% and ..71% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report    Page 14

Fund Spotlight as of 5/31/08 Nuveen Pennsylvania Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	FPNTX	FPMMX	FPMBX	NBPAX
NAV	$10.23	$10.24	$10.19	$10.20
Latest Monthly Dividend[2]	$0.0335	$0.0270	$0.0290	$0.0355
Inception Date	10/29/86	2/03/97	2/02/94	2/03/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 5/31/08
A Shares	NAV	Offer
1-Year	2.39%	-1.95%
5-Year	3.44%	2.57%
10-Year	4.30%	3.85%
B Shares	w/o CDSC	w/CDSC
1-Year	1.72%	-2.23%
5-Year	2.69%	2.51%
10-Year	3.68%	3.68%
C Shares	NAV
1-Year	1.86%
5-Year	2.90%
10-Year	3.73%
I Shares	NAV
1-Year	2.64%
5-Year	3.67%
10-Year	4.51%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	3.93%	3.76%
30-Day Yield[3]	3.72%	—
SEC 30-Day Yield[3,4]	—	3.56%
Taxable-Equivalent Yield[4,5]	5.33%	4.94%
B Shares	NAV
Dividend Yield[3]	3.16%
SEC 30-Day Yield[3]	2.98%
Taxable-Equivalent Yield[5]	4.27%
C Shares	NAV
Dividend Yield[3]	3.42%
30-Day Yield[3]	3.17%
Taxable-Equivalent Yield[5]	4.54%
I Shares	NAV
Dividend Yield[3]	4.18%
SEC 30-Day Yield[3]	3.92%
Taxable-Equivalent Yield[5]	5.62%

Average Annual Total Returns as of 6/30/08
A Shares	NAV	Offer
1-Year	1.88%	-2.39%
5-Year	3.32%	2.44%
10-Year	4.13%	3.68%
B Shares	w/o CDSC	w/CDSC
1-Year	1.10%	-2.81%
5-Year	2.55%	2.37%
10-Year	3.50%	3.50%
C Shares	NAV
1-Year	1.35%
5-Year	2.76%
10-Year	3.56%
I Shares	NAV
1-Year	2.12%
5-Year	3.53%
10-Year	4.33%

Portfolio Statistics
Net Assets ($000)	$238,144
Average Effective Maturity on Securities (Years)	16.51
Average Duration	6.33

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.86%	0.84%	5/31/07
Class B	1.61%	1.59%	5/31/07
Class C	1.41%	1.39%	5/31/07
Class I	0.66%	0.64%	5/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008 Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008 the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid June 2, 2008. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2008.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 30.2%.

Annual Report    Page 15

Fund Spotlight as of 5/31/08 Nuveen Pennsylvania Municipal Bond Fund

Bond Credit Quality1,2

Industries[2]
Tax Obligation/General	21.3%
Education and Civic Organizations	13.9%
U.S. Guaranteed	12.8%
Health Care	12.2%
Transportation	9.6%
Tax Obligation/Limited	7.4%
Water and Sewer	5.8%
Housing/Multifamily	4.2%
Other	12.8%

1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments as of May 31, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/08)	$1,005.20	$1,002.30	$1,002.50	$1,006.40	$1,020.90	$1,017.15	$1,018.15	$1,021.90
Expenses Incurred During Period	$4.11	$7.86	$6.86	$3.11	$4.14	$7.92	$6.91	$3.13

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .82%, 1.57%, 1.37% and ..62% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report    Page 16

Fund Spotlight as of 5/31/08 Nuveen Virginia Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	FVATX	NFVBX	FVACX	NMVAX
NAV	$10.61	$10.58	$10.60	$10.57
Latest Monthly Dividend[2]	$0.0350	$0.0285	$0.0300	$0.0370
Latest Capital Gain and Ordinary Income Distribution[3]	$0.0203	$0.0203	$0.0203	$0.0203
Inception Date	3/27/86	2/03/97	10/04/93	2/03/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 5/31/08
A Shares	NAV	Offer
1-Year	2.24%	-2.02%
5-Year	3.60%	2.72%
10-Year	4.39%	3.94%
B Shares	w/o CDSC	w/CDSC
1-Year	1.50%	-2.43%
5-Year	2.85%	2.68%
10-Year	3.77%	3.77%
C Shares	NAV
1-Year	1.67%
5-Year	3.05%
10-Year	3.82%
I Shares	NAV
1-Year	2.48%
5-Year	3.80%
10-Year	4.59%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[4]	3.96%	3.79%
30-Day Yield[4]	3.73%	—
SEC 30-Day Yield[4,5]	—	3.57%
Taxable-Equivalent Yield[5,6]	5.18%	5.26%
B Shares	NAV
Dividend Yield[4]	3.23%
30-Day Yield[4]	2.97%
Taxable-Equivalent Yield[6]	4.13%
C Shares	NAV
Dividend Yield[4]	3.40%
30-Day Yield[4]	3.17%
Taxable-Equivalent Yield[6]	4.40%
I Shares	NAV
Dividend Yield[4]	4.20%
SEC 30-Day Yield[4]	3.93%
Taxable-Equivalent Yield[6]	5.46%

Average Annual Total Returns as of 6/30/08
A Shares	NAV	Offer
1-Year	1.27%	2.99%
5-Year	3.36%	2.48%
10-Year	4.17%	3.72%
B Shares	w/o CDSC	w/CDSC
1-Year	0.53%	-3.36%
5-Year	2.61%	2.44%
10-Year	3.55%	3.55%
C Shares	NAV
1-Year	0.70%
5-Year	2.82%
10-Year	3.61%
I Shares	NAV
1-Year	1.50%
5-Year	3.56%
10-Year	4.38%

Portfolio Statistics
Net Assets ($000)	$382,009
Average Effective Maturity on Securities (Years)	17.06
Average Duration	6.77

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.94%	0.93%	5/31/07
Class B	1.70%	1.68%	5/31/07
Class C	1.49%	1.48%	5/31/07
Class I	0.74%	0.73%	5/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008 Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008 the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid June 2, 2008. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2008.

3	Paid December 5, 2007. Capital gains and/or ordinary income are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.1%.

Annual Report    Page 17

Fund Spotlight as of 5/31/08 Nuveen Virginia Municipal Bond Fund

Bond Credit Quality1,2

Industries[2]
Tax Obligation/Limited	22.9%
U.S. Guaranteed	15.5%
Health Care	10.9%
Tax Obligation/General	10.6%
Transportation	9.6%
Water and Sewer	6.3%
Long-Term Care	6.1%
Housing/Single Family	5.6%
Other	12.5%

1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments as of May 31, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/08)	$1,006.80	$1,003.10	$1,003.90	$1,008.00	$1,020.80	$1,017.05	$1,018.05	$1,021.80
Expenses Incurred During Period	$4.21	$7.96	$6.96	$3.21	$4.24	$8.02	$7.01	$3.23

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.59%, 1.39% and ..64% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report    Page 18

Portfolio of Investments

Nuveen Florida Preference Municipal Bond Fund

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 0.9%

$1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37	12/17 at 100.00	N/R	$973,780

1,370	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 5.250%, 10/01/27	10/17 at 100.00	BBB	1,285,553
2,370	Total Consumer Discretionary			2,259,333
	Consumer Staples – 2.2%

1,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/47	6/17 at 100.00	BBB	858,440

5,055	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BBB	3,009,595

2,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	BBB	1,552,340
8,055	Total Consumer Staples			5,420,375
	Education and Civic Organizations – 2.9%

2,515	University of Central Florida, Certificates of Participation, Athletic Association, Series 2004A, 5.125%, 10/01/23 – FGIC Insured	10/14 at 100.00	Baa3	2,548,751

4,750	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Series 2005, 5.000%, 10/15/25 – RAAI Insured	10/15 at 100.00	AA	4,673,905
7,265	Total Education and Civic Organizations			7,222,656
	Energy – 1.1%

3,000	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB+	2,835,780
	Health Care – 16.1%

	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2005:
1,000	5.000%, 4/01/34	4/16 at 100.00	A2	949,890
3,000	5.000%, 4/01/36	4/16 at 100.00	A2	2,840,370

1,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	1,041,180

3,500	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	BBB+	3,404,695

1,000	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, H. Lee Moffitt Cancer Center and Research Institute, Series 2007A, 5.250%, 7/01/37	7/17 at 100.00	A–	970,930

	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2003B:
5,000	5.250%, 10/01/28	10/13 at 100.00	A3	5,013,450
2,580	5.250%, 10/01/34	10/13 at 100.00	A3	2,522,208

1,000	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	AAA	1,027,850

2,000	Jacksonville Economic Development Commission, Florida, Healthcare Facilities Revenue Bonds, Mayo Clinic, Series 2001A, 5.500%, 11/15/36	11/11 at 101.00	AA	2,032,060

1,750	Lakeland, Florida, Hospital System Revenue Refunding Bonds, Lakeland Regional Medical Center, Series 1996A, 5.250%, 11/15/25 – MBIA Insured	11/08 at 100.00	AAA	1,760,255

1,635	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/17	7/13 at 100.00	BBB+	1,644,401

5,000	Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional Medical Center, Series 2007, 5.000%, 10/01/34	10/17 at 100.00	A2	4,760,750

	Orange County Health Facilities Authority, Florida, Revenue Bonds, Nemours Foundation, Series 2005:
295	5.000%, 1/01/21	No Opt. Call	AAA	322,907
275	5.000%, 1/01/22	1/15 at 100.00	AAA	301,015

Portfolio of Investments

Nuveen Florida Preference Municipal Bond Fund (continued)

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$7,000	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001, 5.625%, 12/01/31	12/11 at 101.00	BBB+	$6,800,220

2,095	Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial Healthcare Inc., Series 2000, 6.375%, 12/01/30	12/10 at 100.00	Baa2	2,123,178

3,000	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33	7/17 at 100.00	BBB+	2,706,600
41,130	Total Health Care			40,221,959
	Housing/Multifamily – 3.0%

3,500	Florida Housing Finance Agency, FNMA Collateralized Housing Revenue Bonds, Villas of Capri, Series 1996H, 6.100%, 4/01/17 (Alternative Minimum Tax)	10/08 at 100.00	AAA	3,510,430

50	Florida Housing Finance Agency, General Mortgage Revenue Refunding Bonds, Series 1992A, 6.400%, 6/01/24	6/08 at 100.00	AA	51,432

1,115	Florida Housing Finance Agency, Housing Revenue Bonds, Brittany of Rosemont Apartments Phase II, Series 1995C-1, 6.875%, 8/01/26 – AMBAC Insured (Alternative Minimum Tax)	8/08 at 100.00	AAA	1,116,070

1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Leigh Meadows Apartments, Series 1996N, 6.300%, 9/01/36 – AMBAC Insured (Alternative Minimum Tax)	9/08 at 100.00	AAA	1,001,380

1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Stoddert Arms Apartments, Series 1996O, 6.300%, 9/01/36 – AMBAC Insured (Alternative Minimum Tax)	9/08 at 100.00	AAA	1,001,740

740	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Affordable Housing Guarantee Program, Windsor Park Apartments, Series 1998A, 5.900%, 6/01/38 (Alternative Minimum Tax)	6/08 at 102.00	N/R	716,771
7,405	Total Housing/Multifamily			7,397,823
	Housing/Single Family – 0.3%

70	Leon County Housing Finance Authority, Florida, Single Family Mortgage Revenue Bonds, Multi-County Program, Series 1995B, 7.300%, 1/01/28 (Alternative Minimum Tax)	No Opt. Call	AA–	72,832

955	Orange County Housing Finance Authority, Florida, Homeowner Revenue Bonds, Series 1999A-2, 0.000%, 3/01/31	9/08 at 27.73	Aaa	253,228

440	Orange County Housing Finance Authority, Florida, Homeowner Revenue Bonds, Series 2002A, 5.550%, 9/01/33 (Alternative Minimum Tax)	3/11 at 101.00	Aaa	444,123
1,465	Total Housing/Single Family			770,183
	Industrials – 0.4%

1,000	Louisiana Local Government Envirnomental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BB+	1,005,180
	Long-Term Care – 6.2%

10,000	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 1999, 6.000%, 10/01/29 – ACA Insured	10/09 at 101.00	N/R	9,816,297

3,000	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A, 5.250%, 12/01/34	12/17 at 100.00	BBB	2,562,450

401	Sarasota County Health Facility Authority, Florida, Health Facilities Revenue Bonds, Sunnyside Properties, Series 1995, 6.000%, 5/15/10	11/08 at 100.00	N/R	401,076

	St. John’s County Industrial Development Authority, Florida, First Mortgage Revenue Bonds, Presbyterian Retirement Communities, Series 2004A:
1,130	5.850%, 8/01/24	8/14 at 101.00	N/R	1,164,533
1,565	5.625%, 8/01/34	8/14 at 101.00	N/R	1,528,223
16,096	Total Long-Term Care			15,472,579
	Materials – 2.2%

4,600	Hillsborough County Industrial Development Authority, Florida, Exempt Facilities Remarketed Revenue Bonds, National Gypsum Company, Apollo Beach Project, Series 2000B, 7.125%, 4/01/30 (Alternative Minimum Tax)	4/10 at 101.00	N/R	4,485,230

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Materials (continued)

$1,140	Nassau County, Florida, Pollution Control Revenue Refunding Bonds, ITT Rayonier Inc., Series 1993, 6.200%, 7/01/15	7/08 at 100.00	BBB	$1,141,015
5,740	Total Materials			5,626,245
	Tax Obligation/General – 3.2%

2,165	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14	No Opt. Call	AAA	2,531,643

5,180	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2002B, 5.000%, 6/01/21 – MBIA Insured	6/12 at 101.00	AAA	5,397,249
7,345	Total Tax Obligation/General			7,928,892
	Tax Obligation/Limited – 30.7%

2,000	Aberdeen Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.500%, 5/01/36	5/14 at 100.00	N/R	1,554,840

500	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B, 5.400%, 1/01/20	7/15 at 100.00	N/R	480,215

580	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	N/R	525,428

3,330	Broward County School Board, Florida, Certificates of Participation, Series 2004C, 5.250%, 7/01/19 – FSA Insured	7/14 at 100.00	AAA	3,530,633

1,130	Century Gardens Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007, 5.050%, 5/01/37	5/17 at 100.00	N/R	807,238

5,000	Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue Bonds, Series 2007, 5.000%, 12/01/36 – AMBAC Insured	12/16 at 100.00	AAA	5,121,750

2,500	Escambia County School Board, Florida, Certificates of Participation, Series 2004, 5.000%, 2/01/22 – MBIA Insured	2/15 at 100.00	AAA	2,553,850

2,500	Flagler County School Board, Florida, Certificates of Participation, Master Lease Revenue Program, Series 2005A, 5.000%, 8/01/30 – FSA Insured	8/15 at 100.00	AAA	2,522,325

2,145	Florida State Department of Management Services, Certificates of Participation, Series 2006A, 5.000%, 8/01/23 – MBIA Insured	8/15 at 101.00	AAA	2,210,122

5,000	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	Baa3	6,152,050

2,595	Indian River County School Board, Florida, Certificates of Participation, Series 2005, 5.000%, 7/01/22 – MBIA Insured	7/15 at 100.00	AAA	2,674,459

4,120	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Series 2003, 5.250%, 10/01/20 – MBIA Insured	10/13 at 100.00	AAA	4,380,302

3,040	Kalkaska County Hospital Authority, Michigan, Hospital Revenue Bonds, Series 2007, 5.375%, 5/01/17	No Opt. Call	N/R	3,001,757

	Lake County School District, Florida, Sales Tax Revenue Bonds, Series 2004:
975	5.000%, 10/01/15 – AMBAC Insured	10/14 at 100.00	AAA	1,042,724
1,710	5.000%, 10/01/16 – AMBAC Insured	10/14 at 100.00	AAA	1,815,798
1,860	5.000%, 10/01/17 – AMBAC Insured	10/14 at 100.00	AAA	1,987,782

1,000	Lee County, Florida, Local Option Gas Tax Revenue Bonds, Series 2004, 5.000%, 10/01/20 – FGIC Insured	10/14 at 100.00	A3	1,048,580

2,015	Manatee County, Florida, Revenue Bonds, Series 2004, 5.000%, 10/01/21 – FGIC Insured	10/14 at 100.00	AA–	2,107,166

3,760	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, BAC Funding Corporation, Series 2000A, 5.375%, 10/01/30 – AMBAC Insured	10/10 at 102.00	AAA	3,849,375

	Miami-Dade County, Florida, Beacon Tradeport Community Development District, Special Assessment Bonds, Commercial Project, Series 2002A:
1,975	5.500%, 5/01/22 – RAAI Insured	5/12 at 102.00	AA	2,017,877
850	5.625%, 5/01/32 – RAAI Insured	5/12 at 102.00	AA	856,120

5,550	Okaloosa County, Florida, Fourth Cent Tourist Development Tax Revenue Bonds, Series 2000, 5.625%, 10/01/30 – AMBAC Insured	10/10 at 101.00	AAA	5,823,615

1,970	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	1,635,908

Portfolio of Investments

Nuveen Florida Preference Municipal Bond Fund (continued)

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$4,000	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A, 5.125%, 1/01/23 – FGIC Insured	1/13 at 100.00	AA		$4,162,880

1,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – MBIA Insured	7/17 at 100.00	AAA		1,011,610

990	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004, 6.250%, 5/01/36	5/12 at 101.00	N/R		787,901

900	Sampson Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.000%, 5/01/31 – RAAI Insured	5/16 at 100.00	AA		864,378

1,000	School Board of Duval County, Florida, Certificates of Participation, Master Lease Program, Series 2008, 5.000%, 7/01/33 – FSA Insured	7/17 at 100.00	Aaa		1,007,220

2,050	St. John’s County, Florida, Sales Tax Revenue Bonds, Series 2004A, 5.000%, 10/01/25 – AMBAC Insured	10/14 at 100.00	AAA		2,106,970

1,000	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38	5/18 at 100.00	N/R		913,720

1,000	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.650%, 5/01/40	5/18 at 100.00	N/R		978,560

1,000	University Square Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A-1, 5.875%, 5/01/38	5/17 at 100.00	N/R		887,510

	Volusia County, Florida, Tax Revenue Bonds, Tourist Development, Series 2004:
2,925	5.000%, 12/01/25 – FSA Insured	12/14 at 100.00	Aaa		3,030,008
3,065	5.000%, 12/01/26 – FSA Insured	12/14 at 100.00	Aaa		3,164,521

500	Waters Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/36	5/15 at 101.00	N/R		392,030
75,535	Total Tax Obligation/Limited				77,007,222
	Transportation – 8.6%

6,000	Broward County, Florida, Airport System Revenue Bonds, Series 2001-J1, 5.250%, 10/01/26 – AMBAC Insured (Alternative Minimum Tax)	10/11 at 101.00	AAA		6,015,660

3,220	Broward County, Florida, Airport System Revenue Bonds, Series 2004L, 5.000%, 10/01/22 – AMBAC Insured	10/14 at 100.00	AAA		3,298,793

2,000	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000, 0.000%, 1/01/21 – AMBAC Insured	No Opt. Call	AAA		821,580

7,165	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2004B, 5.000%, 7/01/21 – FGIC Insured	7/14 at 100.00	A		7,426,952

4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002, 5.750%, 10/01/20 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2		4,056,520
22,385	Total Transportation				21,619,505
	U.S. Guaranteed – 6.9% (4)

335	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14 (ETM)	No Opt. Call	AAA		436,207

	Florida, Full Faith and Credit General Obligation Bonds, Broward County Expressway Authority, Series 1984:
2,215	9.875%, 7/01/09 (ETM)	No Opt. Call	AAA		2,316,956
1,000	10.000%, 7/01/14 (ETM)	No Opt. Call	AAA		1,253,720

	North Broward Hospital District, Florida, Revenue and Improvement Bonds, Series 2001:
4,545	6.000%, 1/15/31 (Pre-refunded 1/15/11)	1/11 at 101.00	A	(4)	4,967,730
455	6.000%, 1/15/31 (Pre-refunded 1/15/11)	1/11 at 101.00	A	(4)	497,684

1,750	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 9B, Series 1999, 6.000%, 8/01/29 (Pre-refunded 8/01/09)	8/09 at 101.00	N/R	(4)	1,844,500

3,250	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2002, 6.250%, 11/15/24 (Pre-refunded 11/15/12)	11/12 at 100.00	A2	(4)	3,668,828

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

	Orange County Health Facilities Authority, Florida, Revenue Bonds, Nemours Foundation, Series 2005:
$1,010	5.000%, 1/01/21 (Pre-refunded 1/01/15)	1/15 at 100.00	AAA		$1,111,808
935	5.000%, 1/01/22 (Pre-refunded 1/01/15)	1/15 at 100.00	AAA		1,029,248

145	Orange County, Florida, Sales Tax Revenue Bonds, Series 1989, 6.125%, 1/01/19 – FGIC Insured (ETM)	7/08 at 100.00	AA	(4)	171,622
15,640	Total U.S. Guaranteed				17,298,303
	Utilities – 9.7%

4,350	Hillsborough County Industrial Development Authority, Florida, Pollution Control Revenue Bonds, Tampa Electric Company Project, Series 2002, 5.100%, 10/01/13	10/12 at 100.00	Baa2		4,417,077

4,020	JEA St. John’s River Power Park System, Florida, Revenue Refunding Bonds, Issue 2, Series 2002-17, 5.000%, 10/01/18	10/11 at 100.00	Aa2		4,193,302

1,110	JEA, Florida, Electric System Revenue Bonds, Series 2006-3A, 5.000%, 10/01/41 – FSA Insured	4/15 at 100.00	AAA		1,127,716

1,670	Leesburg, Florida, Electric System Revenue Bonds, Series 2004, 5.000%, 10/01/22 – FGIC Insured	10/14 at 100.00	A2		1,725,711

2,305	Leesburg, Florida, Utilities Revenue Bonds, Series 2004, 5.000%, 10/01/22 – FGIC Insured	10/14 at 100.00	A2		2,381,895

8,000	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Series 2002B, 0.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA		6,006,560

650	Reedy Creek Improvement District, Florida, Utility Revenue Bonds, Series 2005-1, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	AAA		663,962

1,000	Tallahassee, Florida, Consolidated Utility System Revenue Bonds, Series 2005, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	AAA		1,035,940

2,820	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/29 – MBIA Insured	10/15 at 100.00	AAA		2,885,875
25,925	Total Utilities				24,438,038
	Water and Sewer – 4.5%

2,540	Harpeth Valley Utility District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Utility Improvements, Series 2007, 5.250%, 9/01/37 – FGIC Insured	9/17 at 100.00	Aa3		2,569,489

	Manatee County, Florida, Public Utilities Revenue Refunding and Improvement Bonds, Series 1991C:
1,850	0.000%, 10/01/08 – MBIA Insured	No Opt. Call	AAA		1,836,181
2,800	0.000%, 10/01/09 – MBIA Insured	No Opt. Call	AAA		2,707,516

2,700	Palm Coast, Florida, Water Utility System Revenue Bonds, Series 2003, 5.000%, 10/01/33 – MBIA Insured	10/13 at 100.00	AAA		2,724,975

1,395	Sarasota County, Florida, Utility System Revenue Bonds, Series 2005A, 5.000%, 10/01/12 – FGIC Insured	No Opt. Call	AA–		1,491,771
11,285	Total Water and Sewer				11,329,932
$251,641	Total Investments (cost $247,288,471) – 98.9%				247,854,005

	Other Assets Less Liabilities – 1.1%				2,705,057

	Net Assets – 100%				$250,559,062

Portfolio of Investments

Nuveen Florida Preference Municipal Bond Fund (continued)

May 31, 2008

Forward Swaps outstanding at May 31, 2008:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (5)	Termination Date	Unrealized Appreciation (Depreciation)
Royal Bank of Canada	$2,000,000	Pay	SIFM	4.335%	Quarterly	8/06/08	8/06/37	$127,007

SIFM – The daily arithmetic average of the weekly Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA).

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.
(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen Maryland Municipal Bond Fund

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 2.4%

$4,030	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/39 – XLCA Insured	9/16 at 100.00	A–	$3,801,658
	Consumer Staples – 1.0%

1,440	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	1,372,522

125	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	5/11 at 100.00	Baa3	108,991
1,565	Total Consumer Staples			1,481,513
	Education and Civic Organizations – 8.7%

625	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s College, Series 2006, 5.625%, 9/01/38	9/16 at 100.00	BBB–	607,688

645	Hartford County, Maryland, Economic Development Revenue Bonds, Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34	4/14 at 100.00	A+	655,314

	Maryland Economic Development Corporation, Utility Infrastructure Revenue Bonds, University of Maryland – College Park, Series 2001:
980	5.375%, 7/01/15 – AMBAC Insured	7/11 at 100.00	AAA	1,031,078
725	5.375%, 7/01/16 – AMBAC Insured	7/11 at 100.00	AAA	762,787

500	Maryland Health and Higher Educational Facilities Authority, Educational Facilities Leasehold Mortgage Revenue Bonds, McLean School, Series 2001, 6.000%, 7/01/31	7/08 at 102.00	BBB–	501,860

	Maryland Health and Higher Educational Facilities Authority, Mortgage Revenue Bonds, Green Acres School, Series 1998:
665	5.300%, 7/01/18	7/08 at 100.00	BBB–	665,040
1,000	5.300%, 7/01/28	7/08 at 100.00	BBB–	949,600

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Bullis School, Series 2000:
250	5.250%, 7/01/25 – FSA Insured	1/11 at 101.00	AAA	260,480
500	5.250%, 7/01/30 – FSA Insured	1/11 at 101.00	AAA	518,320

625	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34	7/14 at 100.00	A–	625,781

870	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	Baa1	808,213

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Refunding Bonds, Johns Hopkins University, Series 1998, 5.125%, 7/01/20	7/08 at 102.00	AA	1,021,530

815	Montgomery County Revenue Authority, Maryland, Lease Revenue Bonds, Montgomery College Arts Center Project, Series 2005A, 5.000%, 5/01/20	5/15 at 100.00	A1	855,122

550	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Series 2003A, 5.000%, 7/01/20 – FGIC Insured	7/13 at 100.00	A+	568,799

1,500	Morgan State University, Maryland, Student Tuition and Fee Revenue Refunding Bonds, Academic Fees and Auxiliary Facilities, Series 1993, 6.100%, 7/01/20 – MBIA Insured	No Opt. Call	AAA	1,723,905

1,100	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2006A, 5.000%, 10/01/22	10/16 at 100.00	AA	1,175,658

1,250	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006, 4.500%, 11/01/36	11/16 at 100.00	BBB+	1,047,750
13,600	Total Education and Civic Organizations			13,778,925
	Energy – 0.2%

400	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	BBB	345,884
	Health Care – 16.2%

1,100	Charlotte County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Halifax Regional Hospital Incorporated, Series 2007, 5.000%, 9/01/27	9/17 at 100.00	A–	1,097,888

Portfolio of Investments

Nuveen Maryland Municipal Bond Fund (continued)

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$675	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	$665,942

820	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert Memorial Hospital, Series 2004, 5.500%, 7/01/36	7/14 at 100.00	A2	832,013

1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll County General Hospital, Series 2002, 5.800%, 7/01/32	7/12 at 100.00	Baa1	1,516,185

725	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2006, 5.000%, 7/01/40	7/16 at 100.00	Baa1	661,490

965	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Civista Medical Center, Series 2005, 5.000%, 7/01/37 – RAAI Insured	7/14 at 100.00	AA	918,149

950	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Doctors Community Hospital, Series 2007A, 5.000%, 7/01/29	7/17 at 100.00	Baa2	892,231

800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital, Series 2002, 5.125%, 7/01/35	7/12 at 100.00	Baa1	768,840

750	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Greater Baltimore Medical Center, Series 2001, 5.000%, 7/01/34 – MBIA Insured	7/11 at 100.00	A+	733,920

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kaiser Permanente System, Series 1998A, 5.375%, 7/01/15	6/09 at 101.00	A+	2,043,700

1,785	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kennedy Krieger Institute, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Baa3	1,714,564

765	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%, 7/01/28 – AGC Insured	7/17 at 100.00	AAA	793,818

850	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A–	865,173

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center Project, Series 2007A:
635	5.000%, 7/01/37	7/17 at 100.00	BBB	563,175
440	5.500%, 7/01/42	7/17 at 100.00	BBB	418,145

1,050	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	1,035,909

800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2002, 5.625%, 7/01/32	7/12 at 100.00	A3	811,304

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2005:
1,405	5.000%, 7/01/35	7/15 at 100.00	A3	1,355,446
900	5.000%, 7/01/40	7/15 at 100.00	A3	859,194

645	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 1991B, 7.000%, 7/01/22 – FGIC Insured	No Opt. Call	A3	814,958

500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2004B, 5.000%, 7/01/24 – AMBAC Insured	7/13 at 100.00	AAA	508,050

2,385	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008, 5.750%, 1/01/38	1/18 at 100.00	BBB–	2,322,058

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 5.000%, 7/01/34 – MBIA Insured	7/16 at 100.00	AAA	2,025,120

350	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994, 5.375%, 7/01/14	7/08 at 100.00	B3	310,209

1,000	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 1995A, 6.250%, 7/01/16 – MBIA Insured	7/08 at 100.00	AAA	1,002,820
25,795	Total Health Care			25,530,301

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 4.5%

$750	Baltimore County, Maryland, GNMA Collateralized Revenue Refunding Bonds, Cross Creek Apartments, Series 1998A, 5.250%, 10/20/33	10/08 at 102.00	AAA	$753,795

500	Maryland Community Development Administration, Housing Revenue Bonds, Series 1999A, 5.350%, 7/01/41 (Alternative Minimum Tax)	1/09 at 101.00	Aa2	486,005

1,000	Maryland Community Development Administration, Housing Revenue Bonds, Series 1999B, 6.250%, 7/01/32 (Alternative Minimum Tax)	1/10 at 100.00	Aa2	1,013,300

1,000	Maryland Community Development Administration, Multifamily Development Revenue Bonds, Auburn Manor, Series 1998A, 5.300%, 10/01/28 (Alternative Minimum Tax)	10/08 at 101.50	Aaa	998,690

100	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A, 5.625%, 10/01/23	10/13 at 100.00	B2	90,006

600	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt University Village, Series 2001, 5.875%, 7/01/21 – ACA Insured	7/11 at 101.00	N/R	588,174

570	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/33 – CIFG Insured	6/16 at 100.00	A+	520,706

1,420	Montgomery County Housing Opportunities Commission, Maryland, FNMA/FHA-Insured Multifamily Housing Development Bonds, Series 1998A, 5.250%, 7/01/29 (Alternative Minimum Tax)	7/08 at 101.00	Aaa	1,407,419

200	Montgomery County Housing Opportunities Commission, Maryland, GNMA/FHA-Insured Multifamily Housing Revenue Bonds, Series 1995A, 6.000%, 7/01/20	7/08 at 100.00	Aa2	200,218

1,000	Prince George’s County Housing Authority, Maryland, GNMA Collateralized Mortgage Revenue Bonds, University Landing Apartments, Series 1999, 6.100%, 3/20/41 (Alternative Minimum Tax)	9/09 at 102.00	AAA	1,016,910
7,140	Total Housing/Multifamily			7,075,223
	Housing/Single Family – 4.7%

1,195	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006F, 4.900%, 9/01/26 (Alternative Minimum Tax)	9/15 at 100.00	Aa2	1,146,172

1,500	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006I, 4.875%, 9/01/26 (Alternative Minimum Tax)	3/16 at 100.00	Aa2	1,434,345

980	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006L, 4.900%, 9/01/31 (Alternative Minimum Tax)	9/16 at 100.00	Aa2	921,641

920	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006P, 4.700%, 3/01/37 (Alternative Minimum Tax)	3/16 at 100.00	Aa2	819,564

780	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007D, 4.850%, 9/01/37 (Alternative Minimum Tax)	3/17 at 100.00	Aa2	702,429

1,125	Maryland Community Development Administration, Residential Revenue Bonds, Series 2005E, 4.900%, 9/01/36 (Alternative Minimum Tax)	9/14 at 100.00	Aa2	1,040,794

1,200	Maryland Community Development Administration, Residential Revenue Bonds, Series 2006B, 4.750%, 9/01/25 (Alternative Minimum Tax)	9/15 at 100.00	Aa2	1,138,896

245	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	AAA	230,067
7,945	Total Housing/Single Family			7,433,908
	Industrials – 2.9%

4,360	Maryland Economic Development Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002, 4.600%, 4/01/16 (Alternative Minimum Tax)	4/12 at 101.00	BBB	4,113,920

500	Northeast Maryland Waste Disposal Authority, Baltimore, Resource Recovery Revenue Bonds, RESCO Retrofit Project, Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)	1/09 at 101.00	BBB	501,075
4,860	Total Industrials			4,614,995
	Long-Term Care – 3.1%

2,285	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2007A, 5.000%, 1/01/37	1/17 at 100.00	BBB+	2,111,934

Portfolio of Investments

Nuveen Maryland Municipal Bond Fund (continued)

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

	Carroll County, Maryland, Revenue Refunding Bonds, EMA Obligated Group, Series 1999A:
$500	5.500%, 1/01/19 – RAAI Insured	1/09 at 101.00	AA	$507,390
500	5.625%, 1/01/25 – RAAI Insured	1/09 at 101.00	AA	506,845

1,965	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	BBB+	1,713,008
5,250	Total Long-Term Care			4,839,177
	Materials – 1.0%

1,500	Baltimore, Maryland, Port Facilities Revenue Bonds, Consolidation Coal Sales Company, Series 1984B, 6.500%, 10/01/11	10/08 at 100.00	A	1,515,945
	Tax Obligation/General – 23.7%

	Anne Arundel County, Maryland, General Obligation Bonds, Series 2006:
560	5.000%, 3/01/21	3/16 at 100.00	AAA	598,444
435	5.000%, 3/01/21	3/16 at 100.00	AAA	464,863

400	Anne Arundel County, Maryland, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 3/01/17	3/16 at 100.00	AAA	439,956

1,000	Baltimore County, Maryland, Metropolitan District Special Assessment Bonds, 67th Issue, 5.000%, 6/01/25	6/11 at 101.00	AAA	1,033,350

750	Baltimore, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2004A, 5.000%, 10/15/22 – AMBAC Insured	10/14 at 100.00	AAA	789,000

400	Carroll County, Maryland, Consolidated Public Improvement Bonds, Series 2005A, 5.000%, 12/01/16	12/15 at 100.00	AA	441,928

	Charles County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006:
1,100	5.000%, 3/01/14	No Opt. Call	AA	1,207,657
300	5.000%, 3/01/16	No Opt. Call	AA	332,673

860	Frederick County, Maryland, General Obligation Public Facilities Bonds, Series 2006, 5.000%, 11/01/20	No Opt. Call	AA	949,896

	Frederick, Maryland, General Obligation Bonds, Series 2005:
1,500	5.000%, 8/01/16 – MBIA Insured	8/15 at 100.00	AAA	1,645,995
2,000	5.000%, 8/01/17 – MBIA Insured	8/15 at 100.00	AAA	2,155,780

1,525	Howard County, Maryland, Consolidated Public Improvement Bonds, Series 2004B, 5.000%, 8/15/18	2/14 at 100.00	AAA	1,642,349

9,000	Maryland, General Obligation Bonds, State and Local Facilities Loan, First Series 2001, 5.500%, 3/01/15	No Opt. Call	AAA	10,218,418

1,000	Maryland, General Obligation Bonds, State and Local Facilities Loan, Series 2002A, 5.500%, 8/01/15	No Opt. Call	AAA	1,141,100

1,800	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15	No Opt. Call	AAA	1,995,498

1,990	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006, 5.000%, 5/01/16	No Opt. Call	AAA	2,213,756

1,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Refunding Bonds, Series 2001, 5.250%, 10/01/13	10/11 at 101.00	AAA	1,078,380

	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2003A:
1,000	5.000%, 10/01/17	10/13 at 100.00	AAA	1,075,770
2,000	5.000%, 10/01/18	10/13 at 100.00	AAA	2,120,280

2,500	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	Baa3	2,585,473

500	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, Sewerage Disposal Bonds, Series 2005, 5.000%, 6/01/16	6/15 at 100.00	AAA	550,300

	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, Water Supply Bonds, Series 2005:
1,230	5.000%, 6/01/16	6/15 at 100.00	AAA	1,353,738
1,250	5.000%, 6/01/19	6/15 at 100.00	AAA	1,348,888
34,100	Total Tax Obligation/General			37,383,492

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited – 11.0%

$370	Anne Arundel County, Maryland, Tax Increment Financing Revenue Bonds, Parole Town Center Project, Series 2002, 5.000%, 7/01/12	No Opt. Call	N/R		$378,691

1,000	Baltimore, Maryland, Revenue Refunding Bonds, Convention Center, Series 1998, 5.000%, 9/01/19 – MBIA Insured	9/08 at 102.00	AAA		1,023,620

200	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R		176,888

	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A:
310	5.600%, 7/01/20 – RAAI Insured	7/10 at 102.00	AA		320,227
115	5.700%, 7/01/29 – RAAI Insured	7/10 at 102.00	AA		117,860

450	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2004, 5.750%, 7/01/34	7/14 at 102.00	N/R		413,901

1,110	Maryland Community Development Administration, Infrastructure Financing Bonds, Series 2000A, 5.875%, 6/01/30 – MBIA Insured	6/10 at 101.00	Aaa		1,161,682

830	Maryland Department of Transportation, Certificates of Participation, Mass Transit Administration Project, Series 2000, 5.500%, 10/15/18 (Alternative Minimum Tax)	10/10 at 101.00	AA+		863,731

1,750	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16	No Opt. Call	AAA		1,995,543

935	Maryland Economic Development Corporation, Lease Revenue Bonds, Department of Transportation Headquarters Building, Series 2002, 5.375%, 6/01/19	6/12 at 100.50	AA+		1,001,310

	Maryland Economic Development Corporation, Lease Revenue Bonds, Montgomery County Town Square Parking Garage, Series 2002A:
430	5.000%, 9/15/13	9/12 at 100.00	AA+		463,686
650	5.000%, 9/15/16	9/12 at 100.00	AA+		693,823

1,540	Maryland Stadium Authority, Lease Revenue Bonds, Montgomery County Conference Center Facilities, Series 2003, 5.000%, 6/15/22	6/13 at 100.00	AA+		1,609,654

1,470	Montgomery County, Maryland, Lease Revenue Bonds, Metrorail Garage, Series 2002, 5.000%, 6/01/21	6/12 at 100.00	AA		1,542,442

500	Montgomery County, Maryland, Special Obligation Bonds, West Germantown Development District, Senior Series 2002A, 5.375%, 7/01/20 – RAAI Insured	7/12 at 101.00	A		514,895

500	New Baltimore City Board of School Commissioners, Maryland, School System Revenue Bonds, Series 2000, 5.125%, 11/01/15	11/10 at 100.00	AA+		526,185

1,000	Prince George’s County, Maryland, Lease Revenue Bonds, Upper Marlboro Justice Center, Series 2003A, 5.000%, 6/30/14 – MBIA Insured	6/13 at 100.00	AAA		1,080,880

7,030	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/43 – AMBAC Insured	No Opt. Call	AA		975,834

1,000	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – FSA Insured	8/12 at 100.00	AAA		1,051,430

450	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	A+		449,177

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/28 – FGIC Insured	10/16 at 100.00	BBB+		972,560
22,640	Total Tax Obligation/Limited				17,334,019
	Transportation – 0.2%

500	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	6/08 at 100.00	CCC+		322,045
	U.S. Guaranteed – 13.8% (4)

1,250	Baltimore County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2002, 5.000%, 8/01/18 (Pre-refunded 8/01/12)	8/12 at 100.00	AAA		1,318,863

865	Baltimore, Maryland, Revenue Refunding Bonds, Water Projects, Series 1998A, 5.000%, 7/01/28 – FGIC Insured (ETM)	No Opt. Call	AA	(4)	916,450

Portfolio of Investments

Nuveen Maryland Municipal Bond Fund (continued)

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$645	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2006C, 5.000%, 7/01/31 (Pre-refunded 7/01/16) – AMBAC Insured	7/16 at 100.00	AAA		$715,241

	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount St. Mary’s College, Series 2001A:
100	5.750%, 9/01/25 (Pre-refunded 3/01/10)	3/10 at 101.00	BBB–	(4)	106,764
100	5.800%, 9/01/30 (Pre-refunded 3/01/10)	3/10 at 101.00	BBB–	(4)	106,850

1,250	Frederick County, Maryland, General Obligation Public Facilities Bonds, Series 2002, 5.000%, 11/01/21 (Pre-refunded 11/01/12)	11/12 at 101.00	Aaa		1,366,513

	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A:
240	5.600%, 7/01/20 (Pre-refunded 7/01/10) – RAAI Insured	7/10 at 102.00	AA	(4)	260,431
95	5.700%, 7/01/29 (Pre-refunded 7/01/10) – RAAI Insured	7/10 at 102.00	AA	(4)	103,280

1,860	Gaithersburg, Maryland, Nursing Home Revenue Refunding Bonds, Shady Grove Adventist Nursing and Rehabilitation Center, Series 1992, 6.500%, 9/01/12 – FSA Insured (ETM)	No Opt. Call	AAA		2,025,019

1,000	Howard County, Maryland, Consolidated Public Improvement Refunding Bonds, Series 2002A, 5.250%, 8/15/18 (Pre-refunded 2/15/12)	2/12 at 100.00	AAA		1,082,200

1,100	Howard County, Maryland, Consolidated Public Improvement Refunding Bonds, Series 2003A, 5.000%, 8/15/14 (Pre-refunded 8/15/12)	8/12 at 100.00	AAA		1,189,485

	Maryland Economic Development Corporation, Health and Mental Hygiene Providers Revenue Bonds, Series 1996A:
805	7.625%, 4/01/21 (Pre-refunded 4/01/11)	4/11 at 102.00	N/R	(4)	914,086
605	7.625%, 4/01/21 (Pre-refunded 4/01/11)	4/11 at 102.00	N/R	(4)	686,984

	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Collegiate Housing Foundation – College Park, Series 1999A:
1,250	5.750%, 6/01/19 (Pre-refunded 6/01/09)	6/09 at 102.00	Baa2	(4)	1,319,713
250	5.750%, 6/01/24 (Pre-refunded 6/01/09)	6/09 at 102.00	Baa2	(4)	263,943

1,610	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27 – AMBAC Insured (ETM)	No Opt. Call	AAA		1,735,548

525	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2004A, 5.125%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	A	(4)	574,245

625	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2001, 5.500%, 6/01/32 (Pre-refunded 6/01/11)	6/11 at 100.00	Baa1	(4)	672,063

500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2002, 6.000%, 7/01/22 (Pre-refunded 7/01/12)	7/12 at 100.00	A	(4)	554,320

1,500	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 (ETM)	No Opt. Call	AAA		1,717,830

1,175	Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, Series 2000A, 5.500%, 10/01/40	10/10 at 101.00	AAA		1,221,636

400	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20 (Pre-refunded 7/01/10)	7/10 at 100.00	AAA		418,024

750	University of Puerto Rico, University System Revenue Bonds, Series 2000O, 5.750%, 6/01/19 (Pre-refunded 6/01/10) – MBIA Insured	6/10 at 100.00	AAA		801,503

1,500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded 10/01/10)	10/10 at 101.00	BBB+	(4)	1,654,305
20,000	Total U.S. Guaranteed				21,725,296
	Utilities – 0.6%

1,000	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	9/08 at 100.00	N/R		997,650

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer – 1.8%

$855	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2006C, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	AAA	$886,609

1,000	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2007D, 5.000%, 7/01/25 – AMBAC Insured	7/17 at 100.00	AAA	1,049,090

100	Maryland Energy Financing Administration, Solid Waste Disposal Revenue Bonds, Baltimore Wheelabrator Water Projects LLC, Series 1996, 6.450%, 12/01/16 (Alternative Minimum Tax)	6/08 at 101.00	A–	100,886

760	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB–	805,380
2,715	Total Water and Sewer			2,841,965
$153,040	Total Investments (cost $151,218,537) – 95.8%			151,021,996

	Other Assets Less Liabilities – 4.2%			6,588,610

	Net Assets – 100%			$157,610,606

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen Pennsylvania Municipal Bond Fund

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 0.0%

$65	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	$67,833
	Education and Civic Organizations – 13.6%

1,190	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 5.500%, 5/01/15	No Opt. Call	Baa3	1,242,420

	Chester County Health and Education Facilities Authority, Pennsylvania, College Revenue Bonds, Immaculata College, Series 1998:
1,300	5.600%, 10/15/18	10/08 at 102.00	BB+	1,279,343
550	5.625%, 10/15/27	10/08 at 102.00	BB+	506,726

1,445	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BB+	1,402,922

1,815	Delaware County Authority, Pennsylvania, College Revenue Refunding Bonds, Neumann College, Series 1998A, 5.375%, 10/01/26	10/08 at 100.00	BBB	1,796,088

1,645	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2005, 5.000%, 8/01/24 – MBIA Insured	8/15 at 100.00	AAA	1,695,847

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
980	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	AAA	1,012,448
480	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	AAA	494,242

1,000	Delaware County Authority, Pennsylvania, Revenue Refunding Bonds, Villanova University, Series 2003, 5.250%, 8/01/20 – FGIC Insured	8/13 at 100.00	A2	1,038,620

375	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3, 5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	AA	366,289

2,000	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student Cooperative Association Inc./Indiana University of Pennsylvania – Student Union Project, Series 2004, 5.000%, 11/01/24 – AMBAC Insured	11/14 at 100.00	AAA	2,032,840

910	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 4.500%, 4/01/30 – RAAI Insured	4/16 at 100.00	AA	816,416

2,500	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Hill School, Series 2005, 5.000%, 8/15/26 – MBIA Insured	8/15 at 100.00	Aaa	2,591,625

165	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	AA	156,438

715	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	677,670

1,280	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – MBIA Insured	11/17 at 100.00	AAA	1,306,957

1,205	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Gwynedd Mercy College, Series 2007 GG5, 5.000%, 5/01/27 – RAAI Insured	5/17 at 100.00	AA	1,187,564

1,700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – MBIA Insured	4/16 at 100.00	AAA	1,784,473

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania, Series 2005C, 5.000%, 7/15/38	7/15 at 100.00	AA+	1,022,190

1,250	Pennsylvania Higher Educational Facilities Authority, University of the Sciences in Philadelphia Revenue Bonds, Series 2005, 4.750%, 11/01/33 – XLCA Insured	5/15 at 100.00	A–	1,161,138

7,000	Pennsylvania State University, General Obligation Refunding Bonds, Series 2002, 5.250%, 8/15/13	No Opt. Call	AA	7,716,585

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A:
245	5.250%, 1/01/27	1/17 at 100.00	BBB	228,595
440	5.375%, 1/01/32	1/17 at 100.00	BBB	402,662

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$500	Union County, Higher Education Facilities Financing Authority, Pennsylvania, Revenue Bonds, Bucknell University, Series 2002A, 5.250%, 4/01/22	4/13 at 100.00	Aa2	$529,460
31,690	Total Education and Civic Organizations			32,449,558
	Health Care – 9.8%

470	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	4/15 at 100.00	Baa2	414,310

2,500	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 1997B, 5.375%, 5/15/27	11/08 at 101.00	AA–	2,514,450

5,000	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2006, 5.000%, 11/01/35 – CIFG Insured	5/16 at 100.00	A+	4,777,250

2,000	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	A+	1,902,440

750	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24	11/14 at 100.00	A	777,420

2,820	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/37 – AGC Insured	11/17 at 100.00	AAA	2,900,990

840	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	BBB+	763,434

6,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health Services, Series 2005B, 5.000%, 8/15/16 – FGIC Insured	8/15 at 100.00	AA–	6,387,239

	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pottsville Hospital and Warne Clinic, Series 1998:
1,265	5.250%, 7/01/10	No Opt. Call	BB–	1,256,575
50	5.500%, 7/01/18	7/08 at 100.00	BB–	47,312
500	5.625%, 7/01/24	7/08 at 100.00	BB–	459,985

510	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 2.891%, 12/01/31 – AMBAC Insured	12/17 at 100.00	A	392,700

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005:
430	5.000%, 12/01/27 – RAAI Insured	12/15 at 100.00	AA	426,298
300	5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	AA	293,808
23,435	Total Health Care			23,314,211
	Housing/Multifamily – 4.1%

5,740	Delaware County Authority, Pennsylvania, Student Housing Revenue Bonds, Collegiate Housing Foundation – Eastern College, Series 2000A, 8.250%, 7/01/29	7/10 at 102.00	N/R	6,116,945

1,120	Delaware County Industrial Development Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Darby Townhouses Project, Series 2002A, 4.850%, 4/01/12 (Alternative Minimum Tax)	No Opt. Call	AAA	1,153,768

1,800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A, 5.000%, 7/01/37 – XLCA Insured	7/15 at 100.00	A–	1,725,426

240	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa2	226,178

525	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	10/13 at 100.00	A	525,546
9,425	Total Housing/Multifamily			9,747,863
	Housing/Single Family – 3.2%

2,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1995A, 4.900%, 10/01/37 (Alternative Minimum Tax)	10/15 at 100.00	AA+	1,864,580

1,835	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26 (Alternative Minimum Tax)	4/15 at 100.00	AA+	1,768,463

Portfolio of Investments

Nuveen Pennsylvania Municipal Bond Fund (continued)

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$1,695	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-94A, 5.150%, 10/01/37 (Alternative Minimum Tax)	10/15 at 100.00	AA+	$1,630,421

1,315	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax)	10/16 at 100.00	AA+	1,198,754

400	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax)	10/16 at 100.00	AA+	371,480

765	Pittsburgh Urban Redevelopment Authority, Pennsylvania, Mortgage Revenue Bonds, Series 1997A, 6.200%, 10/01/21 (Alternative Minimum Tax)	10/08 at 101.00	AAA	770,554
8,010	Total Housing/Single Family			7,604,252
	Industrials – 1.7%

3,000	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.200%, 7/01/19	7/08 at 102.00	BB+	3,019,320

1,000	Pennsylvania Industrial Development Authority, Economic Development Revenue Bonds, Series 2002, 5.500%, 7/01/19 – AMBAC Insured	7/12 at 101.00	AAA	1,070,160
4,000	Total Industrials			4,089,480
	Long-Term Care – 4.1%

	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Lutheran Community at Telford Center, Series 2007:
530	5.750%, 1/01/27	1/17 at 100.00	N/R	488,777
840	5.750%, 1/01/37	1/17 at 100.00	N/R	748,667

	Chester County Health and Education Facilities Authority, Pennsylvania, Mortgage Revenue Refunding Bonds, Tel Hai Obligated Group, Series 1998:
1,000	5.400%, 6/01/18	12/08 at 100.00	BBB–	1,000,540
1,100	5.500%, 6/01/25	12/08 at 100.00	BBB–	1,085,667

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007:
1,000	5.000%, 1/01/27	1/17 at 100.00	N/R	905,980
630	5.000%, 1/01/36	1/17 at 100.00	N/R	539,129

510	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006, 5.000%, 11/01/36	11/16 at 100.00	A+	488,723

630	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.375%, 7/01/30	7/17 at 100.00	N/R	625,899

2,310	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A, 5.250%, 6/01/14	6/08 at 100.00	BB+	2,212,518

1,580	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Corporation for the Aging Project, Series 2001B, 5.250%, 7/01/23 – AMBAC Insured	7/11 at 101.00	AAA	1,613,117
10,130	Total Long-Term Care			9,709,017
	Materials – 0.5%

560	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	534,475

440	Bucks County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, USX Corporation Project, Series 1995, 5.400%, 11/01/17 (Mandatory put 11/01/11)	No Opt. Call	BBB+	457,010
1,000	Total Materials			991,485
	Tax Obligation/General – 21.0%

1,225	Bentworth School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2006B, 5.000%, 3/15/25 – FSA Insured	3/16 at 100.00	AAA	1,277,063

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

	Boyertown Area School District, Berks and Montgomery Counties, Pennsylvania, General Obligation Bonds, Series 2005:
$1,170	5.000%, 10/01/23 – FSA Insured	4/15 at 100.00	Aaa	$1,220,111
1,000	5.000%, 10/01/24 – FSA Insured	4/15 at 100.00	Aaa	1,040,420
1,000	5.000%, 10/01/25 – FSA Insured	4/15 at 100.00	Aaa	1,038,020

1,000	Central Bucks County School District, Pennsylvania, General Obligation Bonds, Series 2003, 5.000%, 5/15/23 – MBIA Insured	5/13 at 100.00	Aaa	1,039,080

420	Centre County, Pennsylvania, General Obligation Bonds, Series 2003, 5.250%, 7/01/17 – MBIA Insured	7/13 at 100.00	Aaa	450,421

3,125	Chichester School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 1999, 0.000%, 3/01/26 – FGIC Insured	No Opt. Call	A	1,325,469

1,450	Delaware County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 10/01/20	10/15 at 100.00	AA	1,539,436

950	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17	No Opt. Call	Aa2	1,087,256

1,635	Girard School District, Erie County, Pennsylvania, General Obligation Bonds, Series 1999B, 0.000%, 11/15/28 – FGIC Insured	No Opt. Call	Baa3	526,110

265	Lower Merion School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2007, 5.000%, 9/01/24	9/17 at 100.00	Aaa	281,517

4,875	McKeesport Area School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1997D, 0.000%, 10/01/24 – MBIA Insured	No Opt. Call	AA	2,186,145

2,195	Montour School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1993B, 0.000%, 1/01/14 – MBIA Insured	No Opt. Call	AA	1,781,660

1,500	Owen J. Roberts School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 5/15/24 – FSA Insured	5/16 at 100.00	Aaa	1,569,075

2,000	Oxford Area School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2007D, 5.375%, 2/01/27 – FGIC Insured	8/15 at 100.00	AA–	2,060,360

1,075	Palmyra Area School District, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/20 – XLCA Insured	6/14 at 100.00	A1	1,106,358

2,500	Pennsylvania, General Obligation Bonds, First Series 2006, 5.000%, 10/01/18	10/16 at 100.00	AA	2,723,700

1,500	Pennsylvania, General Obligation Bonds, Second Series 2005, 5.000%, 1/01/18	1/16 at 100.00	AA	1,626,885

3,750	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	Aa3	3,877,725

2,585	Pine-Richland School District, Pennsylvania, School Improvement General Obligation Bonds, Series 2005, 5.000%, 7/15/35 – FSA Insured	7/15 at 100.00	AAA	2,647,066

1,575	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.250%, 9/01/16 – FSA Insured	No Opt. Call	AAA	1,754,991

1,370	Schuylkill Valley School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2006A, 5.000%, 4/01/22 – FGIC Insured	4/16 at 100.00	A1	1,408,346

6,775	Southmoreland School District, Westmoreland County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 4/01/25 – MBIA Insured	4/15 at 100.00	AAA	6,947,965

5,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District Project, Series 2006A, 5.000%, 6/01/31 – FSA Insured	12/16 at 100.00	AAA	5,150,050

1,315	Woodland Hills School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2005D, 5.000%, 9/01/17 – FSA Insured	9/15 at 100.00	AAA	1,426,196

2,900	York County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/33 – MBIA Insured	12/15 at 100.00	AAA	2,976,589
54,155	Total Tax Obligation/General			50,068,014
	Tax Obligation/Limited – 7.2%

1,500	Erie County Convention Center Authority, Pennsylvania, Convention Center Revenue Bonds, Series 2005, 5.000%, 1/15/36 – FGIC Insured	1/15 at 100.00	A	1,493,235

Portfolio of Investments

Nuveen Pennsylvania Municipal Bond Fund (continued)

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$1,000	Harrisburg Parking Authority, Pennsylvania, Guaranteed Revenue Refunding Bonds, Series 2001J, 5.000%, 9/01/22 – MBIA Insured	9/11 at 100.00	Aaa		$1,029,850

2,500	Pennsylvania Turnpike Commission, Oil Franchise Tax Senior Lien Revenue Bonds, Series 2003A, 5.000%, 12/01/32 – MBIA Insured	12/18 at 100.00	AAA		2,582,550

	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A:
1,300	5.250%, 7/15/18 – FSA Insured	No Opt. Call	AAA		1,454,713
1,270	5.250%, 7/15/19 – FSA Insured	No Opt. Call	AAA		1,428,255

1,300	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2003B, 5.250%, 11/15/17 – FSA Insured	11/13 at 100.00	AAA		1,400,412

1,000	Philadelphia Redevelopment Authority, Pennsylvania, Revenue Bonds, Philadelphia Neighborhood Transformation Initiative, Series 2002A, 5.500%, 4/15/22 – FGIC Insured	4/12 at 100.00	Baa1		1,013,140

5,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/33 – MBIA Insured	No Opt. Call	AAA		5,288,199

450	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	A+		449,177

1,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/20 – MBIA Insured	No Opt. Call	AAA		1,070,700
16,320	Total Tax Obligation/Limited				17,210,231
	Transportation – 7.7%

1,675	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	AAA		1,752,536

	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Parking Revenue Bonds, Series 2001A:
1,000	5.300%, 12/01/21 – AMBAC Insured	6/08 at 100.00	Aaa		1,001,510
4,500	5.375%, 12/01/30 – AMBAC Insured	6/08 at 100.00	Aaa		4,505,085

1,900	Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue Bonds, Series 2005B, 5.000%, 12/01/23 – FGIC Insured	12/15 at 100.00	Baa3		1,929,678

4,535	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Refunding Bonds, Series 2002, 5.000%, 12/01/11 – AMBAC Insured	No Opt. Call	AAA		4,799,889

380	Scranton Parking Authority, Pennsylvania , Guaranteed Revenue Bonds, Series 2007, 5.250%, 6/01/39 – RAAI Insured	6/17 at 100.00	AA		367,034

2,000	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2003B, 5.000%, 1/01/33 – AMBAC Insured	1/13 at 100.00	Aaa		1,988,700

2,000	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2008A, 6.500%, 1/01/38 (Alternative Minimum Tax)	1/18 at 100.00	Baa3		2,013,300
17,990	Total Transportation				18,357,732
	U.S. Guaranteed – 12.5% (4)

1,550	Allegheny County Hospital Development Authority, Pennsylvania, Hospital Revenue Bonds, Allegheny Valley Hospital – Sublessee, Series 1982Q, 7.000%, 8/01/15 (ETM)	No Opt. Call	AAA		1,854,963

4,500	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, Guaranteed County Building Project, Series 2002A, 5.000%, 11/01/29 (Pre-refunded 11/01/12) – MBIA Insured	11/12 at 100.00	AAA		4,868,280

1,000	Allegheny County Redevelopment Authority, Pennsylvania, Tax Increment Finance Bonds, Waterfront Project, Series 2000A, 6.300%, 12/15/18 (Pre-refunded 12/15/10)	12/10 at 101.00	N/R	(4)	1,096,120

85	Bucks County Water and Sewerage Authority, Pennsylvania, Sewerage System Revenue Bonds, Neshaminy Interceptor Project, Series 2004, 5.250%, 6/01/14 – FSA Insured (ETM)	No Opt. Call	Aaa		94,389

1,245	Centre County, Pennsylvania, General Obligation Bonds, Series 2003, 5.250%, 7/01/17 (Pre-refunded 7/01/13) – MBIA Insured	7/13 at 100.00	Aaa		1,369,712

2,995	Deer Lakes School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1995, 6.350%, 1/15/14 – MBIA Insured (ETM)	8/08 at 100.00	AA		3,329,961

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$1,320	Delaware County Authority, Pennsylvania, Health Facilities Revenue Bonds, Mercy Health Corporation of Southeastern Pennsylvania Obligation Group, Series 1996, 6.000%, 12/15/26 (ETM)	8/08 at 101.00	Aaa		$1,424,188

900	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, St. Luke’s Hospital of Bethlehem, Series 2003, 5.375%, 8/15/33 (Pre-refunded 8/15/13)	8/13 at 100.00	AAA		992,727

1,000	Pennsylvania Turnpike Commission, Oil Franchise Tax Subordinate Lien Revenue Bonds, Series 2003B, 5.250%, 12/01/18 (Pre-refunded 12/01/13) – MBIA Insured	12/13 at 100.00	AAA		1,106,830

955	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – MBIA Insured (ETM)	No Opt. Call	Aaa		1,148,235

3,000	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Bonds, Series 2000, 6.000%, 12/01/24 (Pre-refunded 6/01/10) – AMBAC Insured	6/10 at 100.00	AAA		3,215,310

	Plum Borough School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2001:
1,745	5.200%, 9/15/23 (Pre-refunded 9/15/11) – FGIC Insured	9/11 at 100.00	A	(4)	1,875,456
3,700	5.250%, 9/15/30 (Pre-refunded 9/15/11) – FGIC Insured	9/11 at 100.00	A	(4)	3,982,384

1,115	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/35 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	AAA		1,240,192

260	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	A1	(4)	290,264

680	West View Borough Municipal Authority, Allegheny County, Pennsylvania, Special Obligation Bonds, Series 1985A, 9.500%, 11/15/14	No Opt. Call	AAA		848,334

1,000	Wilkes-Barre Area School District, Luzerne County, Pennsylvania, General Obligation Bonds, Series 2003A, 5.250%, 4/01/20 (Pre-refunded 4/01/14) – MBIA Insured	4/14 at 100.00	AAA		1,108,020
27,050	Total U.S. Guaranteed				29,845,365
	Utilities – 3.1%

1,875	Allegheny County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 – AMBAC Insured	No Opt. Call	Aaa		1,917,825

1,345	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2005, 4.750%, 2/15/27 – FGIC Insured	2/15 at 100.00	A–		1,322,001

315	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – FSA Insured	9/14 at 100.00	AAA		322,963

2,650	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fourth Series 1998, 5.000%, 8/01/32 – FSA Insured	8/13 at 100.00	AAA		2,684,715

1,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 – FSA Insured	7/13 at 100.00	AAA		1,075,780
7,185	Total Utilities				7,323,284
	Water and Sewer – 5.6%

1,000	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/21 – MBIA Insured	12/15 at 100.00	AAA		1,055,640

180	Bucks County Water and Sewerage Authority, Pennsylvania, Sewerage System Revenue Bonds, Neshaminy Interceptor Project, Series 2004, 5.250%, 6/01/14 – FSA Insured	No Opt. Call	AAA		199,334

5,000	Delaware County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Philadelphia Water Company, Series 2001, 5.350%, 10/01/31 – AMBAC Insured (Alternative Minimum Tax)	10/12 at 100.00	AAA		5,001,550

1,930	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – FSA Insured	7/14 at 100.00	AAA		2,022,833

850	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2005A, 5.000%, 7/01/23 – FSA Insured	7/15 at 100.00	AAA		887,570

1,140	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB–		1,208,069

Portfolio of Investments

Nuveen Pennsylvania Municipal Bond Fund (continued)

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$3,000	Unity Township Municipal Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/34 – FSA Insured	12/14 at 100.00	AAA	$3,068,460
13,100	Total Water and Sewer			13,443,456
$223,555	Total Long-Term Investments (cost $221,453,448) – 94.1%			224,221,781

	Short-Term Investments – 3.9%

2,000	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Variable Rate Demand Obligations, Series 2005A, 4.960%, 7/01/34 – AMBAC Insured (5)		Aa3	2,000,000

4,000	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Refunding Bonds, Variable Rate Demand Obligations, Series 2007-4, 3.250%, 1/01/26 – AMBAC Insured (5)		Aa3	4,000,000

	Lancaster County Hospital Authority, Pennsylvania, Lancaster General Hospital Auction Rate Reset Securities, Variable Rate Demand Obligations, Series 2006A:
1,200	2.990%, 7/01/41 – CIFG Insured (5)		Aa3	1,200,000
2,000	3.980%, 7/01/41 – CIFG Insured (5)		Aa3	2,000,000
$9,200	Total Short-Term Investments (cost $9,200,000)			9,200,000

	Total Investments (cost $230,653,448) – 98.0%			233,421,781

	Other Assets Less Liabilities – 2.0%			4,722,161

	Net Assets – 100%			$238,143,942

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen Virginia Municipal Bond Fund

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 2.1%

$10,600	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	BBB	$8,127,863
	Education and Civic Organizations – 3.1%

	Prince William County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Catholic Diocese of Arlington, Series 2003:
900	4.375%, 10/01/13	No Opt. Call	A3	931,248
1,135	5.500%, 10/01/33	10/13 at 101.00	A3	1,152,479

2,000	Prince William County Park Authority, Virginia, Park Facilities Revenue Refunding and Improvement Bonds, Series 1999, 6.000%, 10/15/28	10/09 at 101.00	A3	2,072,100

300	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, University of the Sacred Heart, Series 2001, 5.250%, 9/01/31	9/11 at 100.00	BBB	285,480

800	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.375%, 12/01/21	12/12 at 101.00	BBB–	801,128

5,000	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2008, 5.000%, 6/01/40	6/18 at 100.00	AAA	5,195,500

1,250	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.125%, 7/01/28 – RAAI Insured	7/08 at 101.00	AA	1,239,875
11,385	Total Education and Civic Organizations			11,677,810
	Energy – 0.1%

500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	BBB	432,355
	Health Care – 10.9%

1,525	Albemarle County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Martha Jefferson Hospital, Series 2002, 5.250%, 10/01/35	10/12 at 100.00	A2	1,509,598

4,250	Charlotte County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Halifax Regional Hospital Incorporated, Series 2007, 5.000%, 9/01/37	9/17 at 100.00	A–	4,058,113

400	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23	No Opt. Call	AA+	421,376

2,500	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/21	No Opt. Call	A3	2,625,400

1,375	Fredericksburg Industrial Development Authority, Virginia, Revenue Bonds, MediCorp Health System, Series 2002B, 5.125%, 6/15/33	6/12 at 100.00	A3	1,327,040

3,250	Hanover County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Memorial Regional Medical Center, Series 1995, 6.375%, 8/15/18 – MBIA Insured	No Opt. Call	AAA	3,726,060

3,380	Harrisonburg Industrial Development Authority, Virginia, Hospital Facilities Revenue Bonds, Rockingham Memorial Hospital, Series 2006, 5.000%, 8/15/31 – AMBAC Insured	8/16 at 100.00	AAA	3,388,788

1,915	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%, 11/15/30	11/12 at 100.00	A–	1,955,617

2,325	Manassas Industrial Development Authority, Virginia, Hospital Revenue Bonds, Prince William Hospital, Series 2002, 5.250%, 4/01/33	4/13 at 100.00	A2	2,296,217

2,000	Medical College of Virginia Hospital Authority, General Revenue Bonds, Series 1998, 5.125%, 7/01/23 – MBIA Insured	7/08 at 102.00	AAA	2,022,560

2,785	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System, Series 2002A, 5.500%, 7/01/19 – MBIA Insured	7/12 at 100.00	AAA	2,923,804

5,000	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System, Series 2003B, 2.975%, 7/01/33 – AMBAC Insured (4)	No Opt. Call	AAA	5,000,000

Portfolio of Investments

Nuveen Virginia Municipal Bond Fund (continued)

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006:
$3,040	5.250%, 6/15/24	6/16 at 100.00	A3	$3,119,101
1,475	5.250%, 6/15/31	6/16 at 100.00	A3	1,481,195

4,075	Virginia Small Business Financing Authority, Wellmont Health System Project Revenue Bonds, Series 2007A, 5.250%, 9/01/37	9/17 at 100.00	BBB+	3,776,914

2,145	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds, Winchester Medical Center, Series 2007, 5.125%, 1/01/31	1/17 at 100.00	AA–	2,153,022
41,440	Total Health Care			41,784,805
	Housing/Multifamily – 3.0%

1,105	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Berkeley Apartments, Series 2000, 5.850%, 12/01/20 (Alternative Minimum Tax)	11/10 at 102.00	AAA	1,157,200

930	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Revenue Bonds, Patrick Henry Apartments, Series 2000, 6.050%, 11/01/32 (Mandatory put 11/01/20) (Alternative Minimum Tax)	5/10 at 100.00	Aaa	958,086

980	Chesterfield County Industrial Development Authority, Virginia, GNMA Mortgage-Backed Securities Program Multifamily Housing Revenue Bonds, Fore Courthouse Senior Apartments, Series 2002A, 5.600%, 10/20/31 (Alternative Minimum Tax)	4/12 at 102.00	Aaa	984,126

	Danville Industrial Development Authority, Virginia, Student Housing Revenue Bonds, Collegiate Housing Foundation, Averett College, Series 1999A:
680	6.875%, 6/01/20	6/09 at 102.00	N/R	700,536
1,910	7.000%, 6/01/30	6/09 at 102.00	N/R	1,956,260

1,200	Fairfax County Redevelopment and Housing Authority, Virginia, FHA-Insured Elderly Housing Mortgage Revenue Refunding Bonds, Little River Glen, Series 1996, 6.100%, 9/01/26	9/08 at 100.00	AAA	1,203,528

1,000	Lynchburg Redevelopment and Housing Authority, Virginia, Vistas GNMA Mortgage-Backed Revenue Bonds, Series 2000A, 6.200%, 1/20/40 (Alternative Minimum Tax)	4/10 at 102.00	AAA	1,006,700

2,860	Virginia Beach Development Authority, Virginia, Multifamily Residential Rental Housing Revenue Bonds, Hamptons and Hampton Court Apartments, Series 1999, 7.500%, 10/01/39 (Alternative Minimum Tax)	10/14 at 102.00	N/R	3,048,102

610	Virginia Housing Development Authority, Rental Housing Bonds, Series 2001L, 5.000%, 12/01/20	6/08 at 100.00	AA+	610,232
11,275	Total Housing/Multifamily			11,624,770
	Housing/Single Family – 5.7%

820	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	AAA	770,021

4,500	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2001H-1, 5.350%, 7/01/31 – MBIA Insured	7/11 at 100.00	AAA	4,550,985

2,400	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2005C-2, 4.750%, 10/01/32 (Alternative Minimum Tax)	1/15 at 100.00	AAA	2,192,976

6,545	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006 D1, 4.900%, 1/01/33 (Alternative Minimum Tax)	7/15 at 100.00	AAA	6,127,559

2,310	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006, 4.800%, 7/01/29 (Alternative Minimum Tax)	7/15 at 100.00	AAA	2,172,671

6,500	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative Minimum Tax)	7/16 at 100.00	AAA	5,942,299
23,075	Total Housing/Single Family			21,756,511
	Industrials – 1.2%

2,250	Charles County Industrial Development Authority, Virginia, Solid Waste Disposal Facility Revenue Refunding Bonds, USA Waste of Virginia Inc., Series 1999, 4.875%, 2/01/09 (Alternative Minimum Tax)	No Opt. Call	BBB	2,260,913

2,000	Henrico County Industrial Development Authority, Virginia, Solid Waste Disposal Revenue Bonds, Browning-Ferris Industries of South Atlantic Inc., Series 1996A, 5.450%, 1/01/14 (Alternative Minimum Tax)	No Opt. Call	BB–	1,915,880

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Industrials (continued)

$500	James City County Industrial Development Authority, Virginia, Sewerage and Solid Waste Disposal Facilities Revenue Bonds, Anheuser Busch, Series 1997, 6.000%, 4/01/32 (Alternative Minimum Tax)	10/08 at 100.00	A	$500,845
4,750	Total Industrials			4,677,638
	Long-Term Care – 6.2%

	Chesterfield County Health Center Commission, Virginia, Residential Care Facility First Mortgage Revenue Bonds, Lucy Corr Village, Series 2008A:
2,000	6.125%, 12/01/30	12/18 at 100.00	N/R	2,000,640
2,500	6.250%, 12/01/38	11/18 at 100.00	N/R	2,500,775

5,860	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/37	10/17 at 100.00	N/R	5,327,912

1,200	Fairfax County Economic Development Authority, Virginia, Retirement Center Revenue Bonds, Greenspring Village, Series 2006A, 4.875%, 10/01/36	10/16 at 100.00	BBB	1,031,568

500	Fairfax County Redevelopment and Housing Authority, Virginia, FHA-Insured Multifamily Housing Revenue Refunding Bonds, Paul Spring Retirement Center, Series 1996A, 6.000%, 12/15/28	6/08 at 102.00	AAA	513,970

3,665	Henrico County Economic Development Authority, Virginia, GNMA Mortgage-Backed Securities Program Assisted Living Revenue Bonds, Beth Sholom, Series 1999A, 6.000%, 7/20/39	7/09 at 102.00	AAA	3,828,679

	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Series 2006:
1,350	5.000%, 10/01/27	10/11 at 103.00	BBB–	1,271,687
3,500	5.000%, 10/01/35	No Opt. Call	BBB–	3,126,900

230	Henrico County Industrial Development Authority, Virginia, FHA-Insured Nursing Facilities Mortgage Revenue Refunding Bonds, Cambridge Manor Nursing Home, Series 1993, 5.875%, 7/01/19	7/08 at 100.00	AAA	230,391

4,210	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.300%, 9/01/31	9/16 at 100.00	N/R	3,814,807
25,015	Total Long-Term Care			23,647,329
	Materials – 0.7%

2,500	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1998, 5.600%, 12/01/25 (Alternative Minimum Tax) (5)	8/08 at 102.00	B2	2,065,550

1,000	Hopewell Industrial Development Authority, Virginia, Environmental Improvement Revenue Bonds, Smurfit Stone Container Corporation, Series 2005, 5.250%, 6/01/15	No Opt. Call	B–	863,170
3,500	Total Materials			2,928,720
	Tax Obligation/General – 10.7%

3,400	Arlington County, Virginia, General Obligation Bonds, Series 2006, 5.000%, 8/01/20	8/16 at 100.00	AAA	3,675,128

2,500	Bristol, Virginia, General Obligation Bonds, Series 2003, 5.000%, 3/01/25 – FSA Insured	3/13 at 100.00	AAA	2,598,200

1,285	Charlottesville, Virginia, General Obligation Public Improvement Refunding Bonds, Series 2003, 3.000%, 7/15/13	No Opt. Call	AAA	1,285,463

3,640	Chesapeake, Virginia, General Obligation Bonds, Series 2004, 5.000%, 12/01/20	12/14 at 101.00	AA	3,869,065

1,000	Harrisonburg, Virginia, General Obligation Public Recreational Facility Revenue Bonds, Series 2000, 5.750%, 12/01/29 – FSA Insured	12/10 at 102.00	AAA	1,066,320

2,000	Henrico County, Virginia, General Obligation Bonds, Series 2005, 5.000%, 7/15/16	7/15 at 100.00	AAA	2,204,620

3,805	Loudoun County, Virginia, General Obligation Bonds, Series 2006, 5.000%, 12/01/24	12/16 at 100.00	AAA	4,037,524

375	Loudoun County, Virginia, General Obligation Public Improvement Bonds, Series 2002A, 5.250%, 5/01/20	5/12 at 100.00	AAA	398,336

2,000	Loudoun County, Virginia, General Obligation Public Improvement Bonds, Series 2005B, 5.000%, 6/01/18	6/15 at 100.00	AAA	2,165,640

1,185	Lynchburg, Virginia, General Obligation Bonds, Series 2004, 5.000%, 6/01/20	6/14 at 100.00	AA	1,256,764

1,630	Newport News, Virginia, General Obligation Bonds, Series 2003B, 5.000%, 11/01/15	11/13 at 100.00	AA	1,763,497

1,250	Newport News, Virginia, General Obligation Bonds, Series 2004A, 5.000%, 7/15/16	7/14 at 101.00	AA	1,366,750

1,000	Pittsylvania County, Virginia, General Obligation Bonds, Series 2001B, 5.125%, 3/01/23 – MBIA Insured	3/11 at 102.00	A	1,025,980

Portfolio of Investments

Nuveen Virginia Municipal Bond Fund (continued)

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$2,000	Portsmouth, Virginia, General Obligation Bonds, Series 2005A, 5.000%, 4/01/15 – MBIA Insured	No Opt. Call	AAA	$2,199,400

2,195	Richmond, Virginia, General Obligation Bonds, Series 2005A, 5.000%, 7/15/17 – FSA Insured	7/15 at 100.00	AAA	2,381,509

1,415	Roanoke, Virginia, General Obligation Bonds, Series 2006A, 5.000%, 2/01/21 – MBIA Insured	2/16 at 100.00	AAA	1,509,423

1,000	Roanoke, Virginia, General Obligation Public Improvement Bonds, Series 2002A, 5.000%, 10/01/17	10/12 at 101.00	AA	1,075,830

1,075	Salem, Virginia, General Obligation Bonds, Series 2006, 5.000%, 4/01/22 – MBIA Insured	4/16 at 100.00	Aaa	1,136,275

	Suffolk, Virginia, General Obligation Bonds, Series 2005:
1,530	5.000%, 12/01/16	12/15 at 100.00	Aa3	1,676,804
1,170	5.000%, 12/01/25	12/15 at 100.00	Aa3	1,224,335

1,900	Virginia Beach, Virginia, General Obligation Bonds, Series 2005, 5.000%, 1/15/20	1/16 at 100.00	AAA	2,041,816

1,000	Virginia Beach, Virginia, General Obligation Public Improvement Bonds, Series 2001, 5.000%, 6/01/20	6/11 at 101.00	AAA	1,053,610
38,355	Total Tax Obligation/General			41,012,289
	Tax Obligation/Limited – 23.1%

	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:
670	5.250%, 7/15/25 – ACA Insured	7/15 at 100.00	N/R	607,636
520	5.500%, 7/15/35 – ACA Insured	7/15 at 100.00	N/R	443,269

1,000	Caroline County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2002, 5.125%, 6/15/34 – AMBAC Insured	6/12 at 102.00	Aaa	1,020,000

5,000	Commonwealth Transportation Board of Virginia, Federal Highway Reimbursement Anticipation Notes, Series 2005, 5.000%, 9/28/15	No Opt. Call	AA	5,525,400

1,000	Culpeper Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities Project, Series 2005, 5.000%, 1/01/18 – MBIA Insured	1/15 at 100.00	AAA	1,057,960

1,090	Dinwiddie County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2004B, 5.125%, 2/15/15 – MBIA Insured	2/14 at 100.00	AAA	1,174,094

2,895	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Joint Public Uses Community Project, Series 2006, 5.000%, 5/15/18	5/16 at 100.00	AA+	3,118,205

1,500	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Laurel Hill Public Facilities Projects, Series 2003, 5.000%, 6/01/14	6/13 at 101.00	AA+	1,634,160

2,000	Fairfax County Economic Development Authority, Virginia, Transportation Contract Revenue Bonds, Route 23, Series 2004, 5.000%, 4/01/33 – MBIA Insured	4/14 at 100.00	AAA	2,046,580

3,000	Fairfax County Economic Development Authority, Virginia, Transportation Contract Revenue Bonds, Route 23, Series 2007A, 4.250%, 4/01/34 – MBIA Insured	4/17 at 100.00	AAA	2,799,960

1,915	Front Royal and Warren County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2004B, 5.000%, 4/01/17 – FSA Insured	4/14 at 100.00	AAA	2,046,580

	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Series 2005:
3,950	5.000%, 6/15/17 – MBIA Insured	6/15 at 100.00	AAA	4,216,981
1,130	5.000%, 6/15/22 – MBIA Insured	6/15 at 100.00	AAA	1,172,036
2,900	5.000%, 6/15/25 – MBIA Insured	6/15 at 100.00	AAA	2,976,067
1,770	5.000%, 6/15/30 – MBIA Insured	6/15 at 100.00	AAA	1,794,072

	Hampton Roads Regional Jail Authority, Virginia, Revenue Bonds, Regional Jail Facility, Series 2004:
2,020	5.000%, 7/01/17 – MBIA Insured	7/14 at 100.00	AAA	2,144,897
1,625	5.000%, 7/01/18 – MBIA Insured	7/14 at 100.00	AAA	1,713,758

	James City County Economic Development Authority, Virginia, Revenue Bonds, County Government Projects, Series 2005:
1,155	5.000%, 7/15/17	7/15 at 100.00	AA	1,245,159
1,210	5.000%, 7/15/18	7/15 at 100.00	AA	1,294,301

1,840	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Refunding Bonds, Public Facility Project, Series 2003, 5.000%, 3/01/19	3/13 at 100.00	AA+	1,937,134

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$375	Loudoun County, Virginia, Certificates of Participation, Series 1990E, 7.200%, 10/01/10 – AMBAC Insured	No Opt. Call	AAA	$395,700

3,585	New Kent County Economic Development Authority, Virginia, Lease Revenue Bonds, School and Governmental Projects, Series 2006, 5.000%, 2/01/26 – FSA Insured	2/17 at 100.00	AAA	3,741,055

675	Norfolk Redevelopment and Housing Authority, Virginia, Educational Facility Revenue Bonds, Community College System – Tidewater Community College Downtown Campus, Series 1999, 5.500%, 11/01/19	11/09 at 102.00	AA+	709,601

1,000	Northampton County and Town Joint Industrial Development Authority, Virginia, Lease Revenue Bonds, County Capital Projects, Series 2002, 5.000%, 2/01/33 – RAAI Insured	2/13 at 101.00	AA	949,670

	Prince William County, Virginia, Certificates of Participation, County Facilities, Series 2005:
1,100	5.000%, 6/01/20 – AMBAC Insured	6/15 at 100.00	Aaa	1,136,663
1,930	5.000%, 6/01/21 – AMBAC Insured	6/15 at 100.00	Aaa	1,984,851

1,575	Prince William County, Virginia, Lease Participation Certificates, Series 2002, 5.250%, 12/01/18	6/12 at 100.00	Aa2	1,666,555

	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
3,000	5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	AAA	3,165,450
5,000	5.250%, 7/01/33 – MBIA Insured	No Opt. Call	AAA	5,288,200

5,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/44 – AMBAC Insured	No Opt. Call	Aaa	653,750

	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D:
135	5.250%, 7/01/27	7/12 at 100.00	BBB–	135,043
480	5.250%, 7/01/36	7/12 at 100.00	BBB–	477,533

750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	A+	748,628

1,500	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – MBIA Insured	No Opt. Call	AAA	1,607,385

1,645	Spotsylvania County Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities, Series 2003B, 5.125%, 8/01/23 – AMBAC Insured	8/13 at 100.00	AAA	1,711,540

2,000	Spotsylvania County Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities, Series 2003, 5.000%, 1/15/23 – AMBAC Insured	1/13 at 100.00	AAA	2,053,840

2,475	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2006A, 5.000%, 8/01/23 – MBIA Insured	8/16 at 100.00	AAA	2,568,951

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/28 – FGIC Insured	10/16 at 100.00	BBB+	972,560

2,290	Virginia Beach Development Authority, Public Facilities Revenue Bonds, Series 2005A, 5.000%, 5/01/22	5/15 at 100.00	AA+	2,401,889

2,750	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2005A, 5.000%, 8/01/15	No Opt. Call	AA+	3,031,958

1,000	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2001A, 5.000%, 8/01/16	8/11 at 101.00	AA+	1,065,060

1,360	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2005C, 5.000%, 8/01/17	8/15 at 100.00	AA+	1,482,264

	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Loan Bond Program, Series 2002A:
1,650	5.000%, 5/01/20	5/11 at 101.00	AA	1,726,890
620	5.000%, 5/01/21	5/11 at 101.00	AA	648,892

4,500	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Loan Bond Program, Series 2006C, 5.000%, 11/01/36	11/16 at 100.00	AAA	4,646,520

1,500	Virginia Transportation Board, Transportation Revenue Bonds, U.S. Route 58 Corridor Development Program, Series 2004B, 5.000%, 5/15/15	5/14 at 100.00	AA+	1,636,725

1,500	Westmoreland County Industrial Development Authority, Virginia, Lease Revenue Bonds, Northumberland County School Project, Series 2006, 5.000%, 11/01/31 – MBIA Insured	11/16 at 100.00	Aaa	1,508,130
88,585	Total Tax Obligation/Limited			88,083,552

Portfolio of Investments

Nuveen Virginia Municipal Bond Fund (continued)

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation – 9.7%

	Capital Region Airport Authority, Richmond, Virginia, Revenue Bonds, Richmond International Airport, Series 2005A:
$2,310	5.000%, 7/01/22 – FSA Insured	7/15 at 100.00	AAA		$2,396,348
2,700	5.000%, 7/01/23 – FSA Insured	7/15 at 100.00	AAA		2,789,316

6,800	Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/38 (WI/DD, Settling 6/03/08) – FSA Insured	7/18 at 100.00	AAA		6,973,059

1,200	Chesapeake, Virginia, Toll Road Revenue Bonds, Chesapeake Expressway, Series 1999A, 5.625%, 7/15/19	7/09 at 101.00	Baa1		1,228,644

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2001B:
1,475	5.000%, 10/01/26 – MBIA Insured	10/11 at 101.00	AAA		1,485,060
1,250	5.000%, 10/01/31 – MBIA Insured	10/11 at 101.00	AAA		1,250,400

	Metropolitan Washington D.C. Airports Authority, System Revenue Bonds, Series 2007B:
5,000	5.000%, 10/01/25 – AMBAC Insured (Alternative Minimum Tax)	1/17 at 100.00	AAA		4,965,300
2,500	5.000%, 10/01/35 – AMBAC Insured (Alternative Minimum Tax)	10/17 at 100.00	AAA		2,395,650

3,000	Norfolk Airport Authority, Virginia, Airport Revenue Bonds, Series 2001A, 5.125%, 7/01/31 – FGIC Insured	7/11 at 100.00	A3		2,991,810

2,610	Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A, 5.000%, 2/01/23 – MBIA Insured	2/15 at 100.00	AAA		2,673,736

1,750	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	6/08 at 100.00	CCC+		1,127,158

1,730	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 1998, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	Baa3		1,898,692

1,485	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	Baa3		1,629,802

2,155	Virginia Port Authority, Revenue Bonds, Port Authority Facilities, Series 2006, 5.000%, 7/01/36 – FGIC Insured (Alternative Minimum Tax)	7/13 at 100.00	Aa3		2,036,949

1,000	Virginia Resources Authority, Airports Revolving Fund Revenue Bonds, Series 2001A, 5.250%, 8/01/23	2/11 at 100.00	Aa2		1,036,420
36,965	Total Transportation				36,878,344
	U.S. Guaranteed – 15.7% (6)

1,500	Alexandria Industrial Development Authority, Virginia, Fixed Rate Revenue Bonds, Institute for Defense Analyses, Series 2000A, 5.900%, 10/01/30 (Pre-refunded 10/01/10) – AMBAC Insured	10/10 at 101.00	AAA		1,635,045

750	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%, 11/01/24 – FSA Insured (ETM)	No Opt. Call	AAA		811,808

1,810	Fairfax County Water Authority, Virginia, Water Revenue Refunding Bonds, Series 2002, 5.375%, 4/01/21 (Pre-refunded 4/01/12)	4/12 at 100.00	AAA		1,971,796

1,030	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Convention Center Expansion Project, Series 2000, 6.125%, 6/15/20 (Pre-refunded 6/15/10)	6/10 at 101.00	AAA		1,117,715

85	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%, 11/15/30 (Pre-refunded 11/15/12)	11/12 at 100.00	A3	(6)	94,194

1,450	Loudoun County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Loudoun Hospital Center, Series 2002A, 6.000%, 6/01/22 (Pre-refunded 6/01/12)	6/12 at 101.00	BBB	(6)	1,627,669

1,750	Loudoun County, Virginia, General Obligation Public Improvement Bonds, Series 2002A, 5.250%, 5/01/20 (Pre-refunded 5/01/12)	5/12 at 100.00	AAA		1,901,830

225	Metropolitan District of Columbia Airports Authority, Virginia, Airport System Revenue Bonds, Series 1998A, 5.000%, 10/01/28 (Pre-refunded 10/01/08)	10/08 at 101.00	AA–	(6)	229,565

1,000	Middlesex County Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities Project, Series 1999, 6.000%, 8/01/24 (Pre-refunded 8/01/09) – MBIA Insured	8/09 at 102.00	AAA		1,065,580

2,355	Newport News, Virginia, General Obligation Bonds, General Improvement and Water Projects, Series 2002A, 5.000%, 7/01/18 (Pre-refunded 7/01/13)	7/13 at 100.00	AA	(6)	2,569,187

5,000	Pocahontas Parkway Association, Virginia, Senior Lien Revenue Bonds, Route 895 Connector Toll Road, Series 1998A, 0.000%, 8/15/16 (Pre-refunded 8/15/08)	8/08 at 64.81	AAA		3,227,200

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (6) (continued)

	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2000HH:
$3,000	5.750%, 7/01/18 (Pre-refunded 7/01/10) – FSA Insured (UB)	7/10 at 101.00	AAA		$3,228,270
10,000	5.625%, 7/01/19 (Pre-refunded 7/01/10) – FSA Insured (UB)	7/10 at 101.00	AAA		10,782,500

2,500	Puerto Rico Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/35 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	AAA		2,780,700

	Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, Series 2000A:
500	5.500%, 10/01/32	10/10 at 101.00	AAA		520,755
1,500	5.500%, 10/01/40	10/10 at 101.00	AAA		1,559,535

	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D:
365	5.250%, 7/01/27 (Pre-refunded 7/01/12)	7/12 at 100.00	BBB–	(6)	390,331
1,320	5.250%, 7/01/36 (Pre-refunded 7/01/12)	7/12 at 100.00	BBB–	(6)	1,411,608

485	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20 (Pre-refunded 7/01/10)	7/10 at 100.00	AAA		506,854

1,420	Rockbridge County Industrial Development Authority, Virginia, Horse Center Revenue Refunding Bonds, Series 2001C, 6.850%, 7/15/21 (Pre-refunded 7/15/11)	7/11 at 105.00	B2	(6)	1,593,822

	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005:
1,575	5.250%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		1,670,351
5,125	5.500%, 6/01/26 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA		5,688,545

2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded 10/01/10)	10/10 at 101.00	BBB+	(6)	2,205,740

2,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2002A, 5.000%, 2/01/22 (Pre-refunded 2/01/12)	2/12 at 100.00	AA+	(6)	2,146,420

	Virginia Resources Authority, Clean Water State Revolving Fund Revenue Bonds, Series 2000:
1,500	5.750%, 10/01/14 (Pre-refunded 10/01/10)	10/10 at 100.00	AAA		1,615,755
1,220	5.750%, 10/01/15 (Pre-refunded 10/01/10)	10/10 at 100.00	AAA		1,314,147
5,700	5.750%, 10/01/16 (Pre-refunded 10/01/10)	10/10 at 100.00	AAA		6,139,868
57,165	Total U.S. Guaranteed				59,806,790
	Utilities – 2.2%

	Bristol, Virginia, Utility System Revenue Refunding Bonds, Series 2003:
1,115	5.000%, 7/15/17 – MBIA Insured	7/13 at 100.00	AAA		1,186,026
2,000	5.250%, 7/15/23 – MBIA Insured	7/13 at 100.00	AAA		2,102,420

3,000	Chesterfield County Economic Development Authority, Virginia, Solid Waste and Sewerage Disposal Revenue Bonds, Virginia Electric and Power Company Projects, Series 2007A, 5.600%, 11/01/31 (Alternative Minimum Tax)	11/17 at 100.00	A–		2,848,470

2,000	Mecklenburg County Industrial Development Authority, Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)	10/12 at 100.00	Baa1		2,092,080
8,115	Total Utilities				8,228,996
	Water and Sewer – 6.4%

1,000	Fairfax County Water Authority, Virginia, Water Revenue Refunding Bonds, Series 1997, 5.000%, 4/01/21	No Opt. Call	AAA		1,102,540

	Fairfax County Water Authority, Virginia, Water Revenue Refunding Bonds, Series 2002:
115	5.375%, 4/01/21	4/12 at 100.00	AAA		121,655
800	5.000%, 4/01/27	4/12 at 100.00	AAA		816,440

1,395	Henry County Public Service Authority, Virginia, Water and Sewerage Revenue Refunding Bonds, Series 2001, 5.500%, 11/15/19 – FSA Insured	No Opt. Call	AAA		1,604,236

1,015	James City Service Authority, Virginia, Water and Sewerage Revenue Bonds, Series 2003, 5.000%, 1/15/15 – FSA Insured	1/13 at 101.00	AAA		1,096,139

5,000	Loudoun County Sanitation Authority, Virginia, Water and Sewer System Revenue Bonds, Series 2007, 4.500%, 1/01/32	1/17 at 100.00	AA+		4,942,500

Portfolio of Investments

Nuveen Virginia Municipal Bond Fund (continued)

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$2,325	Loudoun County Sanitation Authority, Virginia, Water and Sewerage System Revenue Bonds, Series 2004, 5.000%, 1/01/26	1/15 at 100.00	AA+	$2,421,464

1,750	Newport News, Virginia, Water Revenue Bonds, Series 2007, 4.750%, 6/01/31 – FSA Insured	6/17 at 100.00	AAA	1,760,185

1,400	Norfolk, Virginia, Water Revenue Refunding Bonds, Series 1998, 5.125%, 11/01/28 – FSA Insured	11/08 at 101.00	AAA	1,421,056

1,900	Prince William County Service Authority, Virginia, Water and Sewerage System Revenue Refunding Bonds, Series 1997, 4.750%, 7/01/29 – FGIC Insured	7/08 at 101.00	AA+	1,901,919

1,520	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB–	1,610,759

750	Virginia Beach, Virginia, Storm Water Utility Revenue Bonds, Series 2000, 6.000%, 9/01/20	9/10 at 101.00	Aa3	804,188

2,485	Virginia Resources Authority, Water and Sewerage System Revenue Bonds, Caroline County Public Improvements Project, Series 2001, 5.250%, 5/01/21	5/11 at 101.00	AA	2,629,552

1,000	Virginia State Resources Authority, Clean Water Revenue Bonds, Series 2007, 4.750%, 10/01/27	10/17 at 100.00	AAA	1,027,280

1,135	York County, Virginia, Sewer System Revenue Bonds, Series 2005, 5.000%, 6/01/29 – AMBAC Insured	6/15 at 101.00	Aaa	1,168,937
23,590	Total Water and Sewer			24,428,850
$384,315	Total Investments (cost $382,989,096) – 100.8%			385,096,622

	Floating Rate Obligations – (2.3)%			(8,665,000)

	Other Assets Less Liabilities – 1.5%			5,577,729

	Net Assets – 100%			$382,009,351

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(5)	The issuer has received a formal adverse determination from the Internal Revenue Service (the “IRS”) regarding the tax-exempt status of the bonds’ coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

WI/DD Purchased	on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

May 31, 2008

	Florida Preference	Maryland	Pennsylvania	Virginia
Assets
Investments, at value (cost $247,288,471, $151,218,537, $230,653,448 and $382,989,096, respectively)	$247,854,005	$151,021,996	$233,421,781	$385,096,622
Cash	2,042,656	4,114,367	1,908,520	7,106,666
Unrealized appreciation on forward swaps	127,007	—	—	—
Receivables:
Interest	3,475,083	2,504,799	3,359,055	5,963,321
Investments sold	130,000	200,000	—	170,000
Shares sold	60,019	510,914	215,349	812,415
Other assets	33,409	226	330	10,418
Total assets	253,722,179	158,352,302	238,905,035	399,159,442
Liabilities
Floating rate obligations	—	—	—	8,665,000
Payables:
Investments purchased	1,926,933	—	—	7,035,325
Shares redeemed	511,266	382,720	113,123	397,496
Accrued expenses:
Management fees	112,907	70,823	106,095	168,502
12b-1 distribution and service fees	45,850	33,052	39,130	66,366
Other	102,132	49,411	62,503	94,154
Dividends payable	464,029	205,690	440,242	723,248
Total liabilities	3,163,117	741,696	761,093	17,150,091
Net assets	$250,559,062	$157,610,606	$238,143,942	$382,009,351
Class A Shares
Net assets	$144,214,670	$66,838,374	$76,293,078	$194,525,885
Shares outstanding	14,798,120	6,506,375	7,455,105	18,328,907
Net asset value per share	$9.75	$10.27	$10.23	$10.61
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$10.18	$10.72	$10.68	$11.08
Class B Shares
Net assets	$10,861,810	$8,545,596	$6,576,794	$11,802,199
Shares outstanding	1,114,768	830,914	642,422	1,115,618
Net asset value and offering price per share	$9.74	$10.28	$10.24	$10.58
Class C Shares
Net assets	$19,463,325	$23,611,499	$32,928,657	$37,526,957
Shares outstanding	2,001,295	2,304,020	3,230,546	3,540,251
Net asset value and offering price per share	$9.73	$10.25	$10.19	$10.60
Class I Shares(1)
Net assets	$76,019,257	$58,615,137	$122,345,413	$138,154,310
Shares outstanding	7,804,088	5,697,408	11,993,644	13,068,760
Net asset value and offering price per share	$9.74	$10.29	$10.20	$10.57

Net Assets Consist of:
Capital paid-in	$261,201,465	$157,865,095	$237,042,873	$378,909,569
Undistributed (Over-distribution of) net investment income	(194,558)	125,381	(140,441)	517,813
Accumulated net realized gain (loss) from investments and derivative transactions	(11,140,386)	(183,329)	(1,526,823)	474,443
Net unrealized appreciation (depreciation) of investments and derivative transactions	692,541	(196,541)	2,768,333	2,107,526
Net assets	$250,559,062	$157,610,606	$238,143,942	$382,009,351

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Statement of Operations

Year Ended May 31, 2008

	Florida Preference	Maryland	Pennsylvania	Virginia
Investment Income	$13,643,761	$7,304,555	$10,672,731	$16,816,573
Expenses
Management fees	1,398,395	795,684	1,186,844	1,811,852
12b-1 service fees – Class A	305,441	135,871	156,232	393,807
12b-1 distribution and service fees – Class B	116,269	91,062	66,905	121,054
12b-1 distribution and service fees – Class C	157,204	161,189	235,041	270,955
Shareholders’ servicing agent fees and expenses	106,666	80,809	112,313	154,239
Interest expense on floating rate obligations	—	194,300	—	281,932
Custodian’s fees and expenses	97,353	54,420	58,516	109,926
Trustees’ fees and expenses	5,447	3,115	4,889	7,518
Professional fees	22,020	15,541	18,527	24,470
Shareholders’ reports – printing and mailing expenses	46,889	28,829	38,249	54,953
Federal and state registration fees	10,813	18,346	12,326	12,702
Other expenses	8,425	4,590	5,872	8,423
Total expenses before custodian fee credit	2,274,922	1,583,756	1,895,714	3,251,831
Custodian fee credit	(27,764)	(23,863)	(45,587)	(41,072)
Net expenses	2,247,158	1,559,893	1,850,127	3,210,759
Net investment income	11,396,603	5,744,662	8,822,604	13,605,814
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(61,089)	(34,968)	(825,904)	577,928
Forward swaps	(128,972)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(9,346,020)	(3,044,152)	(2,558,398)	(6,276,918)
Forward swaps	349,182	—	—	—
Net realized and unrealized gain (loss)	(9,186,899)	(3,079,120)	(3,384,302)	(5,698,990)
Net increase (decrease) in net assets from operations	$2,209,704	$2,665,542	$5,438,302	$7,906,824

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Florida Preference		Maryland
	Year Ended 5/31/08	Year Ended 5/31/07	Year Ended 5/31/08	Year Ended 5/31/07
Operations
Net investment income	$11,396,603	$12,101,996	$5,744,662	$4,991,646
Net realized gain (loss) from:
Investments	(61,089)	2,027,052	(34,968)	19,057
Forward swaps	(128,972)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(9,346,020)	(1,499,655)	(3,044,152)	51,625
Forward swaps	349,182	(222,175)	—	—
Net increase (decrease) in net assets from operations	2,209,704	12,407,218	2,665,542	5,062,328
Distributions to Shareholders
From net investment income:
Class A	(6,471,056)	(7,253,873)	(2,606,118)	(2,200,148)
Class B	(422,286)	(588,078)	(294,045)	(340,669)
Class C	(775,469)	(945,653)	(719,092)	(610,733)
Class I(1)	(3,512,564)	(3,319,869)	(2,059,813)	(1,698,097)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I(1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(11,181,375)	(12,107,473)	(5,679,068)	(4,849,647)
Fund Share Transactions
Proceeds from sale of shares	23,788,090	28,486,180	37,295,286	42,955,968
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,681,963	5,398,741	3,740,293	3,006,533
	29,470,053	33,884,921	41,035,579	45,962,501
Cost of shares redeemed	(54,528,776)	(50,382,947)	(26,815,148)	(20,949,594)
Net increase (decrease) in net assets from Fund share transactions	(25,058,723)	(16,498,026)	14,220,431	25,012,907
Net increase (decrease) in net assets	(34,030,394)	(16,198,281)	11,206,905	25,225,588
Net assets at the beginning of year	284,589,456	300,787,737	146,403,701	121,178,113
Net assets at the end of year	$250,559,062	$284,589,456	$157,610,606	$146,403,701
Undistributed (Over-distribution of) net investment income at the end of year	$(194,558)	$(409,161)	$125,381	$59,833

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	Pennsylvania		Virginia
	Year Ended 5/31/08	Year Ended 5/31/07	Year Ended 5/31/08	Year Ended 5/31/07
Operations
Net investment income	$8,822,604	$7,467,015	$13,605,814	$11,799,125
Net realized gain (loss) from:
Investments	(825,904)	(21,705)	577,928	597,363
Forward swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(2,558,398)	820,830	(6,276,918)	879,711
Forward swaps	—	—	—	—
Net increase (decrease) in net assets from operations	5,438,302	8,266,140	7,906,824	13,276,199
Distributions to Shareholders
From net investment income:
Class A	(3,051,741)	(3,089,762)	(7,668,173)	(7,122,269)
Class B	(221,383)	(273,344)	(402,763)	(492,236)
Class C	(1,067,617)	(1,027,449)	(1,208,160)	(1,071,901)
Class I(1)	(4,492,165)	(3,069,501)	(4,190,658)	(2,644,267)
From accumulated net realized gains:
Class A	—	—	(358,655)	(199,060)
Class B	—	—	(22,966)	(17,414)
Class C	—	—	(66,202)	(36,067)
Class I(1)	—	—	(169,085)	(71,094)
Decrease in net assets from distributions to shareholders	(8,832,906)	(7,460,056)	(14,086,662)	(11,654,308)
Fund Share Transactions
Proceeds from sale of shares	66,210,264	57,322,634	126,675,822	74,175,828
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,361,381	3,817,180	7,250,651	5,844,790
	70,571,645	61,139,814	133,926,473	80,020,618
Cost of shares redeemed	(40,126,374)	(26,245,905)	(72,230,494)	(41,169,261)
Net increase (decrease) in net assets from Fund share transactions	30,445,271	34,893,909	61,695,979	38,851,357
Net increase (decrease) in net assets	27,050,667	35,699,993	55,516,141	40,473,248
Net assets at the beginning of year	211,093,275	175,393,282	326,493,210	286,019,962
Net assets at the end of year	$238,143,942	$211,093,275	$382,009,351	$326,493,210
Undistributed (Over-distribution of) net investment income at the end of year	$(140,441)	$(105,959)	$517,813	$382,826

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Florida Preference Municipal Bond Fund (“Florida Preference”), Nuveen Maryland Municipal Bond Fund (“Maryland”), Nuveen Pennsylvania Municipal Bond Fund (“Pennsylvania”) and Nuveen Virginia Municipal Bond Fund (“Virginia”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high levels of tax-free income and preservation of capital through investing primarily in diversified portfolios of quality municipal bonds. Effective July 30, 2007, for Florida Preference and effective October 21, 2007, for Maryland, Pennsylvania and Virginia, each Fund may invest up to 20% of its net assets in below-investment grade (“high yield” or “junk”) municipal bonds.

On March 31, 2008, the Nuveen Mutual Funds announced the following policy changes applicable to the Funds, effective May 1, 2008:

•

For Class A Share purchases at net asset value of $1 million or more that are subject to a contingent deferred sales charge (“CDSC”), the period over which the CDSC will apply has been reduced from 18 months to 12 months for all purchases occurring on or after May 1, 2007. Class A Shares purchased prior to May 1, 2007 that have not been redeemed are no longer be subject to a CDSC;

•

Class B Shares will only be issued (i) upon the exchange of Class B Shares from another Nuveen fund, (ii) for purposes of dividend reinvestment, and (iii) through December 31, 2008, for defined contribution plans and investors using automatic investment plans with investments in Class B Shares as of March 31, 2008. The reinstatement privilege for Class B Shares will no longer be available as of December 31, 2008.

•

Class R Shares have been renamed Class I Shares and are available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I Shares and (iii) purchase by limited categories of investors.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund’s Board of Trustees. If the pricing service is unable to supply a price for a municipal bond or forward swap contract, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value in accordance with procedures established in good faith by the Board of Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2008, Virginia had outstanding when-issued/delayed delivery purchase commitments of $7,035,325. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the

Notes to Financial Statements (continued)

Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective November 30, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., a greater than 50 percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the fiscal year ended May 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Flexible Sales Charge Program

During the period June 1, 2007 through April 30, 2008, each Fund offered Class A, B, C and I Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). A Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an “Inverse floating rate investment”. An investment in a self-deposited inverse floater, recourse trust or credit recovery swap is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an “Underlying bond of an inverse floating rate trust”, with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” in the Statement of Operations.

During the fiscal year ended May 31, 2008, Maryland and Virginia invested in externally deposited inverse floaters and/or self-deposited inverse floaters. Florida Preference and Pennsylvania did not invest in any such instruments during the fiscal year ended May 31, 2008.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended May 31, 2008, were as follows:

	Maryland	Virginia
Average floating rate obligations	$5,822,273	$8,665,000
Average annual interest rate and fees	3.34%	3.25%

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. Florida Preference was the only Fund to invest in forward interest rate swap transactions during the fiscal year ended May 31, 2008.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Notes to Financial Statements (continued)

2. Fund Shares

Transactions in Fund shares were as follows:

	Florida Preference
	Year Ended 5/31/08		Year Ended 5/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,214,281	$12,005,218	661,381	$6,712,663
Class A – automatic conversion of Class B shares	89,156	887,107	204,169	2,077,993
Class B	37,022	365,160	19,555	198,443
Class C	239,828	2,355,516	147,111	1,487,382
Class I	824,131	8,175,089	1,772,106	18,009,699
Shares issued to shareholders due to reinvestment of distributions:
Class A	305,731	3,015,459	279,090	2,839,120
Class B	16,135	159,203	19,261	195,787
Class C	37,601	370,070	39,207	397,955
Class I	216,789	2,137,231	193,374	1,965,879
	2,980,674	29,470,053	3,335,254	33,884,921
Shares redeemed:
Class A	(3,054,348)	(30,229,840)	(2,830,022)	(28,775,170)
Class B	(305,529)	(3,029,202)	(433,972)	(4,398,337)
Class B – automatic conversion to Class A shares	(89,195)	(887,107)	(204,346)	(2,077,993)
Class C	(514,950)	(5,094,785)	(889,745)	(9,023,659)
Class I	(1,541,060)	(15,287,842)	(601,403)	(6,107,788)
	(5,505,082)	(54,528,776)	(4,959,488)	(50,382,947)
Net increase (decrease)	(2,524,408)	$(25,058,723)	(1,624,234)	$(16,498,026)

	Maryland
	Year Ended 5/31/08		Year Ended 5/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,376,937	$14,263,718	2,548,371	$27,042,972
Class A – automatic conversion of Class B shares	61,393	633,111	61,185	647,103
Class B	16,731	173,388	52,375	555,155
Class C	540,318	5,572,551	487,949	5,148,909
Class I	1,609,829	16,652,518	903,554	9,561,829
Shares issued to shareholders due to reinvestment of distributions:
Class A	165,752	1,709,852	122,677	1,297,544
Class B	16,204	167,443	16,768	177,468
Class C	42,206	434,377	32,255	340,481
Class I	138,251	1,428,621	112,416	1,191,040
	3,967,621	41,035,579	4,337,550	45,962,501
Shares redeemed:
Class A	(1,641,034)	(16,992,299)	(1,151,230)	(12,167,060)
Class B	(159,628)	(1,653,405)	(160,009)	(1,692,862)
Class B – automatic conversion to Class A shares	(61,312)	(633,111)	(61,114)	(647,103)
Class C	(315,969)	(3,271,408)	(204,024)	(2,143,994)
Class I	(412,220)	(4,264,925)	(406,073)	(4,298,575)
	(2,590,163)	(26,815,148)	(1,982,450)	(20,949,594)
Net increase (decrease)	1,377,458	$14,220,431	2,355,100	$25,012,907

	Pennsylvania
	Year Ended 5/31/08		Year Ended 5/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,259,721	$12,971,327	1,030,714	$10,768,662
Class A – automatic conversion of Class B shares	42,675	437,492	147,147	1,540,471
Class B	35,053	361,555	65,080	679,648
Class C	599,342	6,151,041	475,694	4,947,171
Class I	4,520,485	46,288,849	3,783,341	39,386,682
Shares issued to shareholders due to reinvestment of distributions:
Class A	176,424	1,810,102	153,019	1,600,898
Class B	12,775	131,117	12,080	126,383
Class C	54,113	553,042	46,298	482,726
Class I	182,570	1,867,120	154,011	1,607,173
	6,883,158	70,571,645	5,867,384	61,139,814
Shares redeemed:
Class A	(1,815,480)	(18,653,509)	(1,153,232)	(12,038,849)
Class B	(101,498)	(1,042,799)	(138,602)	(1,448,167)
Class B – automatic conversion to Class A shares	(42,665)	(437,492)	(147,111)	(1,540,471)
Class C	(417,933)	(4,300,336)	(418,215)	(4,363,675)
Class I	(1,533,271)	(15,692,238)	(657,832)	(6,854,743)
	(3,910,847)	(40,126,374)	(2,514,992)	(26,245,905)
Net increase (decrease)	2,972,311	$30,445,271	3,352,392	$34,893,909

	Virginia
	Year Ended 5/31/08		Year Ended 5/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,945,407	$42,067,771	3,454,934	$37,577,091
Class A – automatic conversion of Class B shares	97,439	1,043,045	191,560	2,087,327
Class B	62,472	665,082	57,271	619,132
Class C	701,387	7,486,688	860,664	9,341,698
Class I	7,113,348	75,413,236	2,267,235	24,550,580
Shares issued to shareholders due to reinvestment of distributions:
Class A	383,213	4,085,102	301,452	3,282,324
Class B	20,642	219,484	22,987	249,480
Class C	64,549	687,227	49,976	543,605
Class I	212,667	2,258,838	163,047	1,769,381
	12,601,124	133,926,473	7,369,126	80,020,618
Shares redeemed:
Class A	(4,512,098)	(48,051,136)	(2,426,191)	(26,335,721)
Class B	(161,295)	(1,716,641)	(241,466)	(2,621,880)
Class B – automatic conversion to Class A shares	(97,716)	(1,043,045)	(192,079)	(2,087,327)
Class C	(547,615)	(5,855,072)	(398,436)	(4,320,655)
Class I	(1,461,283)	(15,564,600)	(535,873)	(5,803,678)
	(6,780,007)	(72,230,494)	(3,794,045)	(41,169,261)
Net increase (decrease)	5,821,117	$61,695,979	3,575,081	$38,851,357

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended May 31, 2008, were as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Purchases	$66,935,751	$49,890,901	$64,863,079	$122,628,474
Sales and maturities	92,174,891	48,667,341	46,782,056	63,917,155

Notes to Financial Statements (continued)

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2008, the cost of investments was as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Cost of investments	$247,375,440	$151,242,163	$230,567,483	$373,959,369

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2008, were as follows:
	Florida Preference	Maryland	Pennsylvania	Virginia
Gross unrealized:
Appreciation	$5,385,077	$3,243,001	$6,061,789	$9,839,916
Depreciation	(4,906,512)	(3,463,168)	(3,207,491)	(7,367,684)
Net unrealized appreciation (depreciation) of investments	$478,565	$(220,167)	$2,854,298	$2,472,232

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2008, the Funds’ tax year end, were as follows:
	Florida Preference	Maryland	Pennsylvania	Virginia
Undistributed net tax-exempt income*	$656,342	$612,299	$558,796	$1,310,543
Undistributed net ordinary income**	24	—	—	—
Undistributed net long-term capital gains	—	—	—	577,556

*   Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 9, 2008, paid on June 2, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2008 and May 31, 2007, was designated for purposes of the dividends paid deduction as follows:

2008	Florida Preference	Maryland	Pennsylvania	Virginia
Distributions from net tax-exempt income***	$11,270,653	$5,617,929	$8,722,754	$13,196,820
Distributions from net ordinary income**	—	—	—	20,144
Distributions from net long-term capital gains****	—	—	—	616,908

2007	Florida Preference	Maryland	Pennsylvania	Virginia
Distributions from net tax-exempt income	$12,133,490	$4,769,138	$7,338,144	$11,216,137
Distributions from net ordinary income**	10,690	—	—	—
Distributions from net long-term capital gains	—	—	—	323,635

**    Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

***  The Fund hereby designates this amount paid during the fiscal year ended May 31, 2008, as Exempt Interest Dividends.

****The   Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds’ related to net capital gain to zero for the tax year ended May 31, 2008.

At May 31, 2008, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Florida Preference	Maryland	Pennsylvania
Expiration:
May 31, 2009	$—	$—	$510,376
May 31, 2010	—	—	193,021
May 31, 2012	9,530,003	—	—
May 31, 2013	1,289,937	—	—
May 31, 2015	—	103,320	21,705
May 31, 2016	189,437	34,922	469,615
Total	$11,009,377	$138,242	$1,194,717

Pennsylvania elected to defer net realized losses from investments incurred from November 1, 2007 through May 31, 2008, the Fund’s tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses of $332,108 were treated as having arisen on the first day of the following fiscal year.

5. Management Fee and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of May 31, 2008, the complex-level fee rate was .1851%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

Notes to Financial Statements (continued)

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended May 31, 2008, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Sales charges collected (Unaudited)	$81,994	$78,654	$107,361	$187,067
Paid to financial intermediaries (Unaudited)	70,243	67,597	91,958	165,544

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2008, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Commission advances (Unaudited)	$17,784	$46,053	$51,050	$109,804

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2008, the Distributor retained such 12b-1 fees as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
12b-1 fees retained (Unaudited)	$100,968	$111,678	$80,082	$148,832

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2008, as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
CDSC retained (Unaudited)	$32,381	$53,048	$10,949	$18,676

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an “assignment” (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund’s agreement. The Board of Trustees of each Fund considered and approved a new investment management agreement with the Adviser on the same terms as the previous agreements. Each new ongoing investment management agreement was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn include an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch’s affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. New Accounting Pronouncements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of May 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of May 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

7. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 2008, to shareholders of record on June 27, 2008, as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Dividend per share:
Class A	$.0350	$.0335	$.0335	$.0350
Class B	.0290	.0275	.0270	.0285
Class C	.0305	.0290	.0290	.0300
Class I	.0365	.0355	.0355	.0370

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
FLORIDA PREFERENCE											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Portfolio Turnover Rate
Class A (6/90)
2008	$10.08	$.42	$(.33)	$.09	$(.42)	$—	$(.42)	$9.75	.93%	$144,215.84%		4.30%	.84%	4.30%	.83%	4.32%	26%
2007	10.08	.42	—	.42	(.42)	—	(.42)	10.08	4.21	163,736.83		4.13	.83	4.13	.82	4.14	12
2006	10.32	.43	(.25)	.18	(.42)	—	(.42)	10.08	1.79	180,632.84		4.18	.84	4.18	.83	4.19	10
2005	9.96	.45	.36	.81	(.45)	—	(.45)	10.32	8.27	191,615.86		4.38	.86	4.38	.85	4.39	27
2004	10.46	.49	(.50)	(.01)	(.49)	—	(.49)	9.96	(.12)	205,058.85		4.83	.85	4.83	.85	4.84	6
Class B (2/97)
2008	10.07	.35	(.34)	.01	(.34)	—	(.34)	9.74	.14	10,862	1.59	3.55	1.59	3.55	1.58	3.56	26
2007	10.07	.34	—	.34	(.34)	—	(.34)	10.07	3.42	14,672	1.57	3.38	1.57	3.38	1.57	3.39	12
2006	10.31	.35	(.25)	.10	(.34)	—	(.34)	10.07	1.01	20,697	1.59	3.43	1.59	3.43	1.58	3.44	10
2005	9.95	.37	.36	.73	(.37)	—	(.37)	10.31	7.46	25,937	1.61	3.63	1.61	3.63	1.60	3.64	27
2004	10.45	.42	(.51)	(.09)	(.41)	—	(.41)	9.95	(.89)	29,120	1.60	4.08	1.60	4.08	1.60	4.09	6
Class C (9/95)
2008	10.06	.37	(.33)	.04	(.37)	—	(.37)	9.73	.38	19,463	1.39	3.75	1.39	3.75	1.38	3.76	26
2007	10.06	.36	.01	.37	(.37)	—	(.37)	10.06	3.67	22,523	1.38	3.58	1.38	3.58	1.37	3.59	12
2006	10.30	.37	(.24)	.13	(.37)	—	(.37)	10.06	1.25	29,592	1.39	3.63	1.39	3.63	1.38	3.64	10
2005	9.95	.39	.36	.75	(.40)	—	(.40)	10.30	7.61	29,872	1.41	3.83	1.41	3.83	1.40	3.83	27
2004	10.45	.44	(.51)	(.07)	(.43)	—	(.43)	9.95	(.65)	30,917	1.40	4.28	1.40	4.28	1.40	4.29	6
Class I (2/97)(e)
2008	10.07	.45	(.34)	.11	(.44)	—	(.44)	9.74	1.12	76,019.64		4.50	.64	4.50	.63	4.52	26
2007	10.07	.44	—	.44	(.44)	—	(.44)	10.07	4.40	83,658.63		4.33	.63	4.33	.62	4.34	12
2006	10.31	.45	(.25)	.20	(.44)	—	(.44)	10.07	1.97	69,866.64		4.38	.64	4.38	.63	4.39	10
2005	9.95	.47	.36	.83	(.47)	—	(.47)	10.31	8.47	64,247.66		4.57	.66	4.57	.65	4.58	27
2004	10.45	.51	(.50)	.01	(.51)	—	(.51)	9.95	.06	61,595.65		5.03	.65	5.03	.65	5.04	6

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
MARYLAND											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (9/94)
2008	$10.48	$.40	$(.21)	$.19	$(.40)	$—	$(.40)	$10.27	1.84%	$66,838	1.00%	3.89%	1.00%	3.89%	.98%	3.90%	32%
2007	10.44	.40	.03	.43	(.39)	—	(.39)	10.48	4.15	68,593	1.07	3.78	1.07	3.78	1.05	3.80	5
2006	10.75	.41	(.27)	.14	(.41)	(.04)	(.45)	10.44	1.34	51,784.89		3.88	.89	3.88	.87	3.90	16
2005	10.36	.43	.41	.84	(.44)	(.01)	(.45)	10.75	8.21	44,385.89		4.01	.89	4.01	.89	4.02	8
2004	10.83	.45	(.47)	(.02)	(.45)	—	(.45)	10.36	(.15)	38,219.92		4.25	.92	4.25	.91	4.26	8
Class B (3/97)
2008	10.50	.32	(.22)	.10	(.32)	—	(.32)	10.28	.98	8,546	1.75	3.14	1.75	3.14	1.73	3.16	32
2007	10.45	.32	.04	.36	(.31)	—	(.31)	10.50	3.48	10,694	1.82	3.04	1.82	3.04	1.80	3.06	5
2006	10.76	.33	(.27)	.06	(.33)	(.04)	(.37)	10.45	.60	12,234	1.65	3.12	1.65	3.12	1.62	3.14	16
2005	10.38	.35	.40	.75	(.36)	(.01)	(.37)	10.76	7.31	14,082	1.64	3.26	1.64	3.26	1.64	3.27	8
2004	10.84	.37	(.45)	(.08)	(.38)	—	(.38)	10.38	(.78)	14,340	1.67	3.50	1.67	3.50	1.66	3.51	8
Class C (9/94)
2008	10.46	.35	(.22)	.13	(.34)	—	(.34)	10.25	1.31	23,611	1.55	3.34	1.55	3.34	1.53	3.35	32
2007	10.42	.34	.04	.38	(.34)	—	(.34)	10.46	3.63	21,314	1.62	3.24	1.62	3.24	1.60	3.26	5
2006	10.74	.35	(.27)	.08	(.36)	(.04)	(.40)	10.42	.73	17,933	1.44	3.33	1.44	3.33	1.42	3.35	16
2005	10.35	.37	.41	.78	(.38)	(.01)	(.39)	10.74	7.67	15,565	1.44	3.46	1.44	3.46	1.44	3.47	8
2004	10.82	.39	(.46)	(.07)	(.40)	—	(.40)	10.35	(.66)	14,158	1.47	3.70	1.47	3.70	1.46	3.71	8
Class I (2/92)(f)
2008	10.50	.43	(.22)	.21	(.42)	—	(.42)	10.29	2.07	58,615.80		4.09	.80	4.09	.79	4.10	32
2007	10.46	.42	.03	.45	(.41)	—	(.41)	10.50	4.37	45,803.87		3.99	.87	3.99	.85	4.01	5
2006	10.77	.43	(.27)	.16	(.43)	(.04)	(.47)	10.46	1.57	39,227.69		4.07	.69	4.07	.67	4.09	16
2005	10.39	.45	.40	.85	(.46)	(.01)	(.47)	10.77	8.33	40,325.69		4.21	.69	4.21	.69	4.22	8
2004	10.85	.47	(.45)	.02	(.48)	—	(.48)	10.39	.17	40,465.72		4.45	.72	4.45	.71	4.46	8

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such periods expressed as a percentage of average net assets for each class was as follows:

Interest Expense on Floating Rate Obligations to Average Net Assets
Year Ended May 31,
2008	.13%
2007	.20
2006	—
2005	—
2004	—

(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
PENNSYLVANIA											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Portfolio Turnover Rate
Class A (10/86)
2008	$10.39	$.40	$(.16)	$.24	$(.40)	$—	$(.40)	$10.23	2.39%	$76,293.84%		3.92%	.84%	3.92%	.82%	3.94%	22%
2007	10.33	.40	.06	.46	(.40)	—	(.40)	10.39	4.51	80,966.86		3.84	.86	3.84	.84	3.86	11
2006	10.58	.42	(.25)	.17	(.42)	—	(.42)	10.33	1.63	78,672.87		3.99	.87	3.99	.85	4.01	14
2005	10.16	.45	.42	.87	(.45)	—	(.45)	10.58	8.72	69,636.89		4.31	.89	4.31	.88	4.31	21
2004	10.60	.47	(.45)	.02	(.46)	—	(.46)	10.16	.16	64,455.90		4.51	.90	4.51	.90	4.52	6
Class B (2/97)
2008	10.39	.33	(.16)	.17	(.32)	—	(.32)	10.24	1.72	6,577	1.59	3.17	1.59	3.17	1.57	3.19	22
2007	10.34	.33	.04	.37	(.32)	—	(.32)	10.39	3.64	7,679	1.61	3.10	1.61	3.10	1.59	3.11	11
2006	10.58	.34	(.24)	.10	(.34)	—	(.34)	10.34	.97	9,791	1.63	3.25	1.63	3.25	1.61	3.26	14
2005	10.16	.37	.42	.79	(.37)	—	(.37)	10.58	7.94	11,999	1.64	3.56	1.64	3.56	1.63	3.56	21
2004	10.61	.39	(.46)	(.07)	(.38)	—	(.38)	10.16	(.63)	12,051	1.65	3.76	1.65	3.76	1.65	3.77	6
Class C (2/94)
2008	10.35	.35	(.16)	.19	(.35)	—	(.35)	10.19	1.86	32,929	1.39	3.37	1.39	3.37	1.37	3.39	22
2007	10.30	.34	.06	.40	(.35)	—	(.35)	10.35	3.89	31,009	1.41	3.29	1.41	3.29	1.39	3.31	11
2006	10.55	.36	(.24)	.12	(.37)	—	(.37)	10.30	1.11	29,778	1.42	3.44	1.42	3.44	1.40	3.46	14
2005	10.13	.39	.43	.82	(.40)	—	(.40)	10.55	8.19	26,370	1.44	3.76	1.44	3.76	1.43	3.76	21
2004	10.57	.41	(.45)	(.04)	(.40)	—	(.40)	10.13	(.37)	23,124	1.45	3.96	1.45	3.96	1.45	3.97	6
Class I (2/97)(e)
2008	10.36	.43	(.16)	.27	(.43)	—	(.43)	10.20	2.64	122,345.64		4.12	.64	4.12	.62	4.14	22
2007	10.31	.42	.06	.48	(.43)	—	(.43)	10.36	4.66	91,440.66		4.04	.66	4.04	.64	4.06	11
2006	10.56	.44	(.25)	.19	(.44)	—	(.44)	10.31	1.87	57,152.68		4.19	.68	4.19	.66	4.21	14
2005	10.14	.47	.42	.89	(.47)	—	(.47)	10.56	8.99	55,160.69		4.51	.69	4.51	.68	4.52	21
2004	10.58	.49	(.45)	.04	(.48)	—	(.48)	10.14	.39	55,148.70		4.71	.70	4.71	.70	4.72	6

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
VIRGINIA											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (3/86)
2008	$10.81	$.42	$(.18)	$.24	$(.42)	$(.02)	$(.44)	$10.61	2.24%	$194,526.91%		3.95%	.91%	3.95%	.90%	3.96%	19%
2007	10.74	.43	.06	.49	(.41)	(.01)	(.42)	10.81	4.60	199,092.94		3.89	.94	3.89	.93	3.91	12
2006	11.05	.44	(.28)	.16	(.43)	(.04)	(.47)	10.74	1.52	181,422.84		3.99	.84	3.99	.82	4.01	14
2005	10.62	.47	.47	.94	(.48)	(.03)	(.51)	11.05	9.02	164,054.86		4.32	.86	4.32	.85	4.33	18
2004	11.06	.51	(.42)	.09	(.51)	(.02)	(.53)	10.62	.84	144,911.87		4.65	.87	4.65	.86	4.66	10
Class B (2/97)
2008	10.78	.34	(.18)	.16	(.34)	(.02)	(.36)	10.58	1.50	11,802	1.66	3.20	1.66	3.20	1.65	3.21	19
2007	10.71	.34	.07	.41	(.33)	(.01)	(.34)	10.78	3.86	13,923	1.70	3.14	1.70	3.14	1.68	3.16	12
2006	11.02	.35	(.27)	.08	(.35)	(.04)	(.39)	10.71	.80	17,621	1.60	3.24	1.60	3.24	1.58	3.26	14
2005	10.59	.39	.47	.86	(.40)	(.03)	(.43)	11.02	8.26	20,428	1.61	3.58	1.61	3.58	1.60	3.59	18
2004	11.04	.42	(.41)	.01	(.44)	(.02)	(.46)	10.59	.02	20,735	1.62	3.90	1.62	3.90	1.61	3.91	10
Class C (10/93)
2008	10.80	.36	(.18)	.18	(.36)	(.02)	(.38)	10.60	1.67	37,527	1.46	3.39	1.46	3.39	1.45	3.41	19
2007	10.73	.36	.07	.43	(.35)	(.01)	(.36)	10.80	4.03	35,868	1.49	3.34	1.49	3.34	1.48	3.36	12
2006	11.03	.38	(.27)	.11	(.37)	(.04)	(.41)	10.73	1.06	30,136	1.39	3.43	1.39	3.43	1.37	3.46	14
2005	10.60	.41	.47	.88	(.42)	(.03)	(.45)	11.03	8.44	24,137	1.41	3.77	1.41	3.77	1.40	3.78	18
2004	11.04	.44	(.41)	.03	(.45)	(.02)	(.47)	10.60	.28	22,017	1.42	4.10	1.42	4.10	1.41	4.11	10
Class I (2/97)(f)
2008	10.77	.45	(.19)	.26	(.44)	(.02)	(.46)	10.57	2.48	138,154.71		4.14	.71	4.14	.70	4.15	19
2007	10.71	.45	.05	.50	(.43)	(.01)	(.44)	10.77	4.75	77,611.74		4.09	.74	4.09	.73	4.11	12
2006	11.02	.46	(.28)	.18	(.45)	(.04)	(.49)	10.71	1.75	56,842.64		4.19	.64	4.19	.62	4.21	14
2005	10.59	.49	.48	.97	(.51)	(.03)	(.54)	11.02	9.28	53,408.66		4.53	.66	4.53	.65	4.54	18
2004	11.04	.53	(.42)	.11	(.54)	(.02)	(.56)	10.59	.97	50,810.67		4.85	.67	4.85	.66	4.86	10

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such periods expressed as a percentage of average net assets for each class was as follows:

Interest Expense on Floating Rate Obligations to Average Net Assets
Year Ended May 31,
2008	.08%
2007	.11
2006	—
2005	—
2004	—

(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Florida Preference Municipal Bond Fund, Nuveen Maryland Municipal Bond Fund, Nuveen Pennsylvania Municipal Bond Fund and Nuveen Virginia Municipal Bond Fund (each a series of the Nuveen Multistate Trust I, hereafter referred to as the “Funds”) at May 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

July 23, 2008

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the “May Meeting”), the Boards of Trustees or Directors (as the case may be) (each a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreement (each, an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of NAM’s investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM’s ability to supervise the Fund’s other service providers and given the importance of compliance, NAM’s compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and NAM

The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). The Independent Board Members also reviewed portfolio level performance (which does not reflect fund level fees and expenses), as described in further detail below.

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund’s

Annual Investment Management Agreement Approval Process (continued)

performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective Fund’s investment objectives and strategies thereby hindering a meaningful comparison of the Fund’s performance with that of the Performance Peer Group. These Performance Peer Groups include those for the Nuveen Intermediate Duration Municipal Bond Fund (NMBF) (although this fund has been reclassified in more appropriate peer group in 2007).

With respect to state specific municipal funds, the Independent Board Members also recognized that certain funds lack comparable peers in which case their performance is measured against a more general municipal category for various states. The open-end state municipal funds that utilize the more general category are the Nuveen New Mexico Municipal Bond Fund and the Nuveen Wisconsin Municipal Bond Fund.

With respect to municipal funds, the Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized benchmarks for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Performance Peer Group for the quarter and same yearly periods ending March 31, 2008. The Independent Board Members also reviewed the Fund’s portfolio level performance (which does not reflect fund level fees and expenses) compared to recognized benchmarks for the one- three, and five-year periods ending December 31, 2007 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the “Peer Universe”) and/or a more focused subset of funds therein (the “Peer Group”). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members considered the differences in the use of insurance as well as the states reflected in a respective Peer Group for the state municipal funds (such as the use of a general “other states” category for uninsured open-end state municipal funds (other than New York and California)). In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. With respect to municipal funds, such other clients include NAM’s municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect these Economies of Scale

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular Fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its Funds in the complex and therefore all Funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

Annual Investment Management Agreement Approval Process (continued)

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Notes

Notes

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant.	186

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	186

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at George Washington University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	186

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	186

William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	186

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	186

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (2005-12/2007); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	186

Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	174 (4)

Interested Trustee:

John P. Amboian (2)(3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.	174 (4)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002); Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006); Nuveen HydePark Group LLC and Richards & Tierney, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(6); Chartered Financial Analyst.	186

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	186

Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	66

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (5)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(6); Managing Director (since 2005) of Nuveen Asset Management.	186

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	186

Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	186

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	186

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	186

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds NWQ Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(6)	186

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008) Vice President and Assistant Secretary (since 2007), Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc, (since 2007); Managing Director (since 2008), Vice President (2007-2008) and Assistant General Counsel, Nuveen Investments, Inc., prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	186

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (5)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	186

Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	186

James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002); Certified Public Accountant.	186

John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	66

Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments Inc. (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	186

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian and Mr. Toth were appointed to the Board of Trustees of certain Nuveen Funds, effective July 1, 2008. In connection with the appointment of Mr. Amboian as trustee, Timothy R. Schwertfeger, an interested trustee, resigned from the Board of Trustees, effective July 1, 2008.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Mr. Amboian and Mr. Toth are standing for election to the Boards of twelve Nuveen closed-end funds whose annual meeting on June 30, 2008 was adjourned to July 29, 2008.
(5)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
(6)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

Advance Refundings: Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com. You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $153 billion in assets as of March 31, 2008, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MAN-MS1-0508D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended May 30, 2008	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Arizona Municipal Bond Fund	9,105	0	874	0
Colorado Municipal Bond Fund	8,266	0	685	0
Florida Municipal Bond Fund	13,403	0	1,703	0
Maryland Municipal Bond Fund	10,805	0	1,117	0
New Mexico Municipal Bond Fund	8,678	0	757	0
Pennsylvania Municipal Bond Fund	12,678	0	1,382	0
Virginia Bond Fund	15,620	0	1,861	0

Total	$78,555	$0	$8,378	0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Arizona Municipal Bond Fund	0	0	0	0
Colorado Municipal Bond Fund	0	0	0	0
Florida Municipal Bond Fund	0	0	0	0
Maryland Municipal Bond Fund	0	0	0	0
New Mexico Municipal Bond Fund	0	0	0	0
Pennsylvania Municipal Bond Fund	0	0	0	0
Virginia Bond Fund	0	0	0	0

Fiscal Year Ended May 31, 2007	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Arizona Municipal Bond Fund	8,850	0	397	0
Colorado Municipal Bond Fund	7,938	0	198	0
Florida Municipal Bond Fund	13,073	0	1,341	0
Maryland Municipal Bond Fund	10,048	0	574	0
New Mexico Municipal Bond Fund	8,270	0	262	0
Pennsylvania Municipal Bond Fund	11,333	0	869	0
Virginia Bond Fund	13,696	0	1,362	0

Total	$73,208	$0	$5,003	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Arizona Municipal Bond Fund	0	0	0	0
Colorado Municipal Bond Fund	0	0	0	0
Florida Municipal Bond Fund	0	0	0	0
Maryland Municipal Bond Fund	0	0	0	0
New Mexico Municipal Bond Fund	0	0	0	0
Pennsylvania Municipal Bond Fund	0	0	0	0
Virginia Bond Fund	0	0	0	0

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended May 30, 2008	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust I	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2007	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust I	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended May 30, 2008	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Arizona Municipal Bond Fund	874	0	0	874
Colorado Municipal Bond Fund	685	0	0	685
Florida Municipal Bond Fund	1,703	0	0	1,703
Maryland Municipal Bond Fund	1,117	0	0	1,117
New Mexico Municipal Bond Fund	757	0	0	757
Pennsylvania Municipal Bond Fund	1,382	0	0	1,382
Virginia Bond Fund	1,861	0	0	1,861

Total	$8,378	$0	$0	$8,378

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Fiscal Year Ended May 31, 2007	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Arizona Municipal Bond Fund	397	0	0	397
Colorado Municipal Bond Fund	198	0	0	198
Florida Municipal Bond Fund	1,341	0	0	1,341
Maryland Municipal Bond Fund	574	0	0	574
New Mexico Municipal Bond Fund	262	0	0	262
Pennsylvania Municipal Bond Fund	869	0	0	869
Virginia Bond Fund	1,362	0	0	1,362

Total	$5,003	$0	$0	$5,003

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust I

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date August 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date August 7, 2008

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date August 7, 2008